SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    Form 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  October  8, 1998
                                                            --------------------

                       Continental Investment Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

              0-3743                                         58-0705228
--------------------------------------------        ----------------------------
     (Commission File Number)                       (IRS Employer Identification
                                                     Number)

           10254 Miller Road, Dallas, TX                     75238
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     (Address of Principal Executive Offices)              (Zip Code)


                                 (214) 691-1100
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              (Registrant's Telephone Number, Including Area Code)

  ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

FORWARD-LOOKING STATEMENTS

         This Report contains forward-looking statements that involve risks and uncertainties that could cause results of operations or financial condition of Continental Investment Corporation to differ materially from those expressed or implied by the forward-looking statements. These risks include uncertainties attendant to bankruptcy proceedings, possible inaccuracy of prior published financial information about the Registrant and its subsidiaries, the uncertainties of litigation, a lack of certainty as to the amounts that can be realized on sales of certain of the company's assets, and the long-term effects of the bankruptcy reorganization on the operations of the Registrant and its subsidiaries.

Item 1.  Change in Control of Registrant.

         As more fully described below in Item 3, the Plan of Reorganization (defined below) provided for the cancellation of shares of the common stock issued by Continental Investment Corporation (the "Registrant"), held by the Sterritt Entities. See Item 3 for a list of the Sterritt Entities. To date, the Registrant has identified and cancelled 6,060,337 shares held by Sterritt Entities. In addition, the Registrant believes that additional shares are likely to be identified as beneficially owned by one or more Sterritt Entities. When so identified, these additional shares shall also be cancelled.

         By agreement, the Plan of Reorganization also provides that 1,662,953 shares of the Registrant's common stock held by Stewart Rahr were cancelled. See also Item 3.

         Prior to the adoption of the Plan of Reorganization, the Registrant had 12,273,932 shares of its common stock outstanding. After cancellation of 6,060,337 shares known to be held by Sterritt Entities and the 1,662,953 shares relinquished by Mr. Rahr, the total number of shares of the Registrant's common stock outstanding is 4,550,642. This number of outstanding shares may be reduced further as additional shares owned by Sterritt Entities are identified and cancelled. Also, other shares may be cancelled for other reasons related to the validity of their issuance.

         Cancellation of the shares described herein may be deemed to have resulted in a change of control of the Registrant, although no shareholders or group of shareholders have identified themselves as now controlling the Registrant. The Registrant is in the process of notifying its shareholders who are not Sterritt Entities of the procedure for obtaining new stock certificates in exchange for their old stock certificates. See Item 3 below.

Item 3.  Bankrupcty or Receivership.

         On January 13, 1999, the Registrant was placed in an involuntary reorganization proceeding under Chapter 11 of the U. S. Bankruptcy Code. The case was brought in the U. S. Bankruptcy Court for the Northern District of Georgia (Atlanta) (Case No. 99-60676). Upon request of the Registrant, on March 19, 1999, the case was transferred to the U. S. Bankruptcy Court for the Northern District of Texas, Dallas Division. On December 6, 1999, the Registrant consented to the entry of an Order for Relief pursuant to Chapter 11 of the U.
S. Bankruptcy Code without consenting to the claims of the petitioning creditors.

         On February 10, 2000, the U. S. Bankruptcy Court for the Northern District of Texas, Dallas Division (Case No. 99-32947-RCM-11) entered an Order Confirming Debtor's Plan of Reorganization (the "Confirmation Order"). Attached to the Confirmation Order was a Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code Dated December 6, 1999 (the "Disclosure Statement") including Debtor's Plan of Reorganization Dated December 6, 1999 (the "Plan of Reorganization"). Copies of the Confirmation Order, the Disclosure Statement and the Plan of Reorganization are attached as exhibits to this report. See Item 7.

         Summarization of Plan

         In accordance with the Order of Confirmation entered by the Court, the Confirmation Date for the Plan of Reorganization was February 10, 2000, and the Effective Date of the Plan of Reorganization will be sixty (60) days after the Order of Confirmation becomes final and any appeal from that order is dismissed. The Plan of Reorganization addresses thirteen (13) classes of "allowed claims."(1)

         A summary of the disposition of the thirteen (13) classes of allowed claims set forth below:

                  Class 1 (Administrative Claims) will be paid in cash and in full on the Effective Date of this Plan to the extent not otherwise paid prior to confirmation of the Plan of Reorganization. The Debtor is required to continue to make quarterly payments to the U.S. Trustee and may be required to file post-confirmation operating reports until its case is closed.

                  Class 2 (Tax Claims) shall be satisfied. Tax creditors may also be paid in full on the Effective Date or upon the sale of property in which they claim a lien at the time of sale. The taxing authorities shall retain their liens, if any, to secure their tax claims until paid in full as called for by the Plan of Reorganization.

                  Class 3 (Mortgage Claims) shall be satisfied by the continuing monthly payments of principal and interest as originally called for by the terms of the loan documents.

                  Class 4 (GAP Period Claims) As to the allowed amounts, these claims shall be satisfied in full on the later of the Effective Date or the date the claim is otherwise due or

-----------------

(1) Generally, "allowed claims" are claims that first the claimant timely filed with the Bankruptcy Court or the Registrant listed on its schedule of creditors filed with the court as not being disputed, contingent or unliquidated as to amount. Second, a claim that has been filed or listed on a schedule will only be "allowed" if no objection is filed with the Bankruptcy Court or the court disallows the objection. The complete definition of "allowed claims" is contained in Section 13.2 of the Plan of Reorganization. See Item 7.

                  becomes an allowed claim. "GAP Period Claims" were claims incurred between January 13, 1999, the date of filing of the involuntary petition against the Registrant, and December 6, 1999, the date the Registrant consented to relief under Chapter 11 of the Bankruptcy Code.

                  Class 5 (Priority Board Claims) shall be satisfied in full on the later of the Effective Date or the date the claim is otherwise due or becomes an allowed claim. These claims shall be satisfied by the Registrant's issuance of shares of common stock to these directors. These are certain claims of the Registrant's directors entitled to priority under Section 507(a) of the U.S. Bankruptcy Code.

                  Class 6 (Rahr Creditor  Claims) shall be satisfied as follows:
                  The allowed claims of Stewart Rahr (including all claims for reimbursement of litigation expenses and shareholder claims) shall be satisfied through his receipt of an additional 10% of the total pooled litigation proceeds (pooled for allocation purposes only) under the Litigation Agreement (defined below) between the Registrant and Stewart Rahr. By this exchange, the Registrant's common stock held by Mr. Rahr would be released and/or extinguished.

                  Class 7 (Trade Creditor Claims) shall be paid in full on the later of the Effective Date or the date the claim is otherwise due or becomes an allowed claim.

                  Class 8 (General Creditor Claims) shall be paid in full upon the later of the Effective Date or the date each such claim becomes an allowed claim.

                  Class 9 (Guarantee Creditor Claims) shall be paid in full upon the later of the first day of the month following six (6) months after the Effective Date or the date such claim becomes an allowed claim.

                  Class 10 (Indemnification Creditor Claims) shall be paid in full upon the later of the first day of the month following six (6) months after the Effective Date or the date such claim becomes an allowed claim.

                  Class 11 (Sterritt Entity Claims) shall receive nothing under this Plan.

                  Class 12 (Equity Interest Holder Claims) shall receive new stock certificates from the Registrant for the same number of shares of stock held in the Registrant as of the Confirmation Date. The old Registrant stock certificates must be surrendered by the shareholders to the Registrant. This group does not include any of the Sterritt Entities.

                  Class 13 (Sterritt Entity Equity Interest Holder Claims) shall receive nothing under the Plan of Reorganization and must surrender their stock certificates to the Registrant for cancellation.

         The total cash amounts of allowed claims for each class of non-equity claims as of the Confirmation Date are shown below:

         Class 1  (Administrative Claims)                      $100,000(2)
         Class 2  (Tax Claim)                                   $13,741
         Class 3  (Mortgage Claims)                             $11,192
         Class 4  (GAP Period Claims)                           $55,705
         Class 5  (Priority Board Claims)(3)                   $350,000
         Class 6  (Rahr Creditor Claims)                       $383,984(4)
         Class 7  (Trade Creditor Claims)                       $85,403
         Class 8  (General Creditor Claims)                    $518,654
         Class 9  (Guarantee Creditor Claims)                  $161,953
         Class 10 (Indemnity Creditor Claims)              Unliquidated
         Class 11 (Sterritt Entity Claims)                     $504,701 (5)
                                                              --------
                                    TOTAL                    $2,185,333
                                                              =========

         The amounts reflected above were shown on the Summary of Schedules filed by the Registrant in its Chapter 11 case on December 6, 1999. Many of these amounts are disputed and have subsequently changed. Also, the payments shown are not presented consistent with generally accepted accounting principles. Any allowed claims will be paid as indicated above.

         Assets

         In addition, the Registrant's Plan of Reorganization disclosed a number of assets. The Registrant is in the process of determining if some or all of these assets were improperly recorded on its books and records. See Item 5. The Plan of Reorganization estimated a liquidation value of $2.0 million for all of the Registrant's assets (other than claims in litigation). Estimated liquidation value does not necessarily reflect the value that should be recorded on the Registrant's books under generally accepted accounting principles or the value that the Registrant will receive from the assets in the course of the Registrant's operations or from a sale in an ordinary manner.




-----------------


(2) Estimated as of the Confirmation Date.

(3) The Plan of Reorganization states that the Registrant's directors will receive shares of the Registrant's common stock in lieu of a cash payment for these claims. The number of shares to be issued has yet to be determined.

(4) Mr. Rahr has agreed to relinquish these claims.  See Item 5.

(5) The Plan of Reorganization provides that these claimants will receive nothing.



         The Registrant's claims in litigation were indicated to have an unknown value. Eighty-five percent (85%) of any amounts recovered on these claims has been assigned to a former shareholder. See Item 5.

         The assets and the estimated liquidation values shown in the Schedules to the Plan of Reorganization, as of December 6, 1999, were:


Cash                                                                                             $5,800
Escrow Funds                                                                                       $840
Furniture and Office Equipment                                                                     $500
Real Property
               -Ben Hill Site Atlanta, Georgia                                               $1,600,000
               -Ellis County, Texas                                                             $25,000
Notes receivable from Swan Financial                                                                -0-
Investment in the stock of WasteMasters, Inc.                                                  $100,000
Note receivable from WasteMasters, Inc.                                                             -0-
Investments in and receivables from four subsidiaries:
               -Continental Technologies, Inc. (a Delaware corporation)                        $200,000
               -Continental Technologies Corporation of Georgia (a Georgia corporation)             -0-
               -FIBER-SEAL Franchise Corporation (a Delaware corporation)                           -0-
               -FIBER-SEAL Holdings, Inc. (a Texas corporation)                                $100,000
Adversary claims in litigation                                                                  Unknown
                                                                                                -------
                                            TOTAL                                            $2,032,140
                                                                                              =========



         The amounts shown here were liquidation values estimated as of December 6, 1999. Estimated liquidation values may differ from market value or book value computed in accordance with generally accepted accounting principles, and these differences may be material.

         Information regarding the estimated values of assets and estimated amounts of liabilities of the Registrant is furnished in accordance with the Instructions to Form 8-K. The Registrant makes no representation as to the accuracy of those estimates, and no attempt has been made by the Registrant to update any or all of these estimates. Investors should also see the information in Item 5 on the possible inaccuracy of the Registrant's earlier financial statements.

         Equity Claims of Sterritt Entities

         As  noted  above,   the  Plan  of   Reorganization   provided  for  the
cancellation of shares of the Registrant's common stock held by the Sterritt Entities. The Plan identifies the following persons as "Sterritt Entities":

R. Dale Sterritt, Jr.                               Richard D. Sterritt, Sr.
Edward W. Roush, Jr.                                Malcolm M. Kelso




Roush, Inc. d/b/a Kelso & Roush, Inc.               Hopo Investments, L. C.
Freddie Joe Royer, Jr.                              Larry Wayne Sterritt
Sarah Sterritt                                      Robyn Ann Straza-Sterritt
Richard Straza                                      Susan Lale
Sterritt Properties, Inc.                           20th Century Holdings, Inc.
Suresh Chainani                                     Kanayo Wadhwani
Dresco Investments, Inc.                            Woodland Ventures, Inc.
Swan Financial Services, Inc.                       Nikko Trading of America Corporation
Atremo Holdings, Inc., S.A.                         Wallenberg Financial, Inc., S.A.
Greg Wiggins                                        Scott Bush
Orison Financial, Inc.                              American Recycling & Management Corp.
Robert D'Agostino                                   John Marshall Law School, Inc., the Center of
                                                    Shareholders Rights
Waste Ventures, Inc.                                20th Century Partners, Inc
And any and all other persons acting in concert with any of the above and foregoing persons.



                     * * * * * * * * * * * * * * * * * * * *

         The Registrant has identified  6,060,337 shares of common stock as held
by  persons  who  are  Sterritt  Entities.   In  accordance  with  the  Plan  of
Reorganization, all 6,060,337 shares have been cancelled.

         There are several lawsuits pending against a number of the Sterritt Entities and certain professionals formerly retained by the Registrant. In some of these lawsuits, the Registrant is a plaintiff. These lawsuits allege a number of unlawful and fraudulent activities by the defendants named in those cases.

         Stewart Rahr

         As described below in Item 5, Stewart Rahr and the Registrant have worked together in certain litigation. As a part of this litigation, they executed the Litigation Agreement (defined below) and the Agreement Regarding Treatment of Claims (also defined below). In the Agreement Regarding Treatment of Claims, Mr. Rahr agreed to the terms of the Plan of Reorganization providing that his claims as a creditor and a shareholder would be exchanged for an additional 10% of the proceeds of the litigation described in the Litigation Agreement. In other words, Mr. Rahr's 1,662,953 shares of the Registrant's common stock were cancelled (along with other cash claims) in exchange for increasing his share of any proceeds received from the two lawsuits described in the Litigation Agreement to eighty-five percent (85%).

         Stock Certificates and Trading

         The Registrant has begun mailing letters to its shareholders notifying them of the changes in the stock provided under the Plan of Reorganization described herein and included as an exhibit in Item 7. Under the procedures the Registrant has established, stock certificates currently held by "allowed shareholders" will be cancelled and exchanged share-for-share for new stock certificates representing the Registrant's Common Stock. If the old stock certificate is returned to the Registrant by September 29, 2000, it shall bear the expense of issuing a single new stock certificate representing all of the shareholder's holdings of Common Stock.

         In order to accomplish the foregoing, trading in the old stock certificates will end on the close of trading on a date to be designated. After that date, only the new stock certificates representing the Common Stock will trade. Beginning on the next trading date, the Registrant's Common Stock will trade under a new trading symbol, and the Common Stock will be represented by the new stock certificates. At present, the new symbol has not been assigned by the National Association of Securities Dealers, Inc.

Item 5.  Other Events.

         Possible Inaccuracy of Certain Previously-Published Financial Statements. Facts have come to the attention of the Registrant's management that call into question the accuracy of financial statements published by the Registrant for the period beginning January 1, 1996 through September 30, 1998. In particular, management believes that these financial statements are likely to reflect assets and transactions that were recorded using valuations that arose from undisclosed related party transactions or that were otherwise valued or recorded in a manner inconsistent with generally accepted accounting principles. Therefore, it is possible that the Registrant's published financial condition, results of operations and other information (both audited and unaudited) for this period were materially inaccurate. On or about March 10, 1999, the Registrant issued a press release on this topic. This press release is an exhibit to this report. See Item 7.

         In light of the circumstances described in this report, the Registrant has not published any financial information for periods beginning on or after October 1, 1998.

         Following the confirmation of the Registrant's Plan of Reorganization, management and representatives of Belew Averitt LLP, the Registrant's independent auditors, have begun reviewing the Registrant's books and records so that accurate financial information about the Registrant can be published.

         Many of the facts and allegations that cause management to question the accuracy of the Registrant's statements for the January 1, 1996 to September 30, 1998 financial periods are also the subject of the litigation described below.

         Litigation Involving Directors and Preliminary Injunction of Certain Persons From Acting As Corporate Directors. On September 24, 1998, the Company's Board of Directors voted to remove R. Dale Sterritt, Jr. as Chairman of the

Board of the Company. The directors of the Company at the that time were Mr. Sterritt, Martin G. Blahitka, Robert D. Luna and J. B. Morris. This action was taken after the board members received detailed information and allegations concerning improper and potentially unlawful conduct by Mr. Sterritt and other persons acting in concert with him.

         Shortly thereafter, Mr. Sterritt attempted to convene and conduct a special meeting of the Registrant's shareholders in Dallas, Texas on October 15, 1998. At that meeting, Messrs. Morris, Blahitka, Luna were purportedly removed from the Registrant's Board of Directors and Scott Bush, Larry Sterritt and Greg Wiggins were purportedly appointed as successors.

         In November 1998, Jerry B. Morris, Martin G. Blahitka and Robert D. Luna commenced a lawsuit Jerry B. Morris, et al. v. Scott Bush, et al. (Civ. Action No. 3:98-CV-2452-G) in the U.S. District Court for the Northern District of Texas Dallas Division. In the lawsuit, the plaintiffs sought to enjoin Mr. Bush, Larry Sterritt and Mr. Wiggins from acting as directors of the Registrant in light of numerous violations of the federal securities and other laws and the proxy rules of the Securities and Exchange Commission in convening and holding the October 15, 1998 special meeting.

         On January 28, 1999, the Honorable A. Joe Fish, U.S. District Judge entered an Order of Preliminary Injunction and a related Memorandum Opinion (collectively, the "Preliminary Injunction") in this lawsuit. In the Memorandum Opinion, the Court determined that the plaintiffs had "shown a substantial likelihood of success on their claims" that the alleged special meeting and the related notice violated federal law. Based on these findings, the Court entered the Preliminary Injunction.

         Among other things, the Preliminary Injunction restrained and enjoined the defendants in that lawsuit, Scott Bush, R. Dale Sterritt, Jr., Larry Sterritt and Greg Wiggins, their agents, officers, successors, servants, employees, representatives, attorneys and all persons acting on their behalf or in active concert or participation with them from:

         a. "taking or purporting to take any action as directors of [the Registrant] and from causing [the Registrant] to take or to purport to take any action, including but not limited to, the sale, lease, exchange or other disposition of any of [the Registrant's] assets or the mortgage, pledge or creation of a security interest in any of [the Registrant's] assets;" and

         b. holding any meeting of the Registrant's shareholders at which they are asked or permitted to vote on the election of directors or any other matter without the prior filing with the Securities and Exchange Commission and subsequent distribution to shareholders of a proxy statement or information statement and annual report disclosing all material facts relating to certain enumerated matters.

         The Preliminary Injunction also enjoined any efforts to void the election of certain of the plaintiffs, Jerry B. Morris, Martin G. Blahitka and Robert D. Luna, as directors of the Registrant "unless and until a proper and lawful  shareholders'  vote  occurs...."  Further,  the  Preliminary  Injunction suspended the shareholder voting rights of the defendants and those persons listed above who might be acting with them unless and until "appropriate disclosures" have been made in the Registrant's annual reports and in Schedule 13D filings of the relationships and agreements of these persons with respect to the acquisition, voting and dispositions of the Registrant's stock and the plans or proposals of those persons with respect to the liquidation, sale, or merger of the Registrant or any other material changes in the Registrant's business or corporate structure.

         As a result of the  Preliminary  Injunction,  the  directors  in office
prior  to  the  attempted   shareholders   meeting  on  October  15,  1998  were
re-established as the current directors of the Registrant. These directors are:

                  Martin G Blahitka
                  Robert D. Luna
                  J. B. Morris
                  R. Dale Sterritt, Jr.

         As described above, the Preliminary Injunction bars R. Dale Sterritt, Jr. from acting as a director of the Registrant. The Preliminary Injunction is expected to remain in effect until completion of the trial in this lawsuit.

         A trial in the case is scheduled to begin later in this year.

         Litigation Initiated by Stewart Rahr and the Registrant. On October 8, 1998, Stewart Rahr, who was then a holder of the Registrant's common stock, filed a lawsuit in the U.S. District Court for the Eastern District of New York. This lawsuit was subsequently removed to the Northern District of Texas, Dallas, Division, where it is currently styled Stewart Rahr v. R. Dale Sterritt, et al. (Civil Action No. 3:99-V-0628-G) (the "Sterritt Litigation"). The Third Amended Complaint alleges securities fraud, common law fraud, conspiracy and related claims against the defendants in connection with Mr. Rahr's purchase of the Registrant's common stock and certain loans. The Registrant has intervened in the Sterritt Litigation and is asserting fraud, breach of fiduciary duty, conspiracy and related claims against the defendants in connection with the siphoning of assets from the Registrant and the diversion of corporate opportunities.

         A jury trial in this case began on June 12, 2000 and ended June 26, 2000 with a verdict favorable to the plaintiffs. The judgment that will be entered by the Court will be discussed in a subsequent report after the facts become known.

         On October 8, 1999, Mr. Rahr also filed a lawsuit in the same Texas federal district court styled, Stewart Rahr v. Grant Thornton, LLP, Holland & Knight LLP, and Gary L. Rowan (Civil Action No. 3-99-CV-2305-G) alleging securities fraud, common law fraud and related claims against the public accounting firm that previously audited the Registrant's financial statements, and a law firm that previously represented the Registrant, and an attorney who previously represented the Registrant. The Company also filed a lawsuit against these same professionals styled, Continental Investment Corporation v. Holland & Knight, Grant Thornton and Gary Rowan (the "CIC Suit"). Mr. Rahr's federal claims were dismissed on the ground that they were brought more than one year after Mr. Rahr was on notice of his claims. Mr. Rahr has refiled certain of his state claims in the Texas District Court of Dallas County styled, Stewart Rahr
v. Grant Thornton, LLP (No. 00-01954) (the "Rahr Suit"). Motions to dismiss or to transfer are pending in the CIC Suit and in the Rahr Suit. Discovery has yet to begin in either of these cases.

         On December 3, 1999, the Registrant and Mr. Rahr, acting through counsel, entered into a letter agreement (the "Litigation Agreement"), pursuant to which the Registrant agreed to cooperate with Mr. Rahr in prosecuting the claims and courses of action of the Registrant and Mr. Rahr in the Sterritt Litigation, the CIC Suit and the Rahr Suit. Also, the Registrant agreed to retain counsel selected by Mr. Rahr to act as counsel to the Registrant. Mr. Rahr agreed to bear all legal fees, costs of court and related expenses with respect to the litigation, provided that the parties would bear equally any post-judgment collection expenses as more fully provided in the Litigation Agreement. In consideration of these covenants, the Litigation Agreement provides that any recovery in the litigation shall be paid 25% to the Registrant and 75% to Mr. Rahr.

         These percentages were changed to 85% to Mr. Rahr and 15% to the Registrant under the terms of an Agreement Regarding Treatment of Claims (herein so called), dated December 6, 1999, between Mr. Rahr and the Registrant. In this agreement, Mr. Rahr agreed to relinquishing all creditor and stockholder claims held by him in exchange for this increase in his share of any proceeds from the litigation.

         Subject to the Registrant's right to prior approval of any settlement agreement or out-of-court resolution, the Litigation Agreement provides that Mr. Rahr shall have the right to make decisions regarding the conduct of the Sterritt Litigation, the CIC Suit and the Rahr Suit.

         Copies  of  the  Litigation   Agreement  and  the  Agreement  Regarding
Treatment of Claims are attached as exhibits to this report. See Item 7.

Item 7. Financial Statement and Exhibits

         Attached to this Current Report are the exhibits listed on the cover page to the exhibits, on the page following the signatures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                           CONTINENTAL INVESTMENT CORPORATION

Date: June 28, 2000                        BY:   /s/ J.B. Morris
                                                 -------------------------------
                                                  J. B. Morris, President

                                    EXHIBITS

2.1 Order Confirming Debtor's Plan of Reorganization, dated February 10, 2000, entered by the U.S. Bankruptcy Court for the Northern District of Texas, Dallas Division, (Case No. 99-32947-RCM-11).

2.2 Transmittal Letter for Disclosure Statement dated January 14, 2000, to All Creditors and Parties in Interest of Continental Investment Corporation.

2.3 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code Dated December 6, 1999, including Debtor's Plan of Reorganization dated December 6, 1999 attached thereto as Exhibit A.

99.1     Order of  Preliminary  Injunction,  dated January 28, 1999,  entered in
         Jerry B. Morris, et. al v. Scott Bush, et al, in the U.S. District Court for the Northern District of Texas, Dallas Division (Civil Action No. 3:98-CV-2452-G).

99.2 Memorandum Opinion dated January 28, 1999, entered in Jerry B. Morris, et. al v. Scott Bush, et al, , in the U.S. District Court for the Northern District of Texas, Dallas Division (Civil Action No. 3:98-CV-2452-G).

99.3 Litigation letter agreement dated December 3, 1999, between the Registrant and Stewart Rahr.

99.4 Agreement Regarding Treatment of Claims, dated December 6, 1999, between the Registrant and Stewart Rahr.

99.5 Press Release issued by Registrant on February 8, 1999, titled "Federal Judge Re-Installs Independent Directors, Citing Likely Securities Violations by Former Continental Chairman R. Dale Sterritt and Those Acting in Concert with Him."

99.6     Press  Release  issued  by the  Registrant  on March 10,  1999,  titled
         "Continental   Investment   Corporation  Expresses  Concern  Over  Past
         Financial Statements."

99.7 Press Release issued by the Registrant on April 8, 1999, titled "Board of Directors of Continental Investment Corporation Approves Change in Accounting Firms."

99.8    Press  Release  issued by the  Registrant  on December 6, 1999,  titled
         "Continental   Investment   Corporation   Consents   to  Relief   Under
         Bankruptcy."

                                                                     EXHIBIT 2.1
                                                                     To Form 8-K

ARTHUR I. UNGERMAN
Attorney at Law
JOYCE W. LINDAUER
Attorney at Law
12900 Preston Road
Suite 900
Dallas, Texas 75230
(972) 239-9055 Phone
(972) 503-4034 Fax
ATTORNEYS FOR DEBTOR

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

IN RE:                                 ss.
                                       ss.
CONTINENTAL INVESTMENT                 ss.
CORPORATION,                           ss.         CASE NO. 99-32947-RCM-11
                                       ss.              (CHAPTER 11)
                                       ss.
               DEBTOR.                 ss.

                            ORDER CONFIRMING DEBTOR'S
                             PLAN OF REORGANIZATION
                             ----------------------

         CAME ON FOR CONSIDERATION by the Court at the confirmation hearing held on February 10, 2000, the Debtor's Plan of Reorganization Dated December 6, 1999 ("Plan") filed by Continental Investment Corporation, Debtor in the above-styled and numbered case ("Debtor"); and the Court, after hearing the evidence presented and being advised that there are no objections to the Plan which have not been resolved or considered and ruled upon by the Court, finds and concludes as follows:

         1. There are no objections to the Plan that have not been resolved herein or ruled on by the Court. All non-insider classes of creditors voting have voting have voted to accept the Plan.










ORDER CONFIRMING PLAN  - Page 1

         2. The Plan complies with the applicable provisions of Title 11, and the Debtor, as the plan proponent, has complied with the applicable provisions of Title 11.

         3. The Plan has been proposed in good faith and not by any means forbidden by law.

         4. The requisite number of impaired classes of claims or interests voting have voted to accept the Plan.

         5. The Plan is a plan .
or reorganization.

         6. All payments made or promised to be made by the Debtor or any other person for services or for costs and expenses in, or in connection with, the Plan and incident to the case, have been disclosed to the Court and are reasonable or, if to be fixed after Confirmation of the Plan will be subject to the approval of the Court.

         7. The identity, qualifications, and affiliations of the persons who are to serve the Debtor, after Confirmation of the Plan have been fully disclosed, and the appointment of such persons to such offices, or their continuance therein, is equitable, and consistent with the interests of the creditors and equity security holders and with public policy. J.B. Morris shall continue as a director and as president and treasurer of the company. Robert
Luna shall continue as a director and vice president and secretary of the company.

         8. The identity of any insider that will be employed or retained by the Debtor and his compensation has been disclosed.

         9. The Plan does not affect any rate change of any regulatory commission with jurisdiction over the rights of the Debtor.



ORDER CONFIRMING PLAN  - Page 2

         10. The Plan is feasible.

         11. Confirmation of the Plan is not likely to be followed by the need for further financial reorganization of the Debtor or any successor to the Debtor under the Plan.

         12. All Section 1930 fees shall be paid by the Debtor on or before the Effective Date of the Plan and shall continue to be paid until this case is closed. The Debtor shall continue to file post-confirmation operating reports with the Office of the United States Trustee until this case is closed.

         13. All creditors will receive more under the Plan than they would receive in a Chapter 7 liquidation.

         14. The Plan does not affect any retiree benefits.

         15. The Debtor reserves the right to object to the amount and allowance of all claims after Confirmation. The final allowed amount of all claims determined after Confirmation shall be computed retroactive to the Confirmation Date.

         16. The Confirmation Date under the Plan shall be February 10, 2000.

         17. The date of Substantial Consummation shall be no sooner than May 1, 2000.

         18. The Plan shall not discharge any non-debtor parties and Section 8.3 of the Plan is modified to eliminate any discharge for non-debtor third parties.

         19. All leases and executory contracts not otherwise assumed by prior Court order are rejected as of the Confirmation Date.

         ORDERED, ADJUDGED AND DECREED that the Debtor's Plan of Reorganization Dated December 6, 1999 is confirmed and a status conference is set for July 31,


ORDER CONFIRMING PLAN  - Page 3

2000 at 9:15 a.m. if a final decree is not entered prior to then.

         SIGNED this the 10th day of February, 2000.

                                            \s\  A. Joe Fish
                                           ------------------------------
                                           UNITED STATES BANKRUPTCY JUDGE


















ORDER CONFIRMING PLAN  - Page 4

                                                                    EXHIBIT  2.2
                                                                     To Form 8-K

                                JOYCE W. LINDAUER
                               ARTHUR I. UNGERMAN
                                ATTORNEYS AT LAW
                               12900 PRESTON ROAD
                                    SUITE 900
                            DALLAS, TEXAS 75230-1325

Telephone No.                                                      Facsimile No.
(972) 503-4033                                                    (972) 503-4034

                                January 14, 2000

To All Creditors and Parties in
Interest of Continental Investment Corporation

         Re:      Continental Investment Corporation Plan of Reorganization

Dear Creditor:

         The undersigned writes to you as representatives of the above-named Debtor. This letter accompanies the Debtor's Chapter 11 plan of reorganization and disclosure statement filed by the Debtor in its Chapter 11 case, and we strongly urge you to read both of these documents carefully.

         The plan of reorganization is the product of the management of the Debtor and has been reviewed by the Court appointed examiner, Mr. Jay Gueck. We believe that the plan provides a fair result for the unsecured creditors and other parties in interest. We believe the plan is significantly preferable to liquidation of the Debtor's property. The plan, as proposed, should provide for payment in full to the unsecured creditors with allowed claims. The shareholders with allowed interests, as more fully set forth in the Plan, will be issued new stock in the reorganized Debtor as part of the confirmation process. All outstanding shares of stock currently in the market will be cancelled. Through a series of transactions described in part in the plan, the Debtor believes that the shareholders of the reorganized Debtor will realize future appreciation in the reorganized Debtor's stock.

         Accordingly, the Debtor hopes that , after reviewing the plan or reorganization and disclosure statement, you will complete the ballot provided to indicate acceptance of the plan of reorganization, and promptly mail it to counsel for the Debtor.

January 14, 2000
Page 2

         Your immediate thoughtful attention to this matter is appreciated.

                                                Very truly yours,


                                                /s/
                                                ---------------------------
                                                J.B. Morris
                                                President
                                                Continental
                                                Investment Corporation

                                                /s/
                                                ---------------------------
                                                Arthur I. Ungerman
                                                Joyce W. Lindauer
                                                Counsel for Continental
                                                Investment Corporation

         I have reviewed the plan and disclosure statement provided by the Debtor and support the plan as being in the best interest of the creditors and shareholders of this estate. I would also urge you to support the plan.

                                                /s/
                                                ---------------------------
                                                Jay Gueck, Attorney at Law
                                                Court Appointed Examiner

                                                                  EXHIBIT 2.3
                                                                  to Form 8-K

ARTHUR I. UNGERMAN
ATTORNEY AT LAW

         and

JOYCE W. LINDAUER
ATTORNEY AT LAW
Suite 900
12900 Preston Road
Dallas, TX  75230
PH. (972) 503-4033
FAX (972) 503-4034
ATTORNEYS FOR DEBTOR
CONTINENTAL INVESTMENT CORPORATION


                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

IN RE:                                 ss.
                                       ss.
Continental Investment Corporation,    ss.       CASE NO. 399-32947 RCM-11
                                       ss.         (Chapter 11 Case)

                           DEBTOR.     ss.

                                       ss.
                                       ss.        Hearing:  December 6, 1999
                                       ss.        at 9:00 a.m.
                                       ss.

                  DISCLOSURE STATEMENT PURSUANT TO SECTION 1125
                 OF THE BANKRUPTCY CODE DATED DECEMBER 28, 1998
                 ----------------------------------------------

TO: ALL PARTIES-IN-INTEREST, THEIR ATTORNEYS OF RECORD AND TO THE HONORABLE UNITED STATES BANKRUPTCY JUDGE:

                                       I.

                                  INTRODUCTION

                             Identity of the Debtor
                             ----------------------

         1.1 Continental Investment Corporation ("CIC or the "Debtor") was incorporated on October 3, 1958 in the State of Georgia. The Debtor is a publicly-traded company with its shares presently traded in the pink sheets under the symbol "CICGE". The Debtor was placed in an involuntary Chapter 11 bankruptcy case on January 13, 1999 in the United States Bankruptcy Court for the Northern District of Georgia (Atlanta) (Case No. 99-60676). Debtor disputes that the petitioning creditors have legitimate claims against the Debtor and has disputed these claims. Upon request of the Debtor the case was transferred on March 19, 1999 to the United States Bankruptcy Court for the Northern District of Texas, Dallas Division ("Court") the Honorable Robert C. McGuire, Judge Presiding. On December 6, 1999 the Debtor consented to the entry of an Order for Relief pursuant to Chapter 11 without consenting the claims of the petitioning creditors.

             Purpose of Disclosure Statement; Source of Information
             ------------------------------------------------------

         1.2. Debtor submits this Disclosure Statement pursuant to Section 1125 of the Code to all known Claimants of Debtor for the purpose of disclosing that information which the Court has determined is material, important, and necessary for Creditors of Debtor in order to arrive at an intelligent, reasonably informed decision in exercising the right to vote for acceptance or rejection of the Debtor's Plan. This Disclosure Statement describes the operations of the Debtor contemplated under the Plan. You are urged to study the Plan in full and to consult with your counsel about the Plan and its impact upon your legal rights. Any accounting information contained herein has been provided by the Debtor.

                            Explanation of Chapter 11
                            -------------------------

         1.3. Chapter 11 is the principal reorganization chapter of the Code. Pursuant to Chapter 11, a debtor is authorized to reorganize its business for its own benefit and that of its creditors and equity interest holders. Formulation of a plan of reorganization is the principal purpose of a Chapter 11 reorganization case. A plan of reorganization sets forth the means for satisfying claims against and interests in the debtor. After a plan of reorganization has been filed, it must be accepted by holders of claims against, or interests in, the debtor. Section 1125 of the Code requires full disclosure before solicitation of acceptances of a plan of reorganization. This Disclosure Statement is presented to Claimants to satisfy the requirements of Section 1125 of the Code.

                   Explanation of the Process of Confirmation
                   -------------------------------------------

         1.4. Even if all Classes of Claims accept the plan, its confirmation may be refused by the Court. Section 1129 of the Code sets forth the requirements for confirmation and, among other things, requires that a plan of reorganization be in the best interests of Claimants. It generally requires that the value to be distributed to Claimants may not be less than such parties would receive if the debtor were liquidated under Chapter 7 of the Code.

         1.5. Acceptance of the plan by the Creditors and Equity Interest Holders is important. In order for the plan to be accepted by each class of claims, the creditors that hold at least two thirds (2/3) in amount and more than one-half (1/2) in number of the allowed claims actually voting on the plan in such class must vote for the plan and the equity interest holders that hold at least two-thirds (2/3) in amount of the allowed interests actually voting on the plan in such class must vote for the plan. Chapter 11 of the Code does not require that each holder of a claim against, or interest in, the debtor vote in favor of the plan in order for it to be confirmed by the Court. The plan, however, must be accepted by: (i) at least the holder of one (1) class of claims by a majority in number and two-thirds (2/3) in amount of those claims of such class actually voting; or (ii) at least the holders of one (1) class of allowed interests by two-thirds (2/3) in amount of the allowed interests of such class actually voting.

         1.6. The Court may confirm the plan even though less than all of the classes of claims and interests accept it. The requirements for confirmation of a plan over the objection of one or more classes of claims or interests are set forth in Section 1129(b) of the Code.

         1.7. Confirmation of the plan discharges the debtor from all of its pre-confirmation debts and liabilities except as expressly provided for in the plan and Section 1141(d) of the Code. Confirmation makes the plan binding upon the debtor and all claimants, equity interest holders and other parties-in-interest, regardless of whether or not they have accepted the plan.

                                Voting Procedures
                                -----------------

         1.8 Unimpaired Classes. Claimants in Classes 1-3 are not impaired under the Plan. Such Class, therefore, is deemed to have accepted the Plan.

         1.9 Impaired Classes. The Class 4 through 13 Claimants are impaired as defined by Section 1124 of the Code. The Debtor is seeking the acceptance of the Plan by Claimants in Classes 4 through 13. Each holder of an Allowed Claim in Classes 4 through 13 may vote on the Plan by ballot as set forth below. For Classes 4-13, the ballot must be returned to Joyce W. Lindauer, 12900 Preston Road, Suite 900, Dallas, Texas 75230. For Class 12 and 13, the equity interest holders of the Debtor, the Ballots must be returned to Securities Transfer Corporation, 16910 Dallas Parkway, Suite 100, Dallas, Texas 75248.

         In order to be counted, ballots must be RECEIVED no later than at the time and date stated on the Ballot. The Class 11, 12, and 13 are insiders and may vote on the Plan but their votes shall not be count towards a cramdown confirmation.

         1.10. Acceptances. Ballots that are signed and returned but fail to indicate either an acceptance or rejection will be counted as an acceptance. Classes of Claimants that fail to vote will be deemed to have accepted the Plan for purposes of 11 U.S.C.ss.1129(a)(8).

                        Best Interests of Creditors Test
                        --------------------------------

         1.11. Section 1129(a)(7) of the Code requires that each impaired class of claims or interests accept the Plan or receive or retain under the Plan on account of such claim or interest, property of a value as of the Effective Date of the Plan, that is not less than the amount that such holder would so receive or retain if the Debtor were liquidated under Chapter 7 of the Bankruptcy Code. If Section 1111(b)(2) of the Bankruptcy Code applies to the claims of such class, each holder of a claim of such class will receive or retain under the Plan, on account of such claim, property of a value, as of the Effective Date of the Plan, that is not less than the value of such holder's interest in the estate's interest in the property that secures such claims. In order for the Plan to be confirmed, the Bankruptcy Court must determine that the Plan is in the best interests of the Debtor's creditors. Accordingly, the proposed plan must provide the Debtor's creditors with more than they would receive in a Chapter 7 liquidation. It is anticipated that in a Chapter 7 liquidation, the Debtor's creditors, other than the secured creditors, would receive nothing. Accordingly, since the Plan proposes a substantial dividend to all creditors, such creditors are receiving more than they would receive in a Chapter 7 liquidation. Accordingly, the Plan satisfies the requirements of Section 1129(a)(7).

                                    Cramdown
                                    --------

         1.12. The Court may confirm the Plan even though less than all of the classes of claims and interests accept it. The requirements for confirmation of a plan over the objection of one or more classes of claims or interests are set forth in Section 1129(b) of the Code.

                                       II.

                                 REPRESENTATIONS

         2.1. [Note: Paragraphs in brackets to be included after the Bankruptcy Court approves this Disclosure Statement.]

         2.2. [This Disclosure Statement is provided pursuant to Section 1125 of the Code to all of the Debtor's known Creditors and other parties in interest in connection with the solicitation of acceptance of its Plan of Reorganization, as amended or modified. The purpose of this Disclosure Statement is to provide such information as will enable a hypothetical, reasonable investor, typical of the holders of Claims, to make an informed judgment in exercising its rights either to accept or reject the Plan. A copy of the Plan is attached hereto as Exhibit "A".]

         2.3. [After a hearing on notice, the Court approved this Disclosure Statement as containing information of the kind and in sufficient detail adequate to enable a hypothetical, reasonable investor typical of the classes being solicited to make an informed judgment about the Plan.]

         2.4. The in formation contained in this Disclosure Statement has been derived from the Debtor, unless specifically stated to be from other sources.

         2.5 All initially capitalized and bolded words used in this Disclosure Statement have the same definitions provided for in Article XIII of the Plan.

         2.6. No representations concerning the Debtor are authorized by the Debtor other than those set forth in this Disclosure Statement. The Debtor recommends that any representation or inducement made to secure your acceptance or rejection of the Plan which is not contained in this Disclosure Statement should not be relied upon by you in reaching your decision on how to vote on the Plan. Any representation or inducement made to you not contained herein should be reported to the attorneys for Debtor who shall deliver such information to the Court for such action as may be appropriate.

         2.7. ANY BENEFITS OFFERED TO THE CREDITORS ACCORDING TO THE PLAN WHICH MAY CONSTITUTE "SECURITIES" HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("SEC"), [THE GEORGIA SECURITIES COMMISSION,] THE TEXAS SECURITIES BOARD, OR ANY OTHER RELEVANT GOVERNMENTAL AUTHORITY IN ANY STATE OF THE UNITED STATES. IN ADDITION, NEITHER THE SEC, NOR ANY OTHER GOVERNMENTAL AUTHORITY HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DISCLOSURE STATEMENT OR UPON THE MERITS OF THE PLAN. ANY REPRESENTATIONS TO THE CONTRARY MAY BE A CRIMINAL OFFENSE.

         2.8. THE INFORMATION CONTAINED HEREIN HAS NOT BEEN SUBJECT TO A CERTIFIED AUDIT. FOR THE FOREGOING REASON, AS WELL AS BECAUSE OF THE IMPOSSIBILITY OF MAKING ASSUMPTIONS, ESTIMATES AND PROJECTIONS INTO THE FUTURE WITH ACCURACY, THE DEBTOR IS UNABLE TO WARRANT OR REPRESENT THAT THE INFORMATION CONTAINED HEREIN IS COMPLETELY ACCURATE, ALTHOUGH EVERY REASONABLE EFFORT HAS BEEN MADE TO ENSURE THAT SUCH INFORMATION IS ACCURATE. THE APPROVAL BY THE COURT OF THIS DISCLOSURE STATEMENT DOES NOT CONSTITUTE AN ENDORSEMENT BY THE COURT OF THE PLAN OR GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN.

         2.9. THE DEBTOR BELIEVES THAT THE PLAN WILL PROVIDE CLAIMANTS WITH AN OPPORTUNITY ULTIMATELY TO RECEIVE MORE THAN THEY WOULD RECEIVE IN A LIQUIDATION OF THE DEBTOR'S ASSETS, AND SHOULD BE ACCEPTED. CONSEQUENTLY, THE DEBTOR URGES THAT CLAIMANTS VOTE FOR THE PLAN.

         2.10. DEBTOR DOES NOT WARRANT OR REPRESENT THAT THE INFORMATION CONTAINED HEREIN IS CORRECT, ALTHOUGH GREAT EFFORT HAS BEEN MADE TO BE ACCURATE. THE STATEMENTS CONTAINED IN THIS DISCLOSURE STATEMENT ARE MADE AS OF THE DATE HEREOF UNLESS ANOTHER TIME IS SPECIFIED HEREIN. THIS DISCLOSURE STATEMENT CONTAINS ONLY A SUMMARY OF THE PLAN. THE PLAN WHICH ACCOMPANIES THIS DISCLOSURE

STATEMENT IS AN INTEGRAL PART OF THIS DISCLOSURE STATEMENT, AND EACH CREDITOR AND INTEREST HOLDER IS URGED TO CAREFULLY REVIEW THE PLAN PRIOR TO VOTING ON IT.

                                      III.

                         FINANCIAL PICTURE OF THE DEBTOR
                         -------------------------------
                 Financial History and Background of the Debtor
                 ----------------------------------------------

         3.1 Debtor was incorporated on October 3, 1958 in the State of Georgia. The Debtor is publicly-traded company with its shares presently traded in the pink sheets under the symbol "CICGE". The Debtor's headquarters are in Dallas, Texas. The Debtor's principal asset is 229 acres known as the Ben Hill site in Atlanta, Georgia, as described below.

         In 1965 the Company purchased 133 acres of land located approximately 10 miles southwest of downtown Atlanta, Georgia. From 1966 to 1993, 65 acres of the land along with mineral rights were leased to a mining and quarrying company unrelated to CICG. The lease and rights to extract minerals form the property expired in 1993. Subsequently, CICG participated in reclamation activities in preparation for additional 96 acres adjacent to the 133 acre site. A study of the property has indicated its viability as a potential multi-use waste disposal, waste transfer and recycling facility.

         In a series of transactions in fiscal 1993 and 1996 the Company acquired all of the operating assets of Fiber-Seal Holdings, Inc., Fiber-Seal Services International, Inc. and Fiber-Seal of Dallas, including all trademarks, servicemarks, logos and tradenames of or related to Fiber-Seal.

         During fiscal 1997, the Debtor through a wholly-owned subsidiary (Continental Technologies Corporation of Georgia, or "CTCG") acquired and operating construction and demolition landfill in metropolitan Atlanta, Georgia in exchange for consideration totaling $2.74 million.

         During fiscal 1997, the Company,  through its  wholly-owned  subsidiary
(CTCG), acquired two landfill sites from WasteMasters, Inc. (in Kirksville, Missouri and Walker County Georgia). In a simultaneous transaction, the Debtor acquired a substantial securities holding in WasteMasters, Inc.

         Additional historical information regarding the Debtor can be obtained from the Securities and Exchange Commission in connection with public filings made by the company.1

         The Debtor has been involved in very contentious litigation with certain of its shareholders and their related entities known collectively as the "Sterritt Entities."

                    Future Income and Expenses Under the Plan
                    -----------------------------------------

         3.2 The Debtor's projections of gross income, expenses and net operating income for the term of the Plan are attached hereto as Exhibit "B".

         3.3 The Debtor proposes selling some of its assets during the bankruptcy proceedings to create operating revenues and to pay creditor claims as provided for in the Plan.

         3.4 All stock of the Debtor and warrants are cancelled under the Plan and new stock will be reissued in the Reorganized by the Debtor.

                                     IV.

                       ANALYSIS AND VALUATION OF PROPERTY
                       ----------------------------------

                                Real Property
                                -------------

         4.1 Pursuant to the Plan, the Debtor is in the process of selling its 30 acres of undeveloped real property in Ellis County, Texas.

         4.2 The Debtor proposes to develop the 229 acres of industrial real estate in Atlanta, Georgia (the "Ben Hill Site") for the purpose of producing revenue from the property. The Debtor proposes t oform a joint venture or similar business structure with a third party to provide the capital necessary to develop the Ben Hill Site from among various alternative uses. The Debtor proposes to sell some of its various residential lots adjacent to, or in the development of the Ben Hill Site itself.

         4.3 As discussed below, the Debtor also proposes to sell, pursuant to the Plan, the landfills and undeveloped land held by its subsidiary.

                               PERSONAL PROPERTY
                               -----------------

         4.4 The value of the Debtor's personal property on the date of the bankruptcy filing is set forth on "EXHIBIT "C" attached hereto. The Debtor has


---------------
1 The company is not current on its public filings but is in the process of obtaining audited financial statements to permit the company to meet its SEC requirements.

only limited personal property, as it maintains limited office space for operations of its corporate offices with its subsidiary in Dallas and shares office equipment and services with that subsidiary.

         4.5 Debtor owns 100% of the outstanding stock of its two principal subsidiaries, Continental Technologies Corporation of Georgia ("CTCG") and Fiber-Seal Holdings, Inc. ("Fiber-Seal"). Debtor proposes to sell the principal assets of CTCG which, in turn consists of a construction and demolition landfill in Lithonia, Georgia, the stock of Trantex, Inc., which in turn owns 100% of the stock of Rye Creek Corporation, which owns and operates a demolition landfill and sanitary landfill in Adair County, Missouri. CTCG also owns undeveloped land in Walker County, Georgia with an aggregate 300 acres in which a small portion of the property is believed to have a closed landfill.

         4.6 Debtor has claims that have been asserted against parties in two proceedings in which Debtor is and intervenor. Debtor has intervened in two pending civil lawsuits in the United States District Court for the Northern District of Texas-Dallas Division styled as (i) Stewart Rahr, Plaintiff vs. R. Dale Sterritt, Jr. et al, Defendants, Civil Action No. 3-99-CV-0628-G and (ii) Stewart Rahr, Plaintiff, v. Grant Thornton LLP, Holland & Knight LLP, and Gray
L. Rowan, Defendants, Civil Action No. 3-99CV2305-G. The R. Dale Sterritt suit is an action for securities fraud, also involving diversion, misappropriation and fraudulent transfers of the assets of two public companies, embezzlement, common law fraud and related claims against R. Dale Sterritt, Jr., Richard D. Sterritt, Sr., Edward W. Roush, Jr., Malcom M. Kelso, Freddie Joe Royer, Jr. and the other defendants set forth therein. The Grant Thornton suit is an action for securities fraud, common law fraud and related claims against defendants who participated in the fraud of R. Dale Sterrit, Jr., Richard D. Sterritt, Sr., Edward W. Roush, Jr., Freddie Joe Royer, Jr. and the other defendants in the related action of R. Dale Sterritt.

                          Liquidation Value of Assets
                          ---------------------------

         4.7. A liquidation analysis of the Debtor' assets is attached hereto as Exhibit "D".

                                       V.

                        SUMMARY OF PLAN OF REORGANIZATION
                        ---------------------------------

         5.1. Satisfaction of Claims and Debts: The treatment of and consideration to be received by holders of Allowed Claims or interests pursuant to the Plan shall be in [full] settlement, release and discharge of their respective Claims, Debts, or interests. On the Confirmation Date, the Reorganized Debtor shall assume all duties, responsibilities and obligations for the implementation of this Plan. Any class of Claimants failing to vote on this Plan shall be deemed to have accepted this Plan in its present form or as modified or amended as permitted herein. The basis premise of the Plan is to cancel all existing and outstanding stock of the Debtor along with all warrants and to issue new shares of stock in the Reorganized Debtor company. The Allowed Claims of existing creditors will be paid cash after Confirmation. The Allowed Claims of equity interest holders will receive stock in the Reorganized Debtor. The Plan will be funded through a series of sales of the assets of the Debtor and its subsidiary companies. The final plan will be based on the ultimate disposition of the Ben Hill Site either through a sale or joint venture arrangement. The Sterritt Entity claims, whether equity or debt, are being disallowed because of the pending litigation against such Claimants which may result in the disallowance of such claims and the requirement of payment of amounts to the Debtor.

         5.2. Class 1 Claimants (Allowed Administrative Claims) are unimpaired and will be paid in cash and in full on the Effective Date of this Plan. Professional fees are subject to approval by the Court as reasonable. Attorney's fees approved by the Court and payable to the law firms of Arthur I. Ungerman and Joyce W. Lindauer and will be paid immediately following the Confirmation. This case will not be closed until all allowed Administrative Claims are paid in full. Class 1 Creditor Allowed Claims are estimated as of the date of the filing of this Plan to not exceed the amount of $100,000 and include attorneys' fees and Section 1930 fees. Section 1930 fees shall be paid in full prior to the Effective Date. The Debtor is required to continue to make quarterly payments to the U.S. Trustee and may be required to file post-confirmation operating reports until this case is closed.

         5.3. Class 2 Claimants (Allowed Tax Claims) are not impaired and shall be satisfied as follows: The Allowed amount of all Tax Creditor Claims shall be paid in full on the later of the Effective Date and the date such Claim is otherwise due or becomes an Allowed Claim. Tax Creditors may also be paid in full upon the sale of property in which they claim a lien at the time of sale. The Taxing Authorities shall retain their liens, if any, to secure their Tax Claims until paid in full as called for by the Plan.

         5.4. Class 3 Claimants (Mortgage Claims) are unimpaired and shall be satisfied as follows: The Allowed amount of all Mortgage Claims shall be satisfied in full by the continuing monthly payments of principal and interest as originally called for by the terms of the loan documents between the Debtor and the Creditor.

         5.5. Class 4 Claimants (GAP Period Claims) are impaired and shall be satisfied as follows: The Allowed amount of all GAP Period Claims shall be satisfied in full on the later of the Effective Date or the date such Claim is otherwise due or becomes an Allowed Claim.

         5.6. Class 5 Claimants (Priority Board Claims) are impaired and shall be satisfied as follows: The Allowed amount of all Priority Board Claims shall be satisfied in full on the later of the Effective Date or the date such Claim is otherwise due or becomes an Allowed Claim by the receipt of shares of stock in the Reorganized Debtor equal to the amount of the Allowed Claim.

         5.7 Class 6 Claimants (Rahr Creditor Claims) are impaired and shall be satisfied as follows: The Allowed amount of all Claims of Stewart Rahr (including all reimbursement claims and equity claims) shall be satisfied through his receipt of an additional 10% of the total pooled litigation proceeds (pooled for allocation purposes only) under the Litigation Agreement between the Debtor and Stewart Rahr in satisfaction of all of his claims against the Debtor as both a creditor and equity interest holder and he shall surrender to the Debtor all of his common stock and warrants in the Debtor and shall execute all documents necessary to effect this transfer.
By this transfer Rahr's equity in the Debtor shall be released and/or extinguished.

         5.8. Class 7 Claimants (Allowed Trade Creditor Claims) are impaired and shall be satisfied as follows: The Allowed amount of all Trade Creditor Claims shall be paid in full on the later of the Effective Date or the date such Claim is otherwise due or becomes an Allowed Claim.

         5.9. Class 8 Claimants (Allowed General Creditor Claims) are impaired and shall be satisfied as follows: The Allowed amount of all General Creditor Claims shall be paid in full on the later of the Effective Date or the date such Claim is otherwise due or becomes an Allowed Claim.

         5.10. Class 9 Claimants (Allowed Guarantee Creditor Claims) are impaired and shall be satisfied as follows: The Allowed amount of all Guarantee Creditor Claims shall be paid in full upon the later of the first day of the month following six (6) months after the Effective Date or the date such claim becomes an Allowed Claim.

         5.11 Class 10 Claimants (Allowed Indemnification Creditor Claims) are impaired and shall be satisfied as follows: The Allowed amount of all Indemnification Creditor Claims shall be paid in full upon the later of the first day of the month following six (6) months after the Effective Date or the date such claim becomes an Allowed Claim.

         5.12 Class 11 Claimants (Allowed Sterritt Entity Claims) are impaired and shall receive nothing under the Plan.

         5.13 Class 12 Claimants (Allowed Equity Interest Holder Claims) are impaired and shall receive new stock in the Reorganized Debtor equal to the amount of shares of old stock in the Debtor as of the Confirmation Date. The old Debtor stock shall be surrendered by the Equity Interest Holders to the Debtor pursuant to the Plan in satisfaction of their claims in this case.

         5.14 Class 13 Claimants (Allowed Sterritt Entity Equity Interest Holder Claims) are impaired and shall receive nothing under the Plan and shall surrender their stock to the Debtor.

                                       VI.

                        MECHANICS/IMPLEMENTATION OF PLAN
                        --------------------------------

         6.1 On or before the date of Final Confirmation or the Effective Date, as this Plan provides, the Debtor will transfer to the Disbursing Agent funds sufficient to make the payments required by Articles IV of this Plan. The Disbursing Agent shall be Joyce Lindauer, Co-Counsel for the Debtor, Continental Investment Corporation.

         6.2 On or before the Effective Date, the Debtor will execute all papers necessary to effectuate the modification of the Claims of Classes 1-13 in the manner described in Article IV in accordance with the terms of this Plan.

         6.3 The Debtor's obligations under this Plan will be satisfied out of the Net Joint Venture Proceeds, Net Sales Proceeds and Net Litigation Proceeds.

         6.4 The Debtor's stock shall be cancelled under the Plan and new stock issued as called for by the Plan.

         6.5 The Proposed Disposition of the Debtor's assets is set forth on Exhibit "I" attached hereto.

                                      VII.

                               FEASIBILITY OF PLAN
                               -------------------

         7.1 Debtor believes that its Plan is feasible based on the current values of its assets and its proposed liquidation and reorganization scenario.

                                      VIII.

                            RETENTION OF JURISDICTION
                            -------------------------

         8.1. The Bankruptcy Court's jurisdiction shall be retained under the Plan as set forth therein.


                                       IX.

                          ALTERNATIVES TO DEBTOR'S PLAN
                          -----------------------------

         9.1. If the Debtor's Plan is not confirmed, the Debtor's bankruptcy case may be converted to a case under Chapter 7 of the Code, in which case a trustee would be appointed to liquidate the assets of the Debtor for distribution to its Creditors in accordance with the priorities of the Code. Debtor reasonably believes that less would be realized from the liquidation of its assets than from the preservation of the going concern value. The value of the property as stated is not the liquidation value. The appraised value constitutes an estimate of what a willing buyer might pay a willing seller under normal market conditions. Generally, a liquidation or forced sale yields a substantially lower amount. A liquidation analysis is attached hereto as Exhibit "D".

                                       X.

                   RISKS TO CREDITORS UNDER THE DEBTOR'S PLAN
                   ------------------------------------------

         10.1. Claimants and Equity Interest Holders should be aware that there are a number of substantial risks involved in consummation of the Plan. The Plan contemplates that the Debtor will generate revenue sufficient to pay the obligations accruing from operations of the business and that amount will pay the allowed claims under the Plan.

                                       XI.

                         TAX CONSEQUENCES TO THE DEBTOR
                         ------------------------------

         11.1 Implementation of the Plan may result in federal income tax consequences to holders of Claims, Equity Interest Holders, and to the Debtor. Tax consequences to a particular Creditor or Equity Interest Holder may depend on the particular circumstances or facts regarding the Claim of the Creditor or the interests of the Equity Interest Holder. CLAIMANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES OF THE PLAN TO THEM UNDER FEDERAL AND APPLICABLE STATE AND LOCAL TAX LAWS.

                                      XII.

                               PENDING LITIGATION
                               ------------------

         12.1. As of the date of the filing of this Disclosure Statement there are several matters pending before the Court which are described in Exhibit "E".


                                      XIII.

                     RELATIONSHIP OF DEBTOR WITH AFFILIATES
                     --------------------------------------

         13.1 The relationship of all parties is described on Exhibit "F" attached hereto.

                                      XIV.

              SUMMARY OF SIGNIFICANT ORDERS ENTERED DURING THE CASE
              -----------------------------------------------------

         14.1. As of the date of the filing of this Disclosure Statement the significant orders are described in Exhibit "G".



         Dated:  December 6, 1999.


                                             Respectfully submitted,

                                             Continental Investment Corporation

                                             By:
                                                 ------------------------------

                                             Its: _____________________________

                        EXHIBITS TO DISCLOSURE STATEMENT
                        --------------------------------

Exhibit "A" -     Plan

Exhibit "B" -     Projections of Income and Expenses

Exhibit "C" -     Value of Personal Property

Exhibit "D" -     Liquidation Analysis

Exhibit "E" -     Pending Litigation

Exhibit "F" -     Subsidiaries

Exhibit "G" -     Summary of Orders

Exhibit "H" -     Detail of Classes

Exhibit "I" -     Proposed Disposition of Assets

                                                                    Exhibit "A"

ARTHUR I. UNGERMAN
ATTORNEY AT LAW

         AND

JOYCE W. LINDAUER
ATTORNEY AT LAW

CO-COUNSEL

Suite 900
12900 Preston Road
Dallas, TX  75230
PH. (972) 503-4033
FAX (972) 503-4034
ATTORNEYS FOR DEBTOR
CONTINENTAL INVESTMENT CORPORATION

                      IN THE UNITED STATES BANKRUPTCY COURT

                       FOR THE NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

IN RE:                                    )(
                                          )(
CONTINENTAL INVESTMENT CORPORATION,       )(       CASE NO. 399-32947-RCM-11
                                          )(       (Chapter 11 Case)
                           DEBTOR.        )(

                                          )(
                                          )(       Hearing:  December ___, 1999
                                          )(       at ____ __.m.
                                          )(


                         DEBTOR'S PLAN OF REORGANIZATION
                             DATED DECEMBER 6, 1999
                             ----------------------

TO: ALL PARTIES-IN-INTEREST, THEIR ATTORNEYS OF RECORD AND TO THE HONORABLE UNITED STATES BANKRUPTCY JUDGE:

         COMES  NOW,  Continental   Investment   Corporation,   the  Debtor  and
Debtor-in-Possession in the above-referenced bankruptcy case (collectively "Debtor"), and proposes the following Plan of Reorganization ("Plan"). The Plan proposes segregation of the Creditors and Equity Interest Holders of the Debtor into thirteen (13) separate classes. Definitions used in this Plan are set forth in Article XIII below.

                                   ARTICLE I.

                      CERTAIN GENERAL TERMS AND CONDITIONS
                      ------------------------------------

         The following general terms and conditions apply to this Plan:

         1.1. Claims and Debts: Various types of Claims and Debts are defined in this Plan. This Plan is intended to deal with all Claims and Debts against the Debtor of whatever character whether or not contingent or liquidated and whether or not allowed by the Court pursuant to Section 502(a) of the Code and all Claims and Debts will receive the treatment afforded below. Claims and Debts incurred by the Debtor post-petition in the ordinary course of business will be paid by the Debtor according to their terms as they come due.

         1.2. Securities Laws: The issuance of any security in satisfaction of indebtedness under this Plan may be exempt from registration under certain State and Federal securities laws by virtue of Section 1145 of the Code and the exemption therein contained.

         1.3. Time for Filing Claims: With respect to those Claims that have been identified in the Schedules filed pursuant to Section 521(1) of the Code and which have been scheduled as "disputed," "contingent," or "unliquidated," said Claimants must file a proof of claim bearing the case number of the above-styled and referenced proceeding with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, on or before the Bar Date to participate under this Plan. Claims scheduled as disputed, contingent, or unliquidated filed after the Bar Date shall not be allowed, and shall not participate in the distributions contemplated by this Plan. Claims arising from rejection of a lease or executory contract and administrative claims shall be filed with the Court within thirty (30) days following the Confirmation Date of this Plan.

         1.4. Modifications to Plan: In accordance with Bankruptcy Rule 3019, to the extent applicable, this Plan may be modified upon application of Debtor or corrected prior to Confirmation without notice and hearing and without additional disclosure pursuant to Section 1125 of the Code provided that, after hearing on and notice to the creditors, the Court finds that such modification does not materially or adversely affect any Creditor or Class of Creditor.

                                  ARTICLE II.

                        TREATMENT OF UNCLASSIFIED CLAIMS
               (CERTAIN ADMINISTRATIVE CLAIMS AND PRIORITY CLAIMS)
               ---------------------------------------------------

         2.1. All trade and service debts and obligations incurred in the normal course of business by the Debtor on or after the Petition Date will be paid when due in the ordinary course of the Debtor's business unless a different time for payment is specified in this Plan.

         2.2. Each governmental unit holding a post-petition Claim arising out of taxes assessed against property of the estate, also including "ad valorem property taxes," but limited as provided by Section 502(b)(3) of the Code, shall be paid in full when said Claims are due.

                                  ARTICLE III.

                       DIVISION OF CREDITORS INTO CLASSES
                       ----------------------------------

         3.1. Classification of Claims: This Classification of Claims is made for purposes of voting on this Plan, making distributions thereunder, and for ease of administration thereof. Unless specifically provided otherwise herein, on the Confirmation Date this Plan discharges and extinguishes all Claims and Debts against the Debtor of whatever character, whether allowed by the Court or otherwise.



          Class 1:   Consists of Allowed Administrative Claims.  (Not Impaired)
          -------

          Class 2:   Consists of Allowed Tax Claims.   (Not Impaired)
          -------

          Class 3:   Consists of Allowed Mortgage Claims.  (Not Impaired)
          -------

          Class 4:   Consists of Allowed Gap Period Claims.  (Impaired)
          -------

          Class 5:   Consists of Allowed Priority Board Claims. (Impaired)
          -------

          Class 6:   Consists of Allowed Rahr Creditor Claims.  (Impaired)
          -------



          Class 7:   Consists of Allowed Trade Creditor Claims. (Impaired)
          -------

          Class 8:   Consists of Allowed General Creditor Claims.  (Impaired)
          -------

          Class 9:   Consists of Allowed Guarantee Creditor Claims.  (Impaired)
          -------

          Class 10:  Consists of Allowed Indemnification Creditor Claims.  (Impaired)
          --------

          Class 11:  Consists of Allowed Sterritt Entity Claims. (Impaired)
          --------

          Class 12:  Consists of Allowed Equity Interest Holder Claims. (Impaired)
          --------

          Class 13:  Consists of Allowed Sterritt Entity Equity Interest Holder Claims. (Impaired)
          --------


                                   ARTICLE IV.

                              TREATMENT OF CLASSES
                              --------------------

         4.1. Satisfaction of Claims and Debts: The treatment of and consideration to be received by holders of Allowed Claims or interests pursuant to this Article III of this Plan shall be in full settlement, release and discharge of their respective Claims, Debts, or interests. On the Confirmation Date, the Reorganized Debtor shall assume all duties, responsibilities and obligations for the implementation of this Plan. Any class of Claimants failing to vote on this Plan shall be deemed to have accepted this Plan in its present form or as modified or amended as permitted herein.

         4.2. Class 1 Claimants (Allowed Administrative Claims) are unimpaired and will be paid in cash and in full on the Effective Date of this Plan to the extent not otherwise paid prior to Confirmation. Professional fees are subject to approval by the Court as reasonable. Attorney's fees approved by the Court and payable to the law firms of Arthur I. Ungerman and Joyce W. Lindauer and other professionals employed in the case will be paid immediately following Confirmation. This case will not be closed until all allowed Administrative Claims are paid in full. Class 1 Creditor Allowed Claims are estimated as of the date of the filing of this Plan to not exceed the amount of $100,000 and include attorneys' fees and Section 1930 fees. Section 1930 fees shall be paid in full prior to the Effective Date. The Debtor is required to continue to make quarterly payments to the U.S. Trustee and maybe required to file post-confirmation operating reports until this case is closed.

         4.3. Class 2 Claimants (Allowed Tax Claims) are not impaired and shall be satisfied as follows: The Allowed amount of all Tax Creditor Claims shall be paid in full on the later of the Effective Date and the date such Claim is otherwise due or becomes an Allowed Claim. Tax Creditors may also be paid in full upon the sale of property in which they claim a lien at the time of sale. The Taxing Authorities shall retain their liens, if any, to secure their Tax Claims until paid in full as called for by this Plan.

         4.4. Class 3 Claimants (Mortgage Claims) are unimpaired and shall be satisfied as follows: The Allowed amount of all Mortgage Claims shall be satisfied in full by the continuing monthly payments of principal and interest as originally called for by the terms of the loan documents between the Debtor and the Creditor.

         4.5. Class 4 Claimants (GAP Period Claims) are impaired and shall be satisfied as follows: The Allowed amount of all GAP Period Claims shall be satisfied in full on the later of the Effective Date or the date such Claim is otherwise due or becomes an Allowed Claim.

         4.5. Class 5 Claimants (Priority Board Claims) are impaired and shall be satisfied as follows: The Allowed amount of all Priority Board Claims shall be satisfied in full on the later of the Effective Date or the date such Claim is otherwise due or becomes an Allowed Claim by the receipt of shares of stock in the Reorganized Debtor equal to the amount of the Allowed Claim..

         4.6. Class 6 Claimants (Rahr Creditor Claims) are impaired and shall be satisfied as follows: The Allowed amount of all Claims of Sterritt Rahr (including all reimbursement claims and equity claims) shall be satisfied through his receipt of an additional 10% of the total pooled litigation proceeds (pooled for allocation purposes only) under the Litigation Agreement between the Debtor and Stewart Rahr in satisfaction of all of his claims against the Debtor as both a creditor and equity interest holder and he shall surrender to the Debtor all of his common stock and warrants in the Debtor and shall execute all documents necessary to effect this transfer. By this transfer, Rahr's equity in the Debtor shall be released and/or extinguished.

         4.7. Class 7 Claimants (Allowed Trade Creditor Claims) are impaired and shall be satisfied as follows: The Allowed amount of all Trade Creditor Claims shall be paid in full on the later of the Effective Date and the date such Claim is otherwise due or becomes an Allowed Claim.

         4.8. Class 8 Claimants (Allowed General Creditor Claims) are impaired and shall be satisfied as follows: The Allowed amount of all General Creditor Claims shall be paid in full on the later of the Effective Date or the date such Claim is otherwise due or becomes an Allowed Claim.

         4.9. Class 9 Claimants (Allowed Guarantee Creditor Claims) are impaired and shall be satisfied as follows: The Allowed amount of all Guarantee Creditor Claims shall be paid in full upon the later of the first day of the month following six (6) months after the Effective Date or the date such Claim becomes an Allowed Claim.

         4.10. Class 10 Claimants (Allowed Indemnification Creditor Claims) are impaired and shall be satisfied as follows: The Allowed amount of all Indemnification Creditor Claims shall be paid in full upon the later of the first day of the month following six (6) months after the Effective Date or the date such Claim becomes an Allowed Claim.

         4.11. Class 10 Claimants (Allowed Sterritt Entity Claims) are impaired and shall receive nothing under this Plan. (Impaired)

         4.12. Class 12 Claimants (Allowed Equity Interest Holder Claims) are impaired and shall receive new stock in the Reorganized Debtor equal to the amount of shares of old stock in the Debtor as of the confirmation Date. The old Debtor stock shall be surrendered by the Equity Interest Holders to the Debtor pursuant to this Plan in satisfaction of their claims in this case.

         4.13. Class 13 Claimants (Allowed Sterritt Group Equity Interest Holder Claims) are impaired and shall receive nothing under this Plan and shall surrender their stock to the Debtor.

                                   ARTICLE V.

                         MEANS FOR EXECUTION OF THE PLAN
                         -------------------------------

         5.1. Any actions required to be taken by the Debtor on the Effective Date may be taken by the Debtor before the Effective Date or immediately following the date of Final Confirmation.

         5.2. On or before the date of Final Confirmation or the Effective Date, as this Plan provides, the Debtor will transfer to the Disbursing Agent funds sufficient to make the payments required by Articles V and VI of this Plan. The Disbursing Agent shall be Joyce Lindauer, Co-Counsel for the Debtor, Continental Investment Corporation.

         5.3. On or before the Effective Date, the Debtor will execute all papers necessary to effectuate the modification of the Claims of Classes 1 - 13 in the manner described in Article IV in accordance with the terms of this Plan.

         5.4. The Debtor's obligations under this Plan will be satisfied out of the Net Joint Venture Proceeds, Net Sales Proceeds and Net Litigation Proceeds.

         5.5. As a condition precedent to participation in distributions under this Plan, all Creditors and Equity Interest Holders shall execute and deliver to the Reorganized Debtor or join in the execution and delivery of any instrument required to effect a transfer of property dealt with by this Plan as confirmed, and shall perform any act, including the satisfaction or release of any lien, that is necessary for consummation of this Plan. Any Entity which does not comply with this provision shall forfeit any rights to distribution which this Plan contemplates and which would have accrued during the period of noncompliance. Notwithstanding the foregoing, in the event any Creditor, Equity Interest Holder, or general partner, refuses to perform as herein provided, Debtor/Reorganized Debtor shall be authorized to perform on behalf of such refusing Entity, and Debtor's/Reorganized Debtor's signature of such Entity on any instrument or document necessary for consummation of this Plan shall operate as the signature of such refusing Entity.

         5.6. Notwithstanding anything contained herein, the Reorganized Debtor shall have the right to request the Court to disallow any claim of any Entity from which property is recoverable under Sections 542, 543, 550, and 553 of title 11, or that is a transferee of a transfer avoidable under Sections 544, 545, 548, or 549 of title 11 unless such Entity or transferee has paid the amount, or turned over any such property, for which such Entity or transferee is liable.

         5.7. Because of the binding effect of Confirmation of this Plan as described above, no new documents shall be required to be executed pursuant to this Plan except any which are specifically called for by this Plan. Rather, the provisions of this Plan itself shall have legal effect. The provisions of this Plan shall supersede any provisions in any loan documents to the contrary. This Plan, as confirmed, may be filed of record in the real property records of the appropriate counties to reflect the modifications of the deeds of trusts and liens described in this Plan. However, if the Reorganized Debtor is agreeable, any legal documents, the terms of which become confusing because of the binding effect of this Plan, may be amended to conform with the provisions of this Plan. Any such amendment shall specifically refer to the provisions of this Plan allowing such amendment in conformity with this Plan. In the event of any conflict in interpretation of such newly executed documents, the provisions of this Plan shall control. Any further modification of the rights of any party following confirmation of this Plan and which are inconsistent with the provisions of this Plan shall specifically indicate that such modification is made with fair consideration and shall recite such consideration; otherwise, the Reorganized Debtor shall not be bound by such modification.

         5.8. Notwithstanding anything contained herein to the contrary, the Reorganized Debtor may prepay any obligation contained herein without penalty, such prepayment voiding any further obligation to transfer cash as provided herein.

                                  ARTICLE VI.

                               SECTION 1129(b)(2)
                               ------------------

         6.1. The Court may confirm this Plan even though less than all of the Classes of Claims and interests accept it. The requirements for confirmation of a plan over the objection of one or more classes of claims or interests are set forth in Section 1129(b) of the Code. Accordingly, Debtor, as the plan proponent, requests the Court to determine that this Plan does not discriminate unfairly, and is fair and equitable with respect to the rejecting creditor.

                                  ARTICLE VII.

                      EVENTS OF DEFAULT AND EFFECT THEREOF
                      ------------------------------------

         7.1. In the event that Substantial Consummation of this Plan does not occur on or before the Effective Date, the Order of Confirmation may be vacated by any party in interest.

         7.2. Notwithstanding anything contained herein to the contrary, no Claimant shall have the right to enforce any rights under this Plan until the Reorganized Debtor fails to cure any default hereunder within thirty (30) days of receipt of written notice of such default to Joyce W. Lindauer, 12900 Preston Road, Suite 900, Dallas, Texas 75230.

                                  ARTICLE VIII.

                                    DISCHARGE
                                    ---------

         8.1. Upon Confirmation, to the extent that a Claim or Debt has not been dealt with under this Plan, such Claim or Debt will be discharged.

         8.2.  The  automatic  stay  imposed by  Section  362 of the Code or any
preliminary   injunction   granted  by  the  Court  to  allow  for   Substantial
Consummation of this Plan shall remain in effect until the Effective Date.

         8.3. Notwithstanding anything contained herein to the contrary, neither Debtor, Reorganized Debtor, nor the shareholders shall be personally liable for the obligations as set forth in this Plan and shall be discharged and released from liability for all Claims and Debts.

                                   ARTICLE IX.

                             AMENDMENTS TO THE PLAN
                             ----------------------

         9.1. Debtor may modify this Plan following Confirmation and before Substantial Consummation to the extent consistent with the requirements of section 1122 and 1123 of Title 11. The Plan as modified becomes the Plan if circumstances warrant modification and the Court approves of such modifications.

         9.2. In the event of modification of this Plan pursuant to Section 11.1, any holder of a Claim or interest that has accepted or rejected this Plan is deemed to have accepted or rejected, as the case may be, the Plan as modified, unless, within ten (10) days of service of the Plan modifications upon such holder, such holder changes its previous acceptance or rejection.

                                   ARTICLE X.

                             EFFECT OF CONFIRMATION
                             ----------------------

         10.1. The provisions of this Plan bind Debtor, any Entity issuing securities under this Plan, any Entity acquiring property under this Plan, and any Creditor or Equity Interest Holder, whether or not the Claim or interest of such Creditor or Equity Interest Holder is impaired under the Plan and whether or not such Creditor or Equity Interest Holder has accepted this Plan.

         10.2. All property of the estate is vested in the Reorganized Debtor.

         10.3. All property of the Debtor is free and clear of all Claims and interests of Creditors and Equity Interest Holders, except as to interests specifically granted in this Plan.

         10.4. All Debts that arose before the Confirmation Date and any Debt of a kind specified in Section 502(g), 502(h) or 502(i) of the Code, whether or not a proof of claim based on such Debt is filed or deemed filed under Section 501, whether or not such Claim is allowed under Section 502; and whether or not the holder of such Claim has accepted this Plan; are, fully and finally satisfied by this Plan.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         11.1. Notwithstanding anything contained herein to the contrary, no Claimant is entitled to a double recovery upon any Claim.

         11.2. The obligations under this Plan to any particular Claim are governed by the laws of the State constituting the situs of the Debt represented by that particular Claim described in this Plan.

         11.3.  Equity  Interest  Holders  are  relieved  from   all  liability,
obligation or duty to initiate or pursue any causes of action of Debtor against any Entity.

         11.4. Notwithstanding anything contained herein, all obligations of Debtor and Equity Interest Holders, as well as their successors and assigns, to any Entity receiving property under this Plan are nonrecourse.

         11.5. Any caption herein is for convenience only and does not affect the construction of the Plan.

         11.6. Any distribution pursuant to this Plan which remains unclaimed for a period of six (6) months from the due date of such distribution is forfeited.

         11.7. Any contracts not assumed by the Debtor prior to Confirmation are rejected.


                                  ARTICLE XII.

                            RETENTION OF JURISDICTION
                            -------------------------

         Until this case is closed, the Court retains jurisdiction of the following matters only:

         12.1. To direct any necessary party to execute or deliver or to join in the execution or delivery of any instrument required to effect a transfer of property dealt with by the Plan and to perform any other act, including the satisfaction of any Lien, that is necessary for the consummation of this Plan.

         12.2.    To allow or disallow Claims.

         12.3. To hear and determine all Claims arising from the rejection of executory contracts and unexpired leases which are included in Debtor's estate and to consummate rejection and termination thereof in connection with Debtor's estate and/or implementation of the Plan.

         12.4. To liquidate damages or estimate Claims in connection with any disputed, contingent or unliquidated Claims.

         12.5. To adjudicate all Claims to an ownership interest in any property of Debtor's estate.

         12.6. To recover all assets and properties, including by lawsuit, of Debtor's estate wherever located.

         12.7. To hear and determine Claims concerning Federal, State and local taxes pursuant to Section 346, 505, 525 and 1146 of the Code.

         12.8. To hear and determine any action or proceeding brought by Debtor or the Reorganized Debtor under Section 510, 542, 543, 544, 545, 547, 548, 549, 550, 551 and 553 of the Code, whether such action or proceeding is brought before or after the Effective Date.

         12.9.  To  hear  and  determine  any  core  proceeding,   whether  such
proceeding is brought before or after the Effective Date.

         12.10. To determine the validity, extent and priority of all Liens and security interests against property of Debtor's estate.

         12.11. To consider any modification of this Plan under Section 1127 of the Code or under Bankruptcy Rule 3020 and/or modification of this Plan after Substantial Consummation as defined herein.

         12.12. To hear and determine all requests for compensation and/or reimbursement of expenses of professionals.

         12.13. To hear and determine Reorganized Debtor's requests for orders as are consistent with this Plan as may be necessary or desirable to carry out the provisions thereof.

         12.14.   To enter an order closing this case.

                                  ARTICLE XIII.

                                   DEFINITIONS
                                   -----------

         Unless the context otherwise requires, the following capitalized terms shall have the meanings indicated when used in this Plan and in the accompanying Disclosure Statement, which meaning shall be equally applicable to both the singular and plural forms of such terms. Any term in this Plan that is not defined herein but that is used in title 11, United States Code ("Code") shall have the meaning assigned to such term in the Code.

         13.1. "Administrative Claim" shall mean those Claims entitled to priority under the provisions of Section 507 of the Code, pursuant to a claimed and allowed administrative expense priority under Section 503(b) of the Code.

         13.2. "Allowed Claim" as to all Classes, hereinafter specified, shall mean a Claim against Debtor (a) for which a Proof of Claim has been timely filed with the Court by the Bar Date, or, with leave of the Court and without objection by any party-in-interest, late-filed and as to which neither the Debtor nor any party-in-interest files an objection or as to which the Claim is allowed by Final Order of the Court, or (b) scheduled in the list of creditors, as may be amended, prepared and filed with the Court pursuant to Rule 1007(b) and not listed as disputed, contingent or unliquidated as to amount, as to which no objection to the allowance thereof has been interposed through closing of this case, or as to which any such objection has been determined by an order or judgment which is not longer subject to appeal or certiorari proceeding and as to which no appeal or certiorari proceeding is pending. This category includes all Claims deemed unsecured pursuant to '506(a) of the Code. When "Allowed Claim" is used in the context of a Secured Claim, the provisions of '506(b) of the Code shall also apply.

         13.3. "Allowed Secured Claim" shall mean an Allowed Claim secured by a lien, security interest, or other encumbrance on the properties owned by the Debtor, which lien, security interest, or other encumbrance has been properly perfected as required by law, to the extent of the value of the property encumbered thereby. That portion of such Claim exceeding the value of the security held therefor shall be an Unsecured Claim, as defined below and determined pursuant to 11 U.S.C. '506(a).

         13.4. "Allowed Unsecured Claim" shall mean an unsecured Claim against Debtor (a) for which a Proof of Claim has been timely filed with the Court by the Bar Date, or, with leave of the Court and without objection by any party-in-interest, late-filed and as to which neither the Debtor nor any party-in-interest files an objection or as to which the Claim is allowed by Final Order of the Court, or (b) scheduled in the list of creditors, as may be amended, prepared and filed with the Court pursuant to Rule 1007(b) and not listed as disputed, contingent or unliquidated as to amount, as to which no objection to the allowance thereof has been interposed through closing of this case, or as to which any such objection has been determined by an order or judgment which is not longer subject to appeal or certiorari proceeding and as to which no appeal or certiorari proceeding is pending. This category includes all Claims deemed unsecured pursuant to '506(a) of the Code.

         13.5. "Bar Date" shall mean the date fixed by the Court as the last date for filing all Claims in this case other than Administrative and Priority Claims or Rejection Claims.

         13.6.    "Case" shall mean this Chapter 11 case.

         13.7. "Claim" shall mean any right to payment from the Debtor as of the date of entry of the Order Confirming Plan whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or can be asserted by way of set-off. Claim includes any right or cause of action based on a pre-petition monetary or non-monetary default.

         13.8.    "Claimant" shall mean the holder of a Claim.

         13.9. "Class" shall refer to a category of holders of Claims or interests which are "substantially similar" as provided for in Section 1122 of the Code.

         13.10. "Code" shall mean the United States Bankruptcy Code, being title 11 of the United States Code, as enacted in 1978 and thereafter amended.

         13.11. "Confirmation" or "Confirmation of this Plan" shall mean entry by the Court of an Order confirming this Plan at or after a hearing pursuant to
Section 1129 of the Code.

         13.12. "Confirmation Date" shall mean the date on which the Court enters an Order confirming this Plan.

         13.13. "Court" shall mean the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, presiding over these Chapter 11 reorganization cases, or any successor court of competent jurisdiction.

         13.14. "Creditor" shall mean any person having a Claim against Debtor. This Plan deals with different types of creditor claims as follows:

         13.15. "Debt" shall mean any obligation of Debtor, alone, and any obligation of Debtor and any other Person, to any Entity.

         13.16. "Debtor" shall mean Continental Investment Corporation the Debtor in the above-styled and numbered case.

         13.17. "Disbursing Agent" shall mean the entity selected by the Debtor and approved by the Court to handle the disbursements under Article IV of this Plan.

         13.18. "Effective Date" shall mean of sixty (60) days after the Confirmation Date of this Plan.

         13.19. "Entity" shall include Person, estate trust, governmental unit and the United States Trustee.

         13.20. "Equity Interest Holders" shall mean holders of the equity interests in the Debtor, including shares of stock and warrants, and as may be further defined herein.

         13.21. "Final Confirmation" shall mean that date which is eleven (11) days following the entry of the Order Confirming Plan, during which period of time no Notice of Appeal is filed, or if a Notice of Appeal is filed, during which period of time no Motion for Stay Pending Appeal is granted or supersedeas bond is approved and filed.

         13.22. "GAP Period" shall mean the period from the date of the filing of the involuntary petition in bankruptcy against the Debtor (January 13, 1999) to the entry of the Order consenting to the Chapter 11 petition in bankruptcy (December 6, 1999).

         13.23. "Gap Period Claims" shall mean those creditors with allowed claims that were incurred and unpaid during the GAP Period.

         13.24. "General Unsecured Creditors Claims" shall mean creditors with allowed claims that are unsecured non-priority claims.

         13.25. "Guarantee Creditor Claims" shall mean creditors that have a contingent claim against the Debtor based on a guarantee agreement whether verbal or written that was given by the Debtor.

         13.26. "Indemnification Creditor Claims" shall mean creditors that have a contingent claim against the Debtor for the Debtor's responsibility to indemnify individuals or companies for actions which have been brought against the individuals or the companies.

         13.27. "Joint Venture Proceeds" shall mean the gross proceeds received by Debtor, from an outside co-venturer in connection with the proposed development.

         13.28. "Litigation Agreement" shall mean that agreement between Stewart Rahr and the Debtor, as Intervenor, in two pending civil lawsuits in the United States District Court for the Northern District of Texas-Dallas Division styled as (i) Stewart Rahr, Plaintiff v. R. Dale Sterritt, Jr. et al, Defendants, Civil Action No. 3:99-CV-0628-G and (ii) Stewart Rahr, Plaintiff, v. Grant Thornton

LLP, Holland & Knight LLP, and Gray L. Rowan, Defendants, Civil Action No. 3-99CV2305-G regarding the pooling of litigation proceeds from all claims of the Debtor and Stewart Rahr in litigation and the allocation or such proceeds 25% to the Debtor and 75% to Stewart Rahr as well as the agreement of Stewart Rahr's counsel to represent the Debtor in this litigation as special litigation counsel.

         13.29. "Mortgage Claims" shall mean creditors with allowed claims based on claims secured by a deed of trust on real estate with third parties, the only such creditor known to Debtor is Mortgage Enterprises, Inc.

         13.30. "Net Joint Venture Proceeds" shall mean the net proceeds received by the Debtor in connection with a joint venture between the Debtor and an outside co-venturer in connection with a proposed development.

         13.31. "Net Litigation Proceeds" shall mean the proceeds, if any, received by Debtor, as Intervenor, in two pending civil lawsuits in the United States District Court for the Northern District of Texas-Dallas Division styled as (i) Stewart Rahr, Plaintiff vs. R. Dale Sterritt, Jr. et al, Defendants, Civil Action No. 3:99-CV-0628-G and (ii) Stewart Rahr, Plaintiff, v. Grant Thornton LLP, Holland & Knight LLP, and Gray L. Rowan, Defendants, Civil Action No. 3-99CV2305-G. The total litigation proceeds from all claims of the Debtor and Stewart Rahr in the above-referenced litigation are being pooled for allocation purposes only pursuant to a Litigation Agreement between the Debtor and Stewart Rahr.

         13.32. "Net Sales Proceeds" shall mean the gross sales proceeds from the sale, transfer or conveyance of property sold less all brokerage commissions, attorneys' fees, mortgage broker's fees, accountant fees, commitment fees, recording fees, escrow fees, rent, tax and/or insurance proration, loan payoffs, title policy premiums, survey costs, appraisal costs and all other reasonable costs or expenses incurred by Debtor in connection with the sale, transfer or conveyance of property.

         13.33. "Order Confirming Plan" shall mean the Order of the Court determining that this Plan meets the requirements of Chapter 11 of the Code and is entitled to confirmation.

         13.34. "Petition Date" shall mean the date on which the Debtor converted its case from an involuntary filing to a voluntary filing under Chapter 11 of the Code in this Court which date is December 6, 1999.

         13.35. "Plan" shall mean this Plan of Reorganization in its present form or as it may be amended, modified or supplemented.

         13.36. "Plan Term" shall mean two (2) years following the Confirmation Date.

         13.37. "Priority Board Claim" shall mean any Claim entitled to priority pursuant to Section 507(a) of the Code except for Tax Claims and Claims incurred by the Debtor post-petition in the ordinary course of business for payment to members of the Board of Directors at the time of the entry of the order for relief in this case.

         13.38. "Rahr Creditor Claims" shall mean the Allowed Claims of Steritt Rahr as a creditor and shareholder in this case.

         13.39. "Rejection Claim" shall mean any Claim arising out of the rejection of a lease or executory contract pursuant to Section 365 of the Code, which Claim shall be treated as an Unsecured Claim.

         13.40. "Reorganized Debtor" shall mean the entity which shall assume title to and control of the Debtor's assets and liabilities upon confirmation as provided herein.

         13.41. "Secured Claim" shall mean an Allowed Claim secured by a lien, security interest, or other encumbrance on the properties owned by the Debtor, which lien, security interest, or other encumbrance has been properly perfected as required by law, to the extent of the value of the property encumbered thereby. That portion of such Claim exceeding the value of the security held therefor shall be an Unsecured Claim, as defined below and determined pursuant to 11 U.S.C. '506(a).

         13.42. "Sterritt Entity Claims" shall mean creditors that have an allowed claim, yet are a Sterritt Entity, and therefore, considered insiders to the Debtor.

         13.43. "Sterritt Entities" shall mean those persons or entities set forth on Exhibit "A" attached hereto.

         13.44. "Sterritt Entity Equity Interest Holders" shall mean holders of the interests in the Debtor who are Sterritt Entities.

         13.45.   "Substantial   Consummation"   shall   occur   upon   Debtor's
commencement of payments to creditors as provided in this Plan.

         13.46.  "Tax Claims"  shall mean any Claim  entitled to priority  under
Section 507(a)(7) of the Code and shall include the claims of taxing authorities for taxes owed on the property retained by the Debtor under this Plan.

         13.47. "Trade Creditors Claims" shall mean creditors with allowed claims based on pre-petition trade payables.

         13.48. "Unsecured Claim" shall mean any Allowed Claim, whether or not liquidated or contingent other than a Priority Claim, a Tax Claim, or a Secured Claim.

         Dated:  December 6, 1999.


                                              Respectfully submitted,

                                              Continental Investment Corporation

                                              By: \s\ J. B. Morris
                                                  ------------------------------
                                              Its: President

                                   EXHIBIT "A"

                                STERRITT ENTITIES
                                -----------------

The following persons are defined in this Plan as the "Sterritt Entities":

R. Dale Sterritt, Jr.
Richard D. Sterritt, Sr.
Edward W. Roush, Jr.
Malcolm M. Kelso
Roush, Inc. d/b/a Kelso & Roush, Inc.
Hopo Investments, L.C.
Freddie Joe Royer, Jr.
Larry Wayne Sterritt Sarah Sterritt Robyn Ann Straza-Sterritt Richard Straza Susan Lale Sterritt Properties, Inc.

20th Century Holdings, Inc.
Suresh Chainani
Kanayo Wadhwani
Dresco Investments, Inc.
Woodland Ventures, Inc.
Swan Financial Services, Inc.
Nikko Trading of America Corporation
Atremo Holdings, Inc., S.A.
Wallenberg Financial, Inc., S.A.
Malcolm M. Kelso
Fred J. Royer, Jr.
Greg Wiggins
Scott Bush

Orison financial, Inc.
American Recycling & Management Corp.
Robert D'Agostino
John Marshall Law School, Inc., the Center of Shareholders Rights
Shareholders Rights
Waste Ventures, Inc.
20th Century Partners, Inc.

And any and all other persons acting in concert with any of the above and foregoing persons.

                                                                     EXHIBIT 2.3





         Continental Investment Corporation
     Projected Revenue and Expenses - Cash Basis
       Two Years Ended December 2000 and 2001
                                                                     6/27/00
                                                                     EXHIBIT "B"

Case I
------
(Assumes sale of Fiber-Seal and
and JV on Ben Hill Quarry Site)

                                          Actual
                                          Dec-99    Jan-00    Feb-00     Mar-00    Apr-00     May-00    Jun-00    Jul-00
                                          ------    ------    ------     ------    ------     ------    ------    ------

Revenue and Other Income
   Sale of Ellis Co, TX land, net              $ -  $ 43,500       $ -        $ -       $ -        $ -       $ -       $ -
   Rescission of Wastemasters agreement          -   175,000   175,000    150,000         -          -         -         -
   Sale of Scales Landfill, net                  -         -         -    100,000    50,000     50,000         -         -
   Sale of Fiber-Seal business                   -         -         -          -   250,000          -         -         -
   Sale of residential lots at Ben Hill site     -               5,000     35,000     5,000      5,000     5,000         -
   JV revenue from Ben Hill Quarry Site          -    15,000         -    500,000         -          -         -         -

   -------------------------------------------------------------------------------------------------------------------------
   Total revenue                                 -   233,500   180,000    785,000   305,000     55,000     5,000         -
   -------------------------------------------------------------------------------------------------------------------------

Operating Expenses
   Payroll and related costs                 9,990     9,990     9,990      9,990    14,430     14,430    14,430    22,127
   Consultants                              12,160    15,000    15,000     15,000    15,000     15,000    15,000         -
   Ch. 11 Examiner                               -     3,500     3,500      3,500         -          -         -         -
   Legal expense                                 -    10,000    10,000     10,000    10,000     10,000    10,000         -
   Accounting and auditing                       -     5,000     2,500      2,500     1,000      1,000    10,000    10,000
   Bankruptcy trustee fees, qtrly              750       250         -          -       250          -         -         -
   Office expenses (phone, supplies, etc.)     309       309       309        309       309        309       309       309
   Ch. 11 administrative expenses (mailings) 2,174     1,500     1,500      1,000     1,000          -         -         -
   Rent, office                                  -       500       500        500       500        500       500       500
   Insurance, casualty & liability             572       250         -          -       100        100       100       100
   Travel                                        -     1,500     1,500      1,500     1,500      1,500     1,500     1,500
   Franchise taxes                               -         -         -          -         -     30,000         -         -
                                        ------------------------------------------------------------------------------------

   Total expenses                           25,955    47,799    44,799     44,299    44,089     72,839    51,839    34,536

----------------------------------------------------------------------------------------------------------------------------
Net Income from Operations                 (25,955)  185,701   135,201    740,701   260,911    (17,839)  (46,839)  (34,536)
----------------------------------------------------------------------------------------------------------------------------

   Income taxes                                  -         -         -          -         -          -         -         -

----------------------------------------------------------------------------------------------------------------------------
Net Income                                 (25,955)  185,701   135,201    740,701   260,911    (17,839)  (46,839)  (34,536)
----------------------------------------------------------------------------------------------------------------------------

Adjustments to arrive at Net Cash Flow:
   Increase (decrease) in accounts payable  21,990   (21,990)        -          -         -          -         -         -
   Loan repayment from subsidiaries          5,519    15,000    10,000     10,000    10,000          -         -         -
   Mortgage, Atlanta real estate                 -       500       500    (10,000)        -          -         -         -
   Payoff of Allowed Creditors in Ch. 11 Case    -         -         -          -  (500,000)         -         -         -

----------------------------------------------------------------------------------------------------------------------------
Net Cash Flow for Period                     1,554   179,211   145,701    740,701  (229,089)   (17,839)  (46,839)  (34,536)
----------------------------------------------------------------------------------------------------------------------------

Cash balance, beginning of period              100     1,654   180,865    326,566 1,067,267    838,178   820,339   773,500

----------------------------------------------------------------------------------------------------------------------------
Cash balance, ending of period             $ 1,654 $ 180,865 $ 326,566 $1,067,267 $ 838,178  $ 820,339 $ 773,500 $ 738,964
============================================================================================================================

                                                                                                Total
                                             Aug-00    Sep-00    Oct-00     Nov-00    Dec-00     2000
                                             ------    ------    ------     ------    ------     ----


Revenue and Other Income
   Sale of Ellis Co, TX land, net                  $ -       $ -       $ -        $ -       $ -  $ 43,500
   Rescission of Wastemasters agreement              -         -         -          -         -   500,000
   Sale of Scales Landfill, net                      -         -         -          -         -   200,000
   Sale of Fiber-Seal business                       -         -         -          -         -   250,000
   Sale of residential lots at Ben Hill              -         -         -          -         -    55,000
   JV revenue from Ben Hill Quarry Site              -         -         -          -         -   515,000

   -------------------------------------------------------------------------------------------------------
   Total revenue                                     -         -         -          -         - 1,563,500
   -------------------------------------------------------------------------------------------------------

Operating Expenses
   Payroll and related costs                    22,127    22,127    22,127     22,127    22,127   206,022
   Consultants                                       -         -         -          -         -    90,000
   Ch. 11 Examiner                                   -         -         -          -         -    10,500
   Legal expense                                     -         -         -          -         -    60,000
   Accounting and auditing                      10,000     1,000     1,000      1,000     1,000    46,000
   Bankruptcy trustee fees, qtrly                    -         -         -          -         -       500
   Office expenses (phone, supplies, etc.)         309       309       309        309       309     3,708
   Ch. 11 administrative expenses (mailings)         -         -         -          -         -     5,000
   Rent, office                                    500       500       500        500       500     6,000
   Insurance, casualty & liability                 100       100       100        100       100     1,150
   Travel                                        1,500     1,500     1,500      1,500     1,500    18,000
   Franchise taxes                                   -         -         -          -         -    30,000
                                             -------------------------------------------------------------

   Total expenses                               34,536    25,536    25,536     25,536    25,536   476,880

----------------------------------------------------------------------------------------------------------
Net Income from Operations                     (34,536)  (25,536)  (25,536)   (25,536)  (25,536)1,086,620
----------------------------------------------------------------------------------------------------------

   Income taxes                                      -         -         -          -         -         -

----------------------------------------------------------------------------------------------------------
Net Income                                     (34,536)  (25,536)  (25,536)   (25,536)  (25,536)1,086,620
---------------------------------------      -------------------------------------------------------------

Adjustments to arrive at Net Cash Flow:
   Increase (decrease) in accounts payable           -         -         -          -         -   (21,990)
   Loan repayment from subsidiaries                  -         -         -          -         -    45,000
   Mortgage, Atlanta real estate                     -         -         -          -         -    (9,000)
   Payoff of Allowed Creditors in Ch. 11 Case        -         -         -          -         -  (500,000)

----------------------------------------------------------------------------------------------------------
Net Cash Flow for Period                       (34,536)  (25,536)  (25,536)   (25,536)  (25,536)  600,630
----------------------------------------------------------------------------------------------------------

Cash balance, beginning of period              738,964   704,428   678,892    653,356   627,820     1,654

----------------------------------------------------------------------------------------------------------
Cash balance, ending of period               $ 704,428 $ 678,892 $ 653,356  $ 627,820 $ 602,284 $ 602,284
==========================================================================================================

   Unaudited.  See accompanying assumptions to financial projections.



                                                                          Page 1



         Continental Investment Corporation
    Projected Revenue and Expenses - Cash Basis
      Two Years Ended December 2000 and 2001                             6/27/00

Case I
------
(Assumes sale of Fiber-Seal and
and JV on Ben Hill Quarry Site)


                                                    Jan-01    Feb-01     Mar-01    Apr-01     May-01    Jun-01    Jul-01
                                                    ------    ------     ------    ------     ------    ------    ------

Revenue and Other Income
   Sale of Ellis Co, TX land, net                        $ -       $ -        $ -       $ -        $ -       $ -       $ -
   Rescission of Wastemasters agreement                    -         -          -         -          -         -         -
   Sale of Scales Landfill, net                            -         -          -         -          -         -         -
   Sale of Fiber-Seal business                             -         -          -         -          -         -         -
   Sale of residential lots at Ben Hill site               -         -          -         -          -         -         -
   JV revenue from Ben Hill Quarry Site              104,167   104,167    104,167   104,167    104,167   104,167   104,167

   -------------------------------------           -------------------------------------------------------------------------
   Total revenue                                     104,167   104,167    104,167   104,167    104,167   104,167   104,167
   -------------------------------------           -------------------------------------------------------------------------

Operating Expenses
   Payroll and related costs                          22,127    22,127     22,127    22,127     22,127    22,127    22,127
   Consultants                                             -         -          -         -          -         -         -
   Ch. 11 Examiner                                         -         -          -         -          -         -         -
   Legal expense                                           -         -          -         -          -         -         -
   Accounting and auditing                             1,000    10,000     10,000     1,000      1,000     1,000     1,000
   Bankruptcy trustee fees, qtrly                          -         -          -         -          -         -         -
   Office expenses (phone, supplies, etc.)               309       309        309       309        309       309       309
   Ch. 11 administrative expenses (mailings)               -         -          -         -          -         -         -
   Rent, office                                          500       500        500       500        500       500       500
   Insurance, casualty & liability                       100       100        100       100        100       100       100
   Travel                                              1,500     1,500      1,500     1,500      1,500     1,500     1,500
   Franchise taxes                                         -         -          -         -     30,000         -         -
                                                   -------------------------------------------------------------------------
   Total expenses                                     25,536    34,536     34,536    25,536     55,536    25,536    25,536

----------------------------------------           -------------------------------------------------------------------------
Net Income from Operations                            78,631    69,631     69,631    78,631     48,631    78,631    78,631
----------------------------------------           -------------------------------------------------------------------------

   Income taxes                                            -         -          -         -          -         -         -

----------------------------------------           -------------------------------------------------------------------------
Net Income                                            78,631    69,631     69,631    78,631     48,631    78,631    78,631
----------------------------------------           -------------------------------------------------------------------------

Adjustments to arrive at Net Cash Flow:
   Increase (decrease) in accounts payable                 -         -          -         -          -         -         -
   Loan repayment from subsidiaries                        -         -          -         -          -         -         -
   Mortgage, Atlanta real estate                           -         -          -         -          -         -         -
   Payoff of Allowed Creditors in Ch. 11 Case              -         -          -         -          -         -         -

----------------------------------------           -------------------------------------------------------------------------
Net Cash Flow for Period                              78,631    69,631     69,631    78,631     48,631    78,631    78,631
----------------------------------------           -------------------------------------------------------------------------

Cash balance, beginning of period                    602,284   680,915    750,546   820,177    898,808   947,439 1,026,070

----------------------------------------           -------------------------------------------------------------------------
Cash balance, ending of period                     $ 680,915 $ 750,546  $ 820,177 $ 898,808  $ 947,439 $1,026,070$1,104,701
========================================           =========================================================================


                                                                                                        Total
                                                   Aug-01    Sep-01    Oct-01     Nov-01    Dec-01     2001
                                                   ------    ------    ------     ------    ------     ----

Revenue and Other Income
   Sale of Ellis Co, TX land, net                        $ -       $ -       $ -        $ -       $ -       $ -
   Rescission of Wastemasters agreement                    -         -         -          -         -         -
   Sale of Scales Landfill, net                            -         -         -          -         -         -
   Sale of Fiber-Seal business                             -         -         -          -         -         -
   Sale of residential lots at Ben Hill site               -         -         -          -         -         -
   JV revenue from Ben Hill Quarry Site              104,167   104,167   104,167    104,167   104,167 1,250,004

   -------------------------------------           -------------------------------------------------------------
   Total revenue                                     104,167   104,167   104,167    104,167   104,167 1,250,004
   -------------------------------------           -------------------------------------------------------------

Operating Expenses
   Payroll and related costs                          22,127    22,127    22,127     22,127    22,127   265,524
   Consultants                                             -         -         -          -         -         -
   Ch. 11 Examiner                                         -         -         -          -         -         -
   Legal expense                                           -         -         -          -         -         -
   Accounting and auditing                             1,000     1,000     1,000      1,000     1,000    30,000
   Bankruptcy trustee fees, qtrly                          -         -         -          -         -         -
   Office expenses (phone, supplies, etc.)               309       309       309        309       309     3,708
   Ch. 11 administrative expenses (mailings)               -         -         -          -         -         -
   Rent, office                                          500       500       500        500       500     6,000
   Insurance, casualty & liability                       100       100       100        100       100     1,200
   Travel                                              1,500     1,500     1,500      1,500     1,500    18,000
   Franchise taxes                                         -         -         -          -         -    30,000
                                                   -------------------------------------------------------------
   Total expenses                                     25,536    25,536    25,536     25,536    25,536   354,432
                                                                                                              -
----------------------------------------           -------------------------------------------------------------
Net Income from Operations                            78,631    78,631    78,631     78,631    78,631   895,572
----------------------------------------           -------------------------------------------------------------

   Income taxes                                            -         -         -          -         -         -

----------------------------------------           -------------------------------------------------------------
Net Income                                            78,631    78,631    78,631     78,631    78,631   895,572
----------------------------------------           -------------------------------------------------------------

Adjustments to arrive at Net Cash Flow:
   Increase (decrease) in accounts payable                 -         -         -          -         -         -
   Loan repayment from subsidiaries                        -         -         -          -         -         -
   Mortgage, Atlanta real estate                           -         -         -          -         -         -
   Payoff of Allowed Creditors in Ch. 11 Case              -         -         -          -         -         -

----------------------------------------          --------------------------------------------------------------
Net Cash Flow for Period                              78,631    78,631    78,631     78,631    78,631   895,572
----------------------------------------          --------------------------------------------------------------

Cash balance, beginning of period                  1,104,701 1,183,332 1,261,963  1,340,594 1,419,225   602,284

----------------------------------------          --------------------------------------------------------------
Cash balance, ending of period                    $1,183,332 $1,261,963$1,340,594$1,419,225 $1,497,856$1,497,856
========================================          ==============================================================

   Unaudited.  See accompanying assumptions to financial projections.

                                                                          Page 2


         Continental Investment Corporation                          6/27/00
    Projected Revenue and Expenses - Cash Basis                      EXHIBIT "B"
      Two Years Ended December 2000 and 2001                         -----------

Case II
-------
(Assumes sale of Ben Hill Quarry Site
and Development of Fiber-Seal)

                                           Actual
                                           Dec-99    Jan-00    Feb-00     Mar-00    Apr-00     May-00    Jun-00    Jul-00
                                           ------    ------    ------     ------    ------     ------    ------    ------

Revenue and Other Income
   Sale of Ellis Co, TX land, net              $ -  $ 43,500       $ -        $ -       $ -        $ -       $ -       $ -
   Rescission of Wastemasters agreement          -   175,000   175,000    150,000         -          -         -         -
   Sale of Scales Landfill, net                  -         -         -    100,000    50,000     50,000         -         -
   Dividends from Fiber-Seal subsidiary          -         -         -          -         -          -         -         -
   Sale of residential lots at Ben Hill site     -         -     5,000     35,000     5,000      5,000     5,000         -
   Sale of Ben Hill Quarry Site                  -    15,000         -  2,500,000         -          -         -         -

   --------------------------------------------------------------------------------------------------------------------------
   Total revenue                                 -   233,500   180,000  2,785,000    55,000     55,000     5,000         -
   --------------------------------------------------------------------------------------------------------------------------

Operating Expenses
   Payroll and related costs                 9,990     9,990     9,990      9,990    14,430     14,430    14,430    22,127
   Consultants                              12,160    15,000    15,000     15,000    15,000     15,000    15,000         -
   Ch. 11 Examiner                               -     3,500     3,500      3,500         -          -         -         -
   Legal expense                                 -    10,000    10,000     10,000    10,000     10,000    10,000         -
   Accounting and auditing                       -     2,500     2,500      2,500     1,000      1,000    10,000    10,000
   Bankruptcy trustee fees, qtrly              750       250         -          -       250          -         -         -
   Office expenses (phone, supplies, etc.)     309       309       309        309       309        309       309       309
   Ch. 11 administrative expenses (mailings) 2,174     1,500     1,500      1,000     1,000          -         -         -
   Rent, office                                  -       500       500        500       500        500       500       500
   Insurance, casualty & liability             572       250         -          -       100        100       100       100
   Travel                                        -     1,500     1,500      1,500     1,500      1,500     1,500     1,500
   Franchise taxes                               -         -         -          -         -     30,000         -         -
                                        -------------------------------------------------------------------------------------

   Total expenses                           25,955    45,299    44,799     44,299    44,089     72,839    51,839    34,536

-----------------------------------------------------------------------------------------------------------------------------
Net Income from Operations                 (25,955)  188,201   135,201  2,740,701    10,911    (17,839)  (46,839)  (34,536)
-----------------------------------------------------------------------------------------------------------------------------

   Income taxes                                  -         -         -          -         -          -         -         -

-----------------------------------------------------------------------------------------------------------------------------
Net Income                                 (25,955)  188,201   135,201  2,740,701    10,911    (17,839)  (46,839)  (34,536)
-----------------------------------------------------------------------------------------------------------------------------

Adjustments to arrive at Net Cash Flow:
   Increase (decrease) in accounts payable  21,990   (21,990)        -          -         -          -         -         -
   Loan repayment from subsidiaries          5,519    10,000    10,000     10,000    10,000          -         -         -
   Mortgage, Atlanta real estate                 -         -         -    (10,000)        -          -         -         -
   Payoff of Allowed Creditors in Ch. 11 Case    -         -         -          -  (500,000)         -         -         -
   (Loans to) / repayments from Fiber-Seal subsidiary      -         -          -         -   (350,000)        -         -

-----------------------------------------------------------------------------------------------------------------------------
Net Cash Flow for Period                     1,554   176,211   145,201  2,740,701  (479,089)  (367,839)  (46,839)  (34,536)
-----------------------------------------------------------------------------------------------------------------------------

Cash balance, beginning of period              100     1,654   177,865    323,066 3,063,767  2,584,678 2,216,839 2,170,000


-----------------------------------------------------------------------------------------------------------------------------
Cash balance, ending of period             $ 1,654 $ 177,865 $ 323,066 $3,063,767$2,584,678 $2,216,839$2,170,000$2,135,464
=============================================================================================================================



                                                                                                   Total
                                               Aug-00    Sep-00    Oct-00     Nov-00    Dec-00     2000
                                               ------    ------    ------     ------    ------     ----

Revenue and Other Income
   Sale of Ellis Co, TX land, net                     $ -       $ -       $ -        $ -       $ -  $ 43,500
   Rescission of Wastemasters agreement                 -         -         -          -         -   500,000
   Sale of Scales Landfill, net                         -         -         -          -         -   200,000
   Dividends from Fiber-Seal subsidiary                 -         -         -          -         -         -
   Sale of residential lots at Ben Hill site            -         -         -          -         -    55,000
   Sale of Ben Hill Quarry Site                         -         -         -          -         - 2,515,000

   -------------------------------------------   ------------------------------------------------------------
   Total revenue                                        -         -         -          -         - 3,313,500
   -------------------------------------------   ------------------------------------------------------------

Operating Expenses
   Payroll and related costs                       22,127    22,127    22,127     22,127    22,127   206,022
   Consultants                                          -         -         -          -         -    90,000
   Ch. 11 Examiner                                      -         -         -          -         -    10,500
   Legal expense                                        -         -         -          -         -    60,000
   Accounting and auditing                         10,000     1,000     1,000      1,000     1,000    43,500
   Bankruptcy trustee fees, qtrly                       -         -         -          -         -       500
   Office expenses (phone, supplies, etc.)            309       309       309        309       309     3,708
   Ch. 11 administrative expenses (mailings)            -         -         -          -         -     5,000
   Rent, office                                       500       500       500        500       500     6,000
   Insurance, casualty & liability                    100       100       100        100       100     1,150
   Travel                                           1,500     1,500     1,500      1,500     1,500    18,000
   Franchise taxes                                      -         -         -          -         -    30,000
                                               --------------------------------------------------------------

   Total expenses                                  34,536    25,536    25,536     25,536    25,536   474,380

---------------------------------------------- --------------------------------------------------------------
Net Income from Operations                        (34,536)  (25,536)  (25,536)   (25,536)  (25,536)2,839,120
---------------------------------------------- --------------------------------------------------------------

   Income taxes                                         -         -         -          -         -         -

---------------------------------------------- --------------------------------------------------------------
Net Income                                        (34,536)  (25,536)  (25,536)   (25,536)  (25,536)2,839,120
---------------------------------------------- --------------------------------------------------------------

Adjustments to arrive at Net Cash Flow:
   Increase (decrease) in accounts payable              -         -         -          -         -   (21,990)
   Loan repayment from subsidiaries                     -         -         -          -         -    40,000
   Mortgage, Atlanta real estate                        -         -         -          -         -   (10,000)
   Payoff of Allowed Creditors in Ch. 11 Case           -         -         -          -         -  (500,000)
   (Loans to) / repayments from Fiber-Seal subsidiary   -         -         -          -   100,000  (250,000)

---------------------------------------------- --------------------------------------------------------------
Net Cash Flow for Period                          (34,536)  (25,536)  (25,536)   (25,536)   74,464 2,097,130
---------------------------------------------- --------------------------------------------------------------

Cash balance, beginning of period               2,135,464 2,100,928 2,075,392  2,049,856 2,024,320     1,654


---------------------------------------------- --------------------------------------------------------------
Cash balance, ending of period                 $2,100,928 $2,075,392$2,049,856$2,024,320 $2,098,784$2,098,784
============================================== ==============================================================

    Unaudited.  See accompanying assumptions to financial projections.


                                                                          Page 3


                                                                         6/27/00

         Continental Investment Corporation
    Projected Revenue and Expenses - Cash Basis
      Two Years Ended December 2000 and 2001

Case II
-------
(Assumes sale of Ben Hill Quarry Site
and Development of Fiber-Seal)


                                                    Jan-01    Feb-01     Mar-01    Apr-01     May-01    Jun-01    Jul-01
                                                    ------    ------     ------    ------     ------    ------    ------

Revenue and Other Income
   Sale of Ellis Co, TX land, net                        $ -       $ -        $ -       $ -        $ -       $ -       $ -
   Rescission of Wastemasters agreement                    -         -          -         -          -         -         -
   Sale of Scales Landfill, net                            -         -          -         -          -         -         -
   Dividends from Fiber-Seal subsidiary                    -         -          -         -          -         -         -
   Sale of residential lots at Ben Hill site               -         -          -         -          -         -         -
   Sale of Ben Hill Quarry Site

   -------------------                             ------------------------------------------------------------------------
   Total revenue                                           -         -          -         -          -         -         -
   -------------------                             ------------------------------------------------------------------------

Operating Expenses
   Payroll and related costs                          22,127    22,127     22,127    22,127     22,127    22,127    22,127
   Consultants                                             -         -          -         -          -         -         -
   Ch. 11 Examiner                                         -         -          -         -          -         -         -
   Legal expense                                           -         -          -         -          -         -         -
   Accounting and auditing                             1,000    10,000     10,000     1,000      1,000     1,000     1,000
   Bankruptcy trustee fees, qtrly                          -         -          -         -          -         -         -
   Office expenses (phone, supplies, etc.)               309       309        309       309        309       309       309
   Ch. 11 administrative expenses (mailings)               -         -          -         -          -         -         -
   Rent, office                                          500       500        500       500        500       500       500
   Insurance, casualty & liability                       100       100        100       100        100       100       100
   Travel                                              1,500     1,500      1,500     1,500      1,500     1,500     1,500
   Franchise taxes                                         -         -          -         -     30,000         -         -
                                                   ------------------------------------------------------------------------
   Total expenses                                     25,536    34,536     34,536    25,536     55,536    25,536    25,536

----------------------------------------           ------------------------------------------------------------------------
Net Income from Operations                           (25,536)  (34,536)   (34,536)  (25,536)   (55,536)  (25,536)  (25,536)
----------------------------------------           ------------------------------------------------------------------------

   Income taxes                                            -         -          -         -          -         -         -

----------------------                             ------------------------------------------------------------------------
Net Income                                           (25,536)  (34,536)   (34,536)  (25,536)   (55,536)  (25,536)  (25,536)
----------------------                             ------------------------------------------------------------------------

Adjustments to arrive at Net Cash Flow:
   Increase (decrease) in accounts payable                 -         -          -         -          -         -         -
   Loan repayment from subsidiaries                        -         -          -         -          -         -         -
   Mortgage, Atlanta real estate                           -         -          -         -          -         -         -
   Payoff of Allowed Creditors in Ch. 11 Case              -         -          -         -          -         -         -
   (Loans to) / repayments from Fiber-Seal subsidiary      -         -          -         -          -   150,000         -

------------------------------                     ------------------------------------------------------------------------
Net Cash Flow for Period                             (25,536)  (34,536)   (34,536)  (25,536)   (55,536)  124,464   (25,536)
------------------------------                     ------------------------------------------------------------------------

Cash balance, beginning of period                  2,098,784 2,073,248  2,038,712 2,004,176  1,978,640 1,923,104 2,047,568

----------------------------------------           ------------------------------------------------------------------------
Cash balance, ending of period                     $2,073,248$2,038,712$2,004,176 $1,978,640$1,923,104 $2,047,568$2,022,032
========================================           ========================================================================



                                                                                                           Total
                                                       Aug-01    Sep-01    Oct-01     Nov-01    Dec-01     2001
                                                       ------    ------    ------     ------    ------     ----

Revenue and Other Income
   Sale of Ellis Co, TX land, net                          $ -       $ -       $ -        $ -       $ -       $ -
   Rescission of Wastemasters agreement                      -         -         -          -         -         -
   Sale of Scales Landfill, net                              -         -         -          -         -         -
   Dividends from Fiber-Seal subsidiary                      -         -         -          -   100,000   100,000
   Sale of residential lots at Ben Hill site                 -         -         -          -         -         -
   Sale of Ben Hill Quarry Site                                                                                 -

   -------------------                              --------------------------------------------------------------
   Total revenue                                             -         -         -          -   100,000   100,000
   -------------------                              --------------------------------------------------------------

Operating Expenses
   Payroll and related costs                            22,127    22,127    22,127     22,127    22,127   265,524
   Consultants                                               -         -         -          -         -         -
   Ch. 11 Examiner                                           -         -         -          -         -         -
   Legal expense                                             -         -         -          -         -         -
   Accounting and auditing                               1,000     1,000     1,000      1,000     1,000    30,000
   Bankruptcy trustee fees, qtrly                            -         -         -          -         -         -
   Office expenses (phone, supplies, etc.)                 309       309       309        309       309     3,708
   Ch. 11 administrative expenses (mailings)                 -         -         -          -         -         -
   Rent, office                                            500       500       500        500       500     6,000
   Insurance, casualty & liability                         100       100       100        100       100     1,200
   Travel                                                1,500     1,500     1,500      1,500     1,500    18,000
   Franchise taxes                                           -         -         -          -         -    30,000
                                                    --------------------------------------------------------------
   Total expenses                                       25,536    25,536    25,536     25,536    25,536   354,432

----------------------------------------            --------------------------------------------------------------
Net Income from Operations                             (25,536)  (25,536)  (25,536)   (25,536)   74,464  (254,432)
----------------------------------------            --------------------------------------------------------------

   Income taxes                                              -         -         -          -         -         -

----------------------                              --------------------------------------------------------------
Net Income                                             (25,536)  (25,536)  (25,536)   (25,536)   74,464  (254,432)
----------------------                              --------------------------------------------------------------

Adjustments to arrive at Net Cash Flow:
   Increase (decrease) in accounts payable                   -         -         -          -         -         -
   Loan repayment from subsidiaries                          -         -         -          -         -         -
   Mortgage, Atlanta real estate                             -         -         -          -         -         -
   Payoff of Allowed Creditors in Ch. 11 Case                -         -         -          -         -         -
   (Loans to) / repayments from Fiber-Seal subsidiary        -         -         -          -   100,000   250,000

------------------------------                      --------------------------------------------------------------
Net Cash Flow for Period                               (25,536)  (25,536)  (25,536)   (25,536)  174,464    (4,432)
------------------------------                      --------------------------------------------------------------

Cash balance, beginning of period                    2,022,032 1,996,496 1,970,960  1,945,424 1,919,888 2,098,784

----------------------------------------            --------------------------------------------------------------
Cash balance, ending of period                      $1,996,496 $1,970,960$1,945,424$1,919,888 $2,094,352$2,094,352
========================================            ==============================================================

   Unaudited.  See accompanying assumptions to financial projections.



                                                                          Page 4



         Continental Investment Corporation
    Projected Revenue and Expenses - Cash Basis
      Two Years Ended December 2000 and 2001

                                                                         6/27/00
                                                                     EXHIBIT "B"
                                                                     -----------

Case III
--------
(Assumes JV of Ben Hill Quarry Site
and Development of Fiber-Seal)

                                           Actual
                                           Dec-99    Jan-00    Feb-00     Mar-00    Apr-00     May-00    Jun-00    Jul-00
                                           ------    ------    ------     ------    ------     ------    ------    ------

Revenue and Other Income
   Sale of Ellis Co, TX land, net              $ -  $ 43,500       $ -        $ -       $ -        $ -       $ -       $ -
   Rescission of Wastemasters agreement          -   175,000   175,000    150,000         -          -         -         -
   Sale of Scales Landfill, net                  -         -         -    100,000    50,000     50,000         -         -
   Dividends from Fiber-Seal subsidiary          -         -         -          -         -          -         -         -
   Sale of residential lots at Ben Hill site                     5,000     35,000     5,000      5,000     5,000         -
   JV revenue from Ben Hill Quarry Site          -    15,000         -    500,000         -          -         -         -

   -------------------------------------------------------------------------------------------------------------------------
   Total revenue                                 -   233,500   180,000    785,000    55,000     55,000     5,000         -
   -------------------------------------------------------------------------------------------------------------------------

Operating Expenses
   Payroll and related costs                 9,990     9,990     9,990      9,990    14,430     14,430    14,430    22,127
   Consultants                              12,160    15,000    15,000     15,000    15,000     15,000    15,000         -
   Ch. 11 Examiner                               -     3,500     3,500      3,500         -          -         -         -
   Legal expense                                 -    10,000    10,000     10,000    10,000     10,000    10,000         -
   Accounting and auditing                       -     2,500     2,500      2,500     1,000      1,000    10,000    10,000
   Bankruptcy trustee fees, qtrly              750       250         -          -       250          -         -         -
   Office expenses (phone, supplies, etc.)     309       309       309        309       309        309       309       309
   Ch. 11 administrative expenses (mailings) 2,174     1,500     1,500      1,000     1,000          -         -         -
   Rent, office                                  -       500       500        500       500        500       500       500
   Insurance, casualty & liability             572       250         -          -       100        100       100       100
   Travel                                        -     1,500     1,500      1,500     1,500      1,500     1,500     1,500
   Franchise taxes                               -         -         -          -         -     30,000         -         -
                                        ------------------------------------------------------------------------------------

   Total expenses                           25,955    45,299    44,799     44,299    44,089     72,839    51,839    34,536

----------------------------------------------------------------------------------------------------------------------------
Net Income from Operations                 (25,955)  188,201   135,201    740,701    10,911    (17,839)  (46,839)  (34,536)
----------------------------------------------------------------------------------------------------------------------------

   Income taxes                                  -         -         -          -         -          -         -         -

----------------------------------------------------------------------------------------------------------------------------
Net Income                                 (25,955)  188,201   135,201    740,701    10,911    (17,839)  (46,839)  (34,536)
----------------------------------------------------------------------------------------------------------------------------

Adjustments to arrive at Net Cash Flow
   Increase (decrease) in accounts payable  21,990   (21,990)        -          -         -          -         -         -
   Loan repayment from subsidiaries          5,519    10,000    10,000     10,000    10,000          -         -         -
   Mortgage, Atlanta real estate                 -         -         -    (10,000)        -          -         -         -
   Payoff of Allowed Creditors in Ch. 11 Case    -         -         -          -  (500,000)         -         -         -
   (Loans to) / repayments from Fiber-Seal subsidiary      -         -          -         -   (350,000)        -         -

----------------------------------------------------------------------------------------------------------------------------
Net Cash Flow for Period                     1,554   176,211   145,201    740,701  (479,089)  (367,839)  (46,839)  (34,536)
----------------------------------------------------------------------------------------------------------------------------

Cash balance, beginning of period              100     1,654   177,865    323,066 1,063,767    584,678   216,839   170,000

----------------------------------------------------------------------------------------------------------------------------
Cash balance, ending of period             $ 1,654 $ 177,865 $ 323,066 $1,063,767 $ 584,678  $ 216,839 $ 170,000 $ 135,464
============================================================================================================================

                                                                                                Total
                                            Aug-00    Sep-00    Oct-00     Nov-00    Dec-00     2000
                                            ------    ------    ------     ------    ------     ----

Revenue and Other Income
   Sale of Ellis Co, TX land, net                $ -       $ -       $ -        $ -       $ -  $ 43,500
   Rescission of Wastemasters agreement            -         -         -          -         -   500,000
   Sale of Scales Landfill, net                    -         -         -          -         -   200,000
   Dividends from Fiber-Seal subsidiary            -         -         -          -         -         -
   Sale of residential lots at Ben Hill site       -         -         -          -         -    55,000
   JV revenue from Ben Hill Quarry Site            -         -         -          -         -   515,000

   -----------------------------------------------------------------------------------------------------
   Total revenue                                   -         -         -          -         - 1,313,500
   -----------------------------------------------------------------------------------------------------

Operating Expenses
   Payroll and related costs                  22,127    22,127    22,127     22,127    22,127   206,022
   Consultants                                     -         -         -          -         -    90,000
   Ch. 11 Examiner                                 -         -         -          -         -    10,500
   Legal expense                                   -         -         -          -         -    60,000
   Accounting and auditing                    10,000     1,000     1,000      1,000     1,000    43,500
   Bankruptcy trustee fees, qtrly                  -         -         -          -         -       500
   Office expenses (phone, supplies, etc.)       309       309       309        309       309     3,708
   Ch. 11 administrative expenses (mailings        -         -         -          -         -     5,000
   Rent, office                                  500       500       500        500       500     6,000
   Insurance, casualty & liability               100       100       100        100       100     1,150
   Travel                                      1,500     1,500     1,500      1,500     1,500    18,000
   Franchise taxes                                 -         -         -          -         -    30,000
                                        ----------------------------------------------------------------

   Total expenses                             34,536    25,536    25,536     25,536    25,536   474,380

--------------------------------------------------------------------------------------------------------
Net Income from Operations                   (34,536)  (25,536)  (25,536)   (25,536)  (25,536)  839,120
--------------------------------------------------------------------------------------------------------

   Income taxes                                    -         -         -          -         -         -

--------------------------------------------------------------------------------------------------------
Net Income                                   (34,536)  (25,536)  (25,536)   (25,536)  (25,536)  839,120
--------------------------------------------------------------------------------------------------------

Adjustments to arrive at Net Cash Flow
   Increase (decrease) in accounts payable         -         -         -          -         -   (21,990)
   Loan repayment from subsidiaries                -         -         -          -         -    40,000
   Mortgage, Atlanta real estate                   -         -         -          -         -   (10,000)
   Payoff of Allowed Creditors in Ch. 11 Case      -         -         -          -         -  (500,000)
   (Loans to) / repayments from Fiber-Seal
                                 subsidiary        -         -         -          -   100,000  (250,000)

--------------------------------------------------------------------------------------------------------
Net Cash Flow for Period                     (34,536)  (25,536)  (25,536)   (25,536)   74,464    97,130
--------------------------------------------------------------------------------------------------------

Cash balance, beginning of period            135,464   100,928    75,392     49,856    24,320     1,654

--------------------------------------------------------------------------------------------------------
Cash balance, ending of period             $ 100,928  $ 75,392  $ 49,856   $ 24,320  $ 98,784  $ 98,784
========================================================================================================

   Unaudited.  See accompanying assumptions to financial projections.


                                                                          Page 5




         Continental Investment Corporation
    Projected Revenue and Expenses - Cash Basis
     Two Years Ended December 2000 and 2001                              6/27/00


Case III
--------
(Assumes JV of Ben Hill Quarry Site
and Development of Fiber-Seal)


                                                    Jan-01    Feb-01     Mar-01    Apr-01     May-01    Jun-01    Jul-01
                                                    ------    ------     ------    ------     ------    ------    ------

Revenue and Other Income
   Sale of Ellis Co, TX land, net                        $ -       $ -        $ -       $ -        $ -       $ -       $ -
   Rescission of Wastemasters agreement                    -         -          -         -          -         -         -
   Sale of Scales Landfill, net                            -         -          -         -          -         -         -
   Dividends from Fiber-Seal subsidiary                    -         -          -         -          -         -         -
   Sale of residential lots at Ben Hill site               -         -          -         -          -         -         -
   JV revenue from Ben Hill Quarry Site              104,167   104,167    104,167   104,167    104,167   104,167   104,167
                                                           -         -          -         -          -         -         -
   -------------------------------------           -------------------------------------------------------------------------
   Total revenue                                     104,167   104,167    104,167   104,167    104,167   104,167   104,167
   -------------------------------------           -------------------------------------------------------------------------

Operating Expenses
   Payroll and related costs                          22,127    22,127     22,127    22,127     22,127    22,127    22,127
   Consultants                                             -         -          -         -          -         -         -
   Ch. 11 Examiner                                         -         -          -         -          -         -         -
   Legal expense                                           -         -          -         -          -         -         -
   Accounting and auditing                             1,000    10,000     10,000     1,000      1,000     1,000     1,000
   Bankruptcy trustee fees, qtrly                          -         -          -         -          -         -         -
   Office expenses (phone, supplies, etc.)               309       309        309       309        309       309       309
   Ch. 11 administrative expenses (mailings)               -         -          -         -          -         -         -
   Rent, office                                          500       500        500       500        500       500       500
   Insurance, casualty & liability                       100       100        100       100        100       100       100
   Travel                                              1,500     1,500      1,500     1,500      1,500     1,500     1,500
   Franchise taxes                                         -         -          -         -     30,000         -         -
                                                   -------------------------------------------------------------------------
   Total expenses                                     25,536    34,536     34,536    25,536     55,536    25,536    25,536

----------------------------------------           -------------------------------------------------------------------------
Net Income from Operations                            78,631    69,631     69,631    78,631     48,631    78,631    78,631
----------------------------------------           -------------------------------------------------------------------------

   Income taxes                                            -         -          -         -          -         -         -

----------------------------------------           -------------------------------------------------------------------------
Net Income                                            78,631    69,631     69,631    78,631     48,631    78,631    78,631
----------------------------------------           -------------------------------------------------------------------------

Adjustments to arrive at Net Cash Flow
   Increase (decrease) in accounts payable                 -         -          -         -          -         -         -
   Loan repayment from subsidiaries                        -         -          -         -          -         -         -
   Mortgage, Atlanta real estate                           -         -          -         -          -         -         -
   Payoff of Allowed Creditors in Ch. 11 Case              -         -          -         -          -         -         -
   (Loans to) / repayments from Fiber-Seal subsidiary      -         -          -         -          -   150,000         -

----------------------------------------           -------------------------------------------------------------------------
Net Cash Flow for Period                              78,631    69,631     69,631    78,631     48,631   228,631    78,631
----------------------------------------           -------------------------------------------------------------------------

Cash balance, beginning of period                     98,784   177,415    247,046   316,677    395,308   443,939   672,570

----------------------------------------           -------------------------------------------------------------------------
Cash balance, ending of period                     $ 177,415 $ 247,046  $ 316,677 $ 395,308  $ 443,939 $ 672,570 $ 751,201
========================================           =========================================================================


                                                                                                        Total
                                                    Aug-01    Sep-01    Oct-01     Nov-01    Dec-01     2001
                                                    ------    ------    ------     ------    ------     ----

Revenue and Other Income
   Sale of Ellis Co, TX land, net                        $ -       $ -       $ -        $ -       $ -       $ -
   Rescission of Wastemasters agreement                    -         -         -          -         -         -
   Sale of Scales Landfill, net                            -         -         -          -         -         -
   Dividends from Fiber-Seal subsidiary                    -         -         -          -   100,000   100,000
   Sale of residential lots at Ben Hill site               -         -         -          -         -         -
   JV revenue from Ben Hill Quarry Site              104,167   104,167   104,167    104,167   104,167 1,250,004
                                                           -         -         -          -         -
   -------------------------------------           -------------------------------------------------------------
   Total revenue                                     104,167   104,167   104,167    104,167   204,167 1,350,004
   -------------------------------------           -------------------------------------------------------------

Operating Expenses
   Payroll and related costs                          22,127    22,127    22,127     22,127    22,127   265,524
   Consultants                                             -         -         -          -         -         -
   Ch. 11 Examiner                                         -         -         -          -         -         -
   Legal expense                                           -         -         -          -         -         -
   Accounting and auditing                             1,000     1,000     1,000      1,000     1,000    30,000
   Bankruptcy trustee fees, qtrly                          -         -         -          -         -         -
   Office expenses (phone, supplies, etc.)               309       309       309        309       309     3,708
   Ch. 11 administrative expenses (mailings)               -         -         -          -         -         -
   Rent, office                                          500       500       500        500       500     6,000
   Insurance, casualty & liability                       100       100       100        100       100     1,200
   Travel                                              1,500     1,500     1,500      1,500     1,500    18,000
   Franchise taxes                                         -         -         -          -         -    30,000
                                                   -------------------------------------------------------------
   Total expenses                                     25,536    25,536    25,536     25,536    25,536   354,432

----------------------------------------           -------------------------------------------------------------
Net Income from Operations                            78,631    78,631    78,631     78,631   178,631   995,572
----------------------------------------           -------------------------------------------------------------

   Income taxes                                            -         -         -          -         -         -

----------------------------------------           -------------------------------------------------------------
Net Income                                            78,631    78,631    78,631     78,631   178,631   995,572
----------------------------------------           -------------------------------------------------------------

Adjustments to arrive at Net Cash Flow
   Increase (decrease) in accounts payable                 -         -         -          -         -         -
   Loan repayment from subsidiaries                        -         -         -          -         -         -
   Mortgage, Atlanta real estate                           -         -         -          -         -         -
   Payoff of Allowed Creditors in Ch. 11 Case              -         -         -          -         -         -
   (Loans to) / repayments from Fiber-Seal subsidiary      -         -         -          -   100,000   250,000

----------------------------------------           -------------------------------------------------------------
Net Cash Flow for Period                              78,631    78,631    78,631     78,631   278,631 1,245,572
----------------------------------------           -------------------------------------------------------------

Cash balance, beginning of period                    751,201   829,832   908,463    987,094 1,065,725    98,784

----------------------------------------           -------------------------------------------------------------
Cash balance, ending of period                     $ 829,832 $ 908,463 $ 987,094 $1,065,725 $1,344,356$1,344,356
========================================           =============================================================

 Unaudited.  See accompanying assumptions to financial projections.


                                                                     EXHIBIT "B"
Assumptions for financial projections

These assumptions have been prepared in connection with the Ch. 11 Reorganization case of Continental Investment Corporation pending in the U.S. Bankruptcy Court for the Northern District of Texas and for purposes of inclusion in the Disclosure Statement. These financial projections were prepared using various assumptions related to the disposition of various assets of the Company that would allow the Company to sucessfully implement its proposed Plan of Reorganization and conclude the bankruptcy case. The Company has presented financial projections for three alternative courses of action related to which assets are disposed of and which assets (or businesses) are retained and operated as an ongoing business activity, and management, with the court's approval will determine which courses of action will be pursued upon final evaluation of the economic, operating and other factors during the pendency of the Ch. 11 case. These financial projections present the best estimates of management and its bankruptcy counsel as to the ecomomic result of the activities of the business and the anticipated final results of the adoption of the proposed Plan of Reorganization. However, the final results may differ from the assumptions reflected in these projections and those differences may have a material impact on the projections presented herein.

Specific assumptions include the following:

A. Cash basis. These financials are presented on the cash basis of accounting and depart from generally accepted accounting principles. The presentation shown is intended to reflect as close as possible the cash impact of various transactions proposed in the Plan of Reorganization.

B. Alternative courses of action are presented in three separate financial projections, summarized as follows:

         Case I - In addition to the sale of various non-strategic assets and the rescission of the Wastemasters, Inc. agreement, the amounts reflected in Case I assume that the Fiber-Seal business is sold and that the Company enters into a joint venture with a qualified industry operator for the joint development of the Ben Hill Quarry Site in Atlanta, GA

         Case II - Assumes an alternative plan of selling the Ben Hill Quarry Site and the continued operation and further development of the Fiber-Seal business.

         Case III - Assumes an alternative plan of retaining both the Ben Hill site and Fiber-Seal and further developing both properties. As in Case I, the Ben Hill site would be developed in a joint venture with an industry operator.

                                                                     EXHIBIT "B"

Assumptions for financial projections (continued)


C. Sales of assets or business of CIC is reported based on net cash anticipated to be received, without regard to gain or loss consequenses. Therefore, these transactions do not purport to be presented in accordance with GAAP or income tax rules and regulations.

D. JV of Ben Hill Quarry site. Revenue is presumed to be derived from soil removal and sale. See separate supporting schedule for calculation.

E. Salaries and payroll related costs. See separate supporting schedule by month.

F. Consultants. The consultants engaged prior to and during the pendency of the Ch. 11 case are anticipated to be terminated upon the conclusion of the case and the implementation of the business activities to be determined by management.

G. Legal expense. Reflects the cost of counsel in the Ch. 11 case and various cost in connection with completion the transactions proposed in the case.

H. Accounting and auditing fees. Reflects cost of tax compliance and examining the financial statements of the Company so that audited financial statements can be filed with the U.S. Securities and Exchange Commission to bring the Company back into compliance with its filing requirements.

I. Income taxes. No federal or state income taxes are expected to be owed because of the existing net operating loss carryovers of the Company.

J. Payoff of allowed creditors claims in Ch. 11 case for Continental Investment. An estimate has been made of the amounts to be paid on the Effective Date of the Plan of Reorganization for the allowed claims of general creditors.

K.       Interest income has not been projected in these financial projections.




                                                                                                Exhibit "C"
                                                                                                -----------
                           VALUE OF PERSONAL PROPERTY

--------------------------------------------- --------------------------------------- ----------------------
                                               Description and Location of             Current Market Value
           Type of Property                              Property                      of Debtor's Interest
                                                                                            in Property
--------------------------------------------- --------------------------------------- ----------------------

Cash on hand                                  Cash on hand, Dallas, Texas                          $    300
--------------------------------------------- --------------------------------------- ----------------------
Checking, savings or other financial          Checking Account No. 74028128,                          5,519
accounts, etc.                                Compass Bank, 9090 Skillman St.,
                                              Dallas, TX

--------------------------------------------- --------------------------------------- ----------------------
Stock and interests in incorporated and       See Schedule B, Item 12 below.                      2,791,317
unincorporated businesses.  Itemize.
--------------------------------------------- --------------------------------------- ----------------------
Other liquidated debts owing debtor           See Schedule B, Item 17 below.                      6,843,677
including tax refunds.  Give particulars.
--------------------------------------------- --------------------------------------- ----------------------
Other contingent and unliquidated claims of   See Schedule B, Item 20 below.                    224,677,149
every nature, including tax refunds,
counterclaims of the debtor, and rights to
setoff claims.  Give estimated value of
each.
--------------------------------------------- --------------------------------------- ----------------------
Office equipment, furnishing, and supplies.   See Schedule B, Item 26below.                           1,800
--------------------------------------------- --------------------------------------- ----------------------
--------------------------------------------- --------------------------------------- ----------------------
There was no other items personal property
listed  on  Debtor's  Schedule  B
(Personal Property) filed in this
Ch. 11 case.

--------------------------------------------- --------------------------------------- ----------------------
                                                                               Total           $234,319,762
--------------------------------------------- --------------------------------------- ----------------------






Schedule B, Item 12. Stock and interest in incorporated and unincorporated businesses.

--------------------------------------------------------------- ----- -------------------------- ----------
Description and Location of Property                                  Current Market Value of
                                                                      Debtor's Interest in
                                                                      Property
--------------------------------------------------------------- ----- -------------------------- ----------

4,500,000 shares of Common Stock, par value $.01 per share,           Unknown value due to
and 5,000,000 shares of Series A Convertible Preferred Stock,         trading restrictions.
par value $.01 per share (convertible into 25,500,000 shares          Carried on books at an
of Common), of:                                                       investment of $2,250,000.
WasteMasters, Inc.
------------------
205 S. Bickford
El Reno, OK  73036
Attn: Doug Holsted, President

(The 9,500,000 total shares held by Continental represent 6.0% of the 158,194,250 issued and outstanding
Common and Preferred voting shares of WasteMasters, Inc., as reported in its Annual Report on Form 10-K for the year ended Dec 31, 1998, as filed with the U.S. Securities and Exchange Commission on August 22, 1999.)

--------------------------------------------------------------- ----- -------------------------- ----------
50,000 shares of Common Stock, par value $.01 per share, of:          Market value unknown.
Continental Technologies Corporation of Georgia                       Carried on books at an
-----------------------------------------------                       investment of  $500,000.
10254 Miller Road
Dallas, TX  75238
(The  50,000  shares  represent  100% of the  issued and
outstanding  shares of Continental Technologies Corporation
of Georgia.)

--------------------------------------------------------------- ----- -------------------------- ----------
1,500 shares of Common Stock, no par value, of:                                             $0.
Continental Technologies Inc.
-----------------------------
10254 Miller Road
Dallas, TX  75238
(The 1,500 shares held by Continental Investment Corporation represent 100% of the authorized, issued and outstanding
shares of Continental Technologies,  Inc.  This corporation
has been inactive since its formation.)

--------------------------------------------------------------- ----- -------------------------- ----------





Schedule B, Item 12. Stock and interest in incorporated and unincorporated businesses.

(CONTINUED)

--------------------------------------------------------------- ----- -------------------------- ----------
Description and Location of Property                                  Current Market Value of
                                                                      Debtor's Interest in
                                                                      Property
--------------------------------------------------------------- ----- -------------------------- ----------
10,000,000 shares of Common Stock, par value $.0001 per               Market value unknown.
share, of:                                                            Carried on books at an
Fiber-Seal Holdings, Inc.                                             investment of  $41,000.
-------------------------
10254 Miller Road
Dallas, TX  75238

(The 10,000,000 shares held by Continental Investment
Corporation represent 100% of the authorized, issued and outstanding shares of Fiber-Seal Holdings, Inc.)

--------------------------------------------------------------- ----- -------------------------- ----------
All of the authorized capital stock, no par value, of:                Market value unknown.
Fiber-Seal Franchise Corporation                                      Carried on books at an
--------------------------------
10254 Miller Road                                                     investment of  $317.
Dallas, TX  75238
(FSFC has authorized 1,000 shares of capital stock, no par
value, all of which is owned by Continental Investment
Corporation (CIC).  The stock ledger and original certificate reflecting ownership of  FSFC by CIC are missing.  However,
by reference to corroborating information, CIC holds
ownership for 100% of the authorized, issued and outstanding shares of FSFC.)
--------------------------------------------------------------- ----- -------------------------- ----------


--------------------------------------------------------------- ----- -------------------------- ----------
                                                                      Carried on the books at
Total liquidated debts owing debtor                                   $2,791,317
--------------------------------------------------------------- ----- -------------------------- ----------





Schedule B, Item 17. Other liquidated debts owing debtor.

--------------------------------------------------------------- ----- -------------------------- ----------
Description and Location of Property                                  Current Market Value of
                                                                      Debtor's Interest in
                                                                      Property
--------------------------------------------------------------- ----- -------------------------- ----------
Retainer advanced and receivable from:                                                   $ 3000
Ted W. Fenn, CMA
----------------
407 Laurel Springs road
Anniston, AL  36207

(Accounting and consulting services not received in exchange for retainer paid on 2/11/99)

--------------------------------------------------------------- ----- -------------------------- ----------
Legal Retainer on deposit to:                                                          $ 18,853
Arthur Ungerman, esq.
---------------------
Attorney at Law
12900 Preston Road, Suite 900
Dallas, Texas 75230

--------------------------------------------------------------- ----- -------------------------- ----------
Receivable due from:                                                                      $ 941
Mortgage Enterprises, Inc.
--------------------------
P.O. Box 1924
Ellijay, GA 30540

(For real estate taxes paid into escrow during 1999 on improved real estate at 4024 Blanton Avenue, Atlanta, GA.)

--------------------------------------------------------------- ----- -------------------------- ----------
Receivable due from:                                                                      $ 250
City of Atlanta
---------------
c/o Sterling Hedley
Smith Real Estate Services
1655 Peachtree Street, Suite 920
Atlanta, GA  30309

(for the purchase of 414 square feet of right-of-way easement property for the City of Atlanta at Fairburn
Road  Project  P.I.  752545,  Parcel #1, Tax ID #
14F-5-LL-100.)

--------------------------------------------------------------- ----- -------------------------- ----------




Schedule B, Item 17.  Other liquidated debts owing debtor. (CONTINUED)

--------------------------------------------------------------- ------- -------------------------- --------
Description and Location of Property                                    Current Market Value of
                                                                        Debtor's Interest in
                                                                        Property
--------------------------------------------------------------- ------- -------------------------- --------
Secured note receivable due from:                                                      $1,679,269
Swan Financial Services, Inc.
-----------------------------
Route 1, Box 229A
Tyler, TX  75708
Attn: Wilma Graham, President
(For funds aggregating $1,484,096.71 advanced from
Continental pursuant to a Revolving Loan Agreement dated
7/3/96, as amended, plus accrued and unpaid interest of
$195,171.97 through 9/30/98; secured by 100,000 shares of
Common Stock of Continental Investment Corporation
(certificate no. 7261, purportedly held by R. D. Sterritt,
Sr.)


--------------------------------------------------------------- ------- -------------------------- --------
Unsecured note receivable due from:                                                      $192,319
WasteMasters, Inc.
------------------
205 S. Bickford
El Reno, OK  73036
Attn: Doug Holsted, President
Phone:  405-262-0800
(For  services   rendered  and  expenses paid by
Continental on behalf of WasteMasters from 9/30/97 to
2/10/99,  in the principal  amount of $170,675.42,
plus accrued and unpaid interest through 12/31/98 of
$21,643.09.)

--------------------------------------------------------------- ------- -------------------------- --------
Unsecured note receivable due from:                                                   $ 4,542,600
Continental Technologies Corporation of Georgia
-----------------------------------------------
10254 Miller Road
Dallas, TX  75238
(For advances to 100%-owned subsidiary 12/10/96 to
current date.)

--------------------------------------------------------------- ------- -------------------------- --------
Unsecured note receivable due from:                                                            $0
Continental Technologies Inc.
-----------------------------
10254 Miller Road
Dallas, TX  75238
(For advances to 100%-owned  subsidiary  from 9/30/96
for formation  expenses of $978.)

--------------------------------------------------------------- ------- -------------------------- --------




Schedule B, Item 17.  Other liquidated debts owing debtor. (CONTINUED)

--------------------------------------------------------------- ------- -------------------------- --------
Description and Location of Property                                    Current Market Value of
                                                                        Debtor's Interest in
                                                                        Property
--------------------------------------------------------------- ------- -------------------------- --------
Unsecured note receivable due from:                                                     $ 406,445
Fiber-Seal Holdings, Inc.
-------------------------
10254 Miller Road
Dallas, TX  75238
(For advances to 100%-owned subsidiary 11/12/96 to
current date.)

--------------------------------------------------------------- ------- -------------------------- --------
Unsecured note receivable due from:                                                            $0
Fiber-Seal Franchise Corporation
--------------------------------
10254 Miller Road
Dallas, TX  75238
(For advances to 100%-owned  subsidiary from 9/30/96 for
formation expenses of $1,055.)

--------------------------------------------------------------- ------- -------------------------- --------


--------------------------------------------------------------- ------- -------------------------- --------

Total liquidated debts owing debtor                                                   $ 6,843,677
--------------------------------------------------------------- ------- -------------------------- --------




Schedule B, Item 20. Other contingent and unliquidated claims, etc.

------------------------------------------------------------------------- -- -------------------------------- ---
Description and Location of Property                                         Current Market Value of
                                                                             Debtor's Interest in Property

------------------------------------------------------------------------- -- -------------------------------- ---
Swan Financial Services, Inc.                                                                        $23,749
-----------------------------
Route 1, Box 229A
Tyler, TX  75708
Attn: Wilma Graham, President
(For unpaid  mortgage on improved  real  estate  known as
4024 Blanton Avenue, Atlanta, GA., acquired free and clear
of liens by Debtor on 5/1/96.)

------------------------------------------------------------------------- --- -------------------------------- --

1.  Claims and counter claims in existing litigation:

     a. CICG, J.B. Morris et al vs. Scott Bush et al                                                  unknown
        --------------------------------------------
              3:98-CV-2452-G, U.S. District Court,
              Northern District of Texas, Dallas Div.

     b. CICG, Stewart Rahr vs. R. Dale Sterritt et al                                           $ 112,000,000
        ---------------------------------------------
              3:99-CV-628-G, U.S. District Court,
              Northern District of Texas, Dallas Div.

    c.  CICG, Rahr vs. Holland & Knight, et al                                                  $ 112,000,000
          --------------------------------------
              3:99-CV-2305-G, U.S. District Court,
              Northern District of Texas, Dallas Div.

      d. Rahr vs. Nikko, WasteMasters et al                                                           unknown
         ----------------------------------
                                  U.S. District Court,
               Northern District of Texas, Dallas Div.

2.  R. Dale Sterritt, Jr.            R.D. Sterritt, Sr.
    ---------------------------------------------------
     1613 Breakwater                  2421 Fulton Drive
     Plano, TX 75093                 Garland, TX 75044

Office equipment and condo furnishings from Bennington Towers,                                  $ 20,000
Atlanta,GA taken by R. Dale Sterritt, Jr. and R.D. Sterritt, Sr.

 3. R. Dale Sterritt, Jr.            R.D. Sterritt, Sr.
    ---------------------------------------------------
     1613 Breakwater                  2421 Fulton Drive
     Plano, TX 75093                 Garland, TX 75044

 Corporate records taken by R. Dale Sterritt, Jr and
 R.D. Sterritt, Sr.                                                                                   Unknown

------------------------------------------------------------------------- --- -------------------------------- --




Schedule B, Item 20.  Other contingent and unliquidated claims, etc. (CONTINUED)

------------------------------------------------------------------------- --- -------------------------------- --
Description and Location of Property                                          Current Market Value of
                                                                              Debtor's Interest in Property
------------------------------------------------------------------------- --- -------------------------------- --
4. R. Dale Sterritt, Jr.            R.D. Sterritt, Sr.
   ---------------------------------------------------
     1613 Breakwater                  2421 Fulton Drive
     Plano, TX 75093                 Garland, TX 75044

Expenses incurred for the Company by R. Dale Sterritt, Jr. and R.D.
Sterritt, Sr. without proper supporting documentation to substantiate business expenses:

     American Stock Exchange                                                                           $  185
     AT&T Wireless Services                                                                             2,796
     Bank One Credit Card,  #4731-6240-0140-1665                                                       40,154
     Bloomberg L.P.                                                                                    19,481
     Crescent Real Estate L.P.                                                                         27,848
     First Call                                                                                        22,863
     Futures Travel, Inc.                                                                              37,854
     MFS Telecom, Inc.                                                                                    801
     New York Stock Exchange                                                                              764
     Next Link One                                                                                      1,538
     Philip Sinel & Co.                                                                                75,000


5. R. Dale Sterritt, Jr.            R.D. Sterritt, Sr.
   ---------------------------------------------------
     1613 Breakwater                  2421 Fulton Drive
     Plano, TX 75093                 Garland, TX 75044

Obligation by R. Dale Sterritt, Jr. and R.D. Sterritt, Sr. to payoff                                $ 196,939
the Jackson Settlement on behalf of the Company as stipulated in a third party agreement with Crystal Coats.

6. R. Dale Sterritt, Jr.
   ---------------------
     1613 Breakwater
     Plano, TX 75093

Old West Financial Corp. v. R. Dale Sterritt, Jr.                                                    $ 35,224
        99-VG-102643, State Court of Fulton County,
        State of Georgia, CICG as a Garnishee
Relating to the case above, whereby, a judgement was entered against the Debtor, for the  garnishment of wages of R. Dale Sterritt, Jr.
Damages include the said amount, plus garnishments costs and interest.

------------------------------------------------------------------------- --- -------------------------------- --




Schedule B, Item 20.  Other contingent and unliquidated claims, etc. (CONTINUED)

------------------------------------------------------------------ --- ------------------------------------- -----
Description and Location of Property                                   Current Market Value of Debtor's
                                                                       Interest in Property

------------------------------------------------------------------ --- ------------------------------------- -----
Claim against:                                                                                      Unknown
Frontier Insurance Company
--------------------------
2636 Elm Hill Pike, Suite 500
Nashville, TN  37214

(Claim by Debtor related to indemnity agreements on certain
various performance bonds in which the Debtor received no
consideration)
------------------------------------------------------------------ --- ------------------------------------- -----
Claim against:                                                                                      Unknown
  American Express Equipment Finance
  ----------------------------------
f/k/a Rockford Industries , Inc.
1851 East First Street, Sixth Floor
Santa Ana, CA 92705
(Claim by Debtor related to the guarantees on certain equipment leases in which the Debtor received no consideration)
------------------------------------------------------------------ --- ------------------------------------- -----
Counterclaim against:                                                                               Unknown
  US Bancorp Leasing and Financial
  --------------------------------
c/o Richard L. Ravin
    Ravin, Sarasohn, Cook, Baumgarten, Fisch & Rosen
103 Eisenhower Parkway
Roseland, NJ 07068

US Bancorp Leasing vs. Continental Investment
   L-3910-99, Superior Court of NJ,
   Law Division, Middlesex County

(Counterclaim by Debtor related to the guarantees on certain documents in which the Debtor received no consideration)

------------------------------------------------------------------ --- ------------------------------------- -----
Claim against:                                                                                      Unknown
Thomas Concrete
---------------
2500 Cumberland Parkway, Suite 200
Atlanta, GA 30339
Phone: (770) 431-3300

(Claim by Debtor related to damages to Ben Hill Site, Atlanta,
GA. through unauthorized extraction of soil.)
------------------------------------------------------------------ --- ------------------------------------- -----




Schedule B, Item 20.  Other contingent and unliquidated claims, etc. (CONTINUED)

------------------------------------------------------------------ --- ------------------------------------- -----
Description and Location of Property                                   Current Market Value of Debtor's
                                                                       Interest in Property
------------------------------------------------------------------ --- ------------------------------------- -----
Claim against:
WasteMasters, Inc.
------------------
205 S. Bickford
El Reno, OK  73036
Attn: Doug Holsted, President
Phone:  405-262-0800

(Claim by Debtor for not releasing the Debtor off of various                                        Unknown
guarantees prior to the sale of an asset)

(Claim by Debtor for alleged legal fees and expenses incurred                                     $ 161,953
by Morgan, Lewis & Bockus for the benefit of WasteMasters, Inc.
with no consideration to the Debtor)

------------------------------------------------------------------ --- ------------------------------------- -----
Claim against:
Compass Bank                                                                                       $ 10,000
------------
Plaza Banking Center
P.O. Box 650561
Dallas, Texas 75265-0561
Attn: Jeffrey E. Coomer

(Claim by Debtor for cashing a check to R. Dale Sterritt, Jr.
that had been stamped "Payment Stopped" by the Bank, in accordance with instructions with the Debtor)

------------------------------------------------------------------ --- ------------------------------------- -----
Claim against:                                                                                      Unknown
Stewart Rahr
------------
c/o William D. Simms, esq.
Vinson & Elkins LLP
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, TX 75201

(claim by Debtor to obtain a medallion signature for CICG stock certificate # 7638 dated 12/29/97 issued in the name of Stewart Rahr for 300,000 shares to transfer certificate
(certificate held by the Debtor) back to the Debtor to cancel shares)

------------------------------------------------------------------ --- ------------------------------------- -----




Schedule B, Item 20.  Other contingent and unliquidated claims, etc. (CONTINUED)

------------------------------------------------------------------ --- ------------------------------------- -----
Description and Location of Property                                   Current Market Value of Debtor's
                                                                       Interest in Property

------------------------------------------------------------------ --- ------------------------------------- -----
Claim against:
Olive Tharp                                                                                         Unknown
-----------
c/o Howard M. Hickman, esq.
Farr, Hickman, & Slavin
101 West Illinois Street
Post Office Box Drawer J
Kirksville, MO 63501

(claim by Debtor to obtain a medallion signature for CICG stock certificate # 7776 dated 6/24/98 issued to Olive Tharp for 2,078 shares to transfer certificate (certificate held by the Debtor) back to the Debtor to cancel shares)

------------------------------------------------------------------ --- ------------------------------------- -----

----------------------------------------------------------------- --- ------------------------------------- -----

        Total liquidated debts owing debtor                                                   $ 224,677,149
------------------------------------------------------------------ --- ------------------------------------- -----






Schedule B, Item 26.  Office equipment, furnishings and supplies


--------------------------------------------------------------- ----- -------------------------- ----------
Description and Location of Property                                  Current Market Value of
                                                                      Debtor's Interest in
                                                                      Property
--------------------------------------------------------------- ----- -------------------------- ----------
Computer - Desk top  (Debtor's offices)                                                   $ 500

Computer Software    (Debtor's offices)                                                   $ 300

Fax Machine  (Debtor's offices)                                                           $ 500

Fax Machine (Debtor's offices)                                                            $ 500

--------------------------------------------------------------- ----- -------------------------- ----------

--------------------------------------------------------------- ----- -------------------------- ----------

        Total Assets                                                                    $ 1,800
--------------------------------------------------------------- ----- -------------------------- ----------


                                                                     EXHIBIT "D"
                                                                     -----------
                              Liquidation Analysis


                                                            Liquidation
                                                                Value

Cash                                                             5,800
Escrow funds                                                       840

Furniture and office equipment                                     500
Real property-Ben Hill site, Atlanta, GA                     1,600,000
Real property-Ellis Co., TX                                     25,000
Note receivable-Swan Financial                                       0
Investment in stock of Wastemasters, Inc.                      100,000
Note receivable-Wastemasters, Inc.                                   0
Investment/Receivable-CTC of Georgia                           200,000
Investment/Receivable-Fiber-Seal Holdings, Inc.                100,000
Investment/Receivable-CTI of Delaware                                0
Investment/Receivable-FSFC                                           0
Adversary claims in legal proceedings                          Unknown


Totals                                                       2,032,140

                                                                     EXHIBIT "E"
                                                                     -----------
               Item No. 4a - Suits and administrative proceedings

         a. List all suits to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                  CAPTION OF SUIT    NATURE OF     COURT            STATUS OR
                  AND CASE NUMBER    PROCEEDING    AND LOCATION     DISPOSITION
                  ---------------    ----------    ------------     -----------

Jerry B. Morris, et al. v. Scott Bush, et al.
Cause No. 3:98-CV-2452-G
U.S. District Court/Northern District of Texas - Dallas Division

Continental Investment Corporation is a nominal Defendant. Suit concerns authority of certain directors to act for company, and rights of certain shareholders to vote their stock. Suit appears to have been resolved by judgment, which has purportedly been appealed. No action is currently required of Continental, which is a nominal party.

Stewart Rahr v. R. Dale Sterritt, Jr., et al.
Cause No. 3:99-CV-628-G
U.S. District Court/Northern District of Texas - Dallas Division

Continental Investment Corporation is a nominal Plaintiff. Suit is a shareholder derivative action, which asserts misconduct of defendants therein injuring plaintiffs therein and Continental. No action is currently required of Continental, which is a nominal party.

Stewart Rahr v. Grant Thornton LLP, Holland & Knight LLP, and Gary L Rowan. Cause No. 3-99CV2305-G
U.S. District Court/Northern District of Texas - Dallas Division

Continental Investment Corporation is a nominal Plaintiff. Suit is a shareholder derivative action, which asserts misconduct of defendants therein injuring plaintiffs therein and Continental. No action is currently required of Continental, which is a nominal party.

Securities Transfer Corporation v. Nikko Trading of America Corporation and CIC Cause No. 3-99CV1241-P
U.S. District Court/Northern District of Texas - Dallas Division

Continental Investment Corporation is a Defendant. This is an interpleader action, in which Continental's transfer agent has tendered certain stock that Co-Defendant Nikko Trading of America Corporation has sought to transfer. Continental may ultimately seek a declaration from the Court as to proper disposition of the stock. Nikko has not, as yet, answered, however, and therefore there is presently not a scheduling order in place.

R. Dale Sterritt, Jr. v. Martin G. Blahitka, Robert D. Luna, G. Michael Lawshe, Jerry B. Morris and Continental Corporation of Georgia
Cause No. DV98-07142-M
U.S. District Court/Northern District of Texas - Dallas Division
Removed to Federal Court 1/28/99 (formerly Dallas County, Texas)

Continental Investment Corporation is a nominal Defendant. Suit concerns authority of certain directors to act for company, and rights of certain shareholders to vote their stock. This is a companion case to Morris v. Bush (supra), pending before the same court. As companion case has been resolved, no action has been taken with regard to this matter, at least not to Continental's knowledge. In any event, Continental is a nominal defendant only, and therefore no action is required of Continental at this time.

J. H. Jackson and Michael H. Jackson v. Continental Investment Corporation Cause No. 93177353-05
Superior Court of Cobb County - State of Georgia

Continental Investment Corporation is a nominal Defendant. Suit concerned shareholder claim for misrepresentation, which was settled. Judgment was recently filed for execution to enforce settlement agreement. Notice of bankruptcy (this action) was filed. Continental is not aware of any further enforcement efforts.

Elmer Krogman v. Continental Investment Corporation, R. Dale Sterritt, et al. Cause No. 3:98-CV-02895
U.S. District Court/ Northern District of Texas - Dallas Division

Continental Investment Corporation is a Defendant. Suit is a shareholder direct and derivative class action suit based upon misrepresentation of value of Continental. Suggestion in bankruptcy (this action) was filed. Case was stayed as to Continental. Case is currently proceeding, with class certification presently being sought. Claims against Continental may ultimately be pursued in bankruptcy. Likewise, claims against professionals may ultimately be joined by Continental, or may be pursued derivatively by some other shareholder.

Sterritt Properties, Inc. v. Ramond Donner, et al.
Cause No. 96-10125-J
District Court of Dallas County - 191st Judicial District

Continental Investment Corporation is a nominal Defendant. This is a suit between shareholders as to the proper ownership of stock. Continental has filed a notice of bankruptcy (this action), and requested that no action be taken with regard to its rights. This Court has lifted the automatic stay with regard to shareholders claims only. The matter is not presently set for trial in the state court, but will likely be set for some time in the early part of next year. As Continental's rights are protected, this matter should be handled by objection, if necessary, to any equity claim.

Wastemasters, Inc. v. Continental Investment Corporation
Cause No. 1998-CV-02849
Superior Court of Fulton County - State of Georgia

Continental Investment Corporation is a Defendant. Suit is an action to compel shareholders meeting by Wastemasters, as shareholder. Judgment was entered December 11, 1998, granting this relief. In theory, Continental should comply with this Judgment. However, the Judgment would have been superseded, as a practical matter, if not legally, by the subsequent orders in the Morris v. Bush litigation. In view of the present bankruptcy proceeding, moreover, no action should be taken with regard to this matter.

PNC Bank, National Association v. Minimax Enterprises, Inc., Fabian Beltran, Wastemasters, Inc., Wood Management, Inc., Global Eco-Logical Services, Inc., US Bankcorp Leasing and Financial and Bankvest Capital Corp.; US Bankcorp Leasing and Financial (Third Party Plaintiff) v. Continental Investment Corporation (Third Party Defendant)
Cause No. L-3910-99
Superior Court of New Jersery - Middlesaux County

Continental Investment Corporation is a Third Party Defendant. This is a suit for breach of contract, in which Continental is sued on the basis of an alleged guarantee. Notice of bankruptcy (this action) has been provided to the court therein. No further action is required of Continental at this time, except that the parties should ultimately be notified of their rights, if any, as creditors.

                                                                     Exhibit "F"
                                                                     -----------

                             SUBSIDIARY CORPORATIONS

The Company has the following subsidiaries:

1.     Continental Technologies, Inc., a Delaware Corporation
2.     Continental Technologies Corporation of Georgia, a Georgia Corporation
3.     FIBER-SEAL Franchise Corporation, a Delaware Corporation
4.     FIBER-SEAL Holdings, Inc., a Texas Corporation

                                                                     Exhibit "G"
                                                                     -----------

              Summary of Significant Orders Entered During the Case

Order was entered on March 19, 1999 to transfer the case from the United States Bankruptcy Court for the Northern District of Georgia (Atlanta) to the United States Bankruptcy Court for the Northern District of Texas-Dallas Division

An Order was entered lifting the stay to permit the litigation with BVI to continue.



                                                                     EXHIBIT "H"
                                                                     -----------
                                                                     12/5/99



                                      Classes of Creditors
------------------------------------------------------------------------------------------------------------------

Class     Creditor Name                Codebtor  Contigent   Unliquidated   Disputed  Amount of Claim  Class Total
              Address
------------------------------------------------------------------------------------------------------------------

 2   Ellis County Tax Office                                                          $ 1,832.82
     P. O. Brawer 188
     Waxahachie, TX  75168
 2   Fulton County Tax Commissioner                                                   $ 9,908.46
     141 Pryor Street, S.W., Rm 1113
     Atlanta, GA  30303
 2   Internal Revenue Service                                                  D      $ 2,000.00       $  13,741.28
     1100 Commerce Street
     Room 9A20, Stop 5027DAL
     Dallas, TX  75242
==================================================================================================================
 3   Mortgage Enterprises                                                             $11,192.00       $ 11,192.00
==================================================================================================================
 4   Belew Averitt LLP                                                                $15,747.00
     700 N. Pearl Street,
     Suite 2000
     Dallas, TX  75201-2867
 4   GeoSyntec                                                                        $ 3,026.37
     621 N.W. 53rd Street,
     Suite 650
     Boca Raton, FL  33487
 4   Hoyle, Morris & Kerr LLP                                                          $ 2,177.17
     One Liberty Place,
     Suite 4900
     1650 Market Street
     Philadelphia, PA  19103

 4   Munsch Hardt Kopf & Harr                                                          $12,723.89
     4000 Fountain Place
     1445 Ross Avenue
     Dallas, TX  75202-2790

 4   Nix Enterprises                                                           D       $22,000.00
     4410 Bralett Circle
     Kennesaw, GA  30144
 4   Paychex, Inc.
     580 Decker Drive, # 150                                                           $    31.39      $ 55,705.82
     Irving, TX 75062
==================================================================================================================
 5   Blahitka, Martin G.                                                               $50,000.00
     c/o Continental Investment Corp.
     10254 Miller Road
     Dallas, TX 75239

 5   Luna, Robert D.                                                                  $150,000.00
     c/o Continental Investment Corp.
     10254 Miller Road
     Dallas, TX 75238
 5   Morris, J.B.                                                                     $150,000.00      $350,000.00
     c/o Continental Investment Corp.
     10254 Miller Road
     Dallas, TX 75238
==================================================================================================================
                                                                       Totals         $   430,639     $    430,639
                                                                       ===========================================




                                      Classes of Creditors
------------------------------------------------------------------------------------------------------------------

Class     Creditor Name                Codebtor  Contigent   Unliquidated   Disputed  Amount of Claim  Class Total
              Address
------------------------------------------------------------------------------------------------------------------
 6   Rahr, Stewart                                                                    $ 383,984.00    $ 383,984.00
     c/o William D. Sim
     Vinson & Elkins
     3700 Trammell Crow Center
     2001 Ross Avenue
     Dallas, TX  75201
------------------------------------------------------------------------------------------------------------------
 7   Bennington Towers                                                                $   3,406.00
     2460 Peachtree Road, NW
     Atlanta, GA  30305
 7   City of Atlanta                                                           D      $ l16,809.97
     Municipal Devenue Collector
     55 Trinity Ave, SW #1350
     Atlanta, GA  30335

 7   City of Atlanta                                                           D      $   8,222.39
     Municipal Revenue Collector
     55 Trinity Ave, SW #1350
     Atlanta, GA  30335

 7   DCT - Internet Corporation                                                       $     324.75
     P.O. Box 701629
     Dallas, TX 75370

 7   Hartford Insurance                                                               $    1484.00
     P.O. Box 659
     San Antonio, TX  78265

 7   Lamberth & Stewart                                                               $  23,778.28
     2840 Lincoln Plaza
     500 North Akard
     Dallas, TX 75201
 7   Sims Moss Kline & Davis                                                          $32,378.31      $  85,403.70
     400 Northpark Twn Ctr. #310
     Abernathy Rd, NE
     Atlanta, GA 30328

==================================================================================================================
 8   A T & T Wireless Services                                                 D      $ 2,796.47
     P.O Box 78360
     Phoenix, AZ 85062

 8   American Stock Exchange                                                   D      $   185.09
     P.O. Box 11181
     New York, NY 10286




 8   Associated Attorneys                           C                          D      $ 6,000.00
     Financial Services, Inc.
     John Thomson, esq.
     1201 West Peachtree Street
     Suite 3500
     Atlanta, GA  30309

 8   Baker & Hostetler                                                         D      $40,270.71
     1050 Connecticut Ave, NW
     Washington, DC 20036

 8   Bank One                             X                                    D      $40,153.53
     First US Bank, NA
     P.O. Box 50882
     Henderson, NV 89016

 8   Bloomberg L.P.                                                            D      $19,481.46
     499 Park Avenue
     New York, NY 10022

 8   Cerro Copper Tube Co.                          C                          D      $        -
     c/o Chris Jameson, esq.
     Jameson and Dunagan
     5849 Sherry Lane, # 1850
     Dallas, TX 75225

 8   Crescent Real Estate                                                      D      $27,847.53
     Crescent Office Towers
     P.O. Box 841772
     Dallas, TX 75284

 8   First Call                                                                D     $ 22,863.48
     22 ThomDon Place
     Boston, MA  02210

 8   Frontier Insurance Co.               X                                    D     $ 98,365.70
     2636 Elm Hill Pike # 500
     Nashville, TN 37214

 8   Futures Travel, Inc.                                                      D     $ 37,854.27
     55 West 47th Street #380
     New York, NY  10036

 8   Holland & Knight                                                          D     $ 22,795.31
     P.O. Box 32092
     Lakeland, FL 33802

 8   Infinity Investors                             C              U           D
     c/o Stuart Chasanoff
     HW Partners, L.P.
     1601 Elm Street
     4000 Thanksgiving Tower
     Dallas, TX  75201

 8   Jackson, J. H. and Michael           X                                    D      $196,939.00
     c/o James A. Parker, esq.
     Parker and Day, Attorneys
     73 Hampton Street
     McDonough, GA 30253

 8   MFS Telecom, Inc.                                                         D      $    800.76
     P.O. Box 790351
     St. Louis, MO  63179



                                      Classes of Creditors
------------------------------------------------------------------------------------------------------------------

Class     Creditor Name                Codebtor  Contigent   Unliquidated   Disputed  Amount of Claim  Class Total
              Address
------------------------------------------------------------------------------------------------------------------
 8   New York Stock Exchange                                                   D      $   763.50
     Grand Central Station
     P.O. Box 4695
     New York, NY  10163

 8   Nextlink One                                                              D      $ 1,537.92
     P.O. Box 970D5
     Dallas, TX

 8   Old West Financial Corp.                       C         U                D
     c/o Albert Myers
     Mumford, Myers & Mooney
     923 Center Street
     Conyers, GA  30012

 8   Philip Sinel & Co.                                       U                D
     P.O. Box 595
     11 Esplanade
     St. Helier, Jersey JE49XE
     Channel Islands

 8   Rinfret, Peter                                C          U                D                      $ 518,654.73
     Rinret& Company
     505 Park Avenue
     New York, NY  10022
==================================================================================================================
 9   American Express Equip. Finance                C         U                D
         f/k/a Rockford Industries, Inc
     1851 East First St., 6th Flr
     Santa Ana, CA  92705

 9   Morgan, Lewis & Bockus                                                    D      $ 161,953.00
     101 Park Avenue
     New York, NY  10178

 9   US Bancorp Leasing and
     Financial                          X          C          U                D                      $161,953.00
     c/o Richard L. Ravin
     Ravin, Sarasohn, Cook
     103 Eisenhower Parkway
     Roseland, NJ  07068
==================================================================================================================
 10  Blahitka, Martin G.                           C          U
     c/o Continental Investment Corp.
     10254 Miller Road
     Dallas, TX 75239
 10  Frontier Insurance Co.            X           C          U                D
     2636 Elm Hill Pike, #500
     Nashville, TN  75239

10  Luna, Robert D.                                C          U
    c/o Continental Investment Corp.
    10254 Miller Road
    Dallas, TX 75238

 10  Morris, J.B.                                  C          U                                       $          -
     c/o Continental Investment Corp.
     10254 Miller Road
     Dallas, TX 75240

 11  20th Century Holdings            X            C          U                D
     c/o Richard D. Sterritt, Sr.
     2421 Fulton Drive
     Garland, TX  75044

 11  20th Century Partners            X            C          U                D
     c/o Richard D. Sterritt, Sr.
     2421 Fulton Drive
     Garland, TX  75044

 11  Nikko Trading                                                             D       $151,478.00
     3838 Oaklawn, Suite 1150
     Dallas, TX  75219

 11  Orison Financial                                                          D       $100,000.00
     3838 Oaklawn Suite 1150
     Dallas, TX  75219

 11  Sterritt Properties, Inc.        X            C          U                D
     c/o Richard D. Sterritt, Sr.
     2421 Fulton Drive
     Garland, TX  75044

 11  Sterritt, Sr., Richard D.                                                 D       $ 32,378.00
     2421 Fulton Drive
     Garland, TX 75044

 11  Waste Ventures                                                            D       $157,500.00
     c/o Richard M. Hewitt, esq.
     Seven Village Circle, # 220
     Westlake, TX 76262

 11  Woodland Ventures                                                         D         $ 63,345.00  $ 504,701.00
     c/o Greg Wiggins
     79 South Cooper Sage
     Circle
     The Woodlands, TX  77381

===================================================================================================================

                                                                      Totals            $1,654,696    $ 1,654,696


                                                                     Exhibit "I"

                         Proposed Disposition of Assets

1)  Disposition of 30 acres of land in Ellis County

     The Debtor owns 30 acres of raw land in Ellis County, Texas near the town of Ferris, which was in is in the vicinity of the old super collider project in Ellis County. The land was purchased in April 1991 for future development. The super collider project in Ellis County has since been terminated. An appraisal of the property dated October 22, 1999, by a certified appraiser valued the property in the amount of $55,500.

      The Company currently has a contract to sale the property for $50,000.00. The Company intends to sale the property for cash and use the proceeds for general corporate expenses.

2)  Disposition of Fiber Seal Holdings,  Inc.

     The Debtor owns 100% of a wholly-owned subsidiary, Fiber Seal Holdings, Inc. In a series of transactions in 1993 and 1996, the Company acquired all of the assets of Fiber-Seal Holdings, Inc., Fiber-Seal Services International, Inc. and Fiber-Seal of Dallas (including all personal property, customer accounts, trademarks, servicemarks, logos, and tradenames of or related to Fiber-Seal) from companies owned and controlled by R. Dale Sterritt, Jr. and/or Richard D. Sterritt, Sr.

      Fiber-Seal brand services and products provide customers with cleaning, stain removal and lasting protection for carpets and other fine interior fabric coverings and surfaces and cleaner, newer looking interiors. These products and services have been provided since 1971 under the Fiber-Seal brand trademark and servicemark. The products and services are currently being provided in the United States and other countries through licensing agreements with approximately 50 service centers now in operation. With over 25 years of continious operations, the Fiber-Seal business has established long-term relationships, credibility and brand awareness with architects, interior designers and manufacturer. Customers' premises include individual residences, real estate developments, restaurants, offices, and commercial aircraft.

     The Debtor had made a strategic decision in 1998 that its Fiber-Seal Fabric Care System(R) business should be expanded using a franchising model, rather than the licensing mode of operation. To accomplish this the Debtor intends to institute a program for the expansion of Fiber-Seal operations in all unexploited geographic areas in the U.S. The UFOC (Uniform Franchise Offering Circular) has been prepared and is in draft form and about 90% complete. However, the Debtor lacks the capital and depth in staffing to pursue and initiate the development of the franchise program

     The Debtor believes the Fiber-Seal Franchising program is not benefited by staying as a wholly-owned subsidiary. Therefore, the Debtor is seeking buyers for the assets of this wholly-owned subsidiary.

3)  Disposition of Scales Road Landfill

     During the third quarter of 1997, the Debtor acquired an operating construction and demolition ("C&D") landfill in metropolitan Atlanta, Georgia, commonly known as the "Scales Road Landfill". A construction and demolition landfill may accept building materials and rubble resulting from construction, remodeling, repair, and demolition operations on commercial buildings, pavements, houses, and other structures. Such wastes include, but are not necessarily limited to, wood, bricks, metal, concrete, wallboard, paper, and cardboard.

     On September 10, 1999 the landfill was expanded by permit to receive additional "C&D" materials. The Debtor is currently negotiating with Wastestream Services LLC and has a letter of intent from them to acquire the landfill.

4)  Disposition and Recission of WasteMasters Securities

     During the quarterly period ended September 30, 1997, the Company purchased from WasteMasters, Inc. (a publicly-traded corporation engaged in the waste disposal business whose registered common stock is traded on the Nasdaq Over-the-Counter-Bulletin-Board under the trading symbol WASTE) 100% of the issued and outstanding shares of two corporations which had been wholly-owned subsidiaries of WasteMasters, Inc. Such corporations, Trantex, Inc. (which owns a 100% of a wholly-owned subsidiary, Rye Creek Corporation which owns a landfill site in Kirksville, Missouri) and WasteMasters of Georgia, Inc. (which owns 300 acres of land in Walker County, Georgia) are now wholly-owned subsidiaries of Continental Technologies of Georgia, which is itself a wholly-owned subsidiary of the Debtor.

     As per another provision of its agreement with WasteMasters, Inc., the Company acquired 4,500,000 restricted shares of newly-issued Common Stock and 5,000,000 shares of newly-issued Series A Preferred Stock of WasteMasters, Inc. directly from WasteMasters, Inc. Such shares comprise 2.9% (4,500,000 / 153,194,250) of the total number of shares of WasteMasters' Common Stock that are currently outstanding (as reported August 9, 1999, in the WasteMasters, Inc. annual 10-KSB report for fiscal year-ended 1998). Each share of Preferred Stock is entitled to one vote on any matter on which shareholders will vote and is convertible into 5.1 shares of WasteMasters Common Stock (i.e. a total of 25,500,000 shares of restricted WasteMasters Common Stock). If Continental were to fully convert the Series A Preferred into Common Stock, Continental would then own, ceteris paribus, approximately 19.6% (30,000,000 / 153,194,250) of the total number of shares of WasteMasters Common Stock that would then be outstanding.

5)  Joint Venture Development of Ben Hill

     The Company owns approximately 229 acres of land in Fulton County, Georgia. The land is located within the Atlanta city limits approximately 10 miles southwest of downtown Atlanta. A section of the westerly portion of the property underwent granite surface mining from 1966 to 1993. Approximately 20 acres have been excavted to depths in excess of 500 feet. A smaller excavation on the property has been mined to a depth of approximately 150 feet. Soil borings evidence significant amounts of overburden that can be used for cover material in landfill operations, as well as large amounts of granite. A study of the property has indicated its viability as a potential multi-use waste disposal, waste transfer and recycling facility.

6)  Litigation Proceeds

     There are two pending derivative lawsuits involving Stewart Rahr, whereby, the Company has intervened in the litigation. Rahr v. Sterritt, et al and Rahr
v. Holland & Knight, et al.

                 Supplemental Schedule for Disclosure Statement

                                January 12, 2000

1)  Supplement to Schedule F: Creditors holding unsecured non-priority claims


Newcourt Financial USA Inc.           This debt is contingent and unliquidated.
Bank One Tower
111 Monument Circle, Suite 2700       Corporate Guarantee granted Jan, 1998 on
Indianapolis, IN 46204-5122           equipment lease for Scales Landfill.



Bank Midwest, N.A.                    This debt is contingent and unliquidated.
201 North Elson Street
Kirksville,  MO 63501                 Corporate Guarantee granted Mar,  1998 on
                                      Promissory Note for Rye Creek Corporation.



Federal Express                       $ 155.94      This debt is disputed.
c/o Regency Credit L.L.C.             This debt was not incurred by the Debtor.
1232 E. Broadway, Suite 218
Tempe, AZ 85282


2) On January 6, 2000, Grant Thornton, LLP, a party to litigation with the Company, filed a Notice of Appeal of the order entered by the Court on December 6, 1999, granting motion to approve a litigation agreement by the Company with Stewart Rahr. The Company believes the notice has no merit and will ultimately not effect the litigation agreement that has already been approved.

3) The Company reserves the right to place any of its wholly-owned subsidiaries in bankruptcy proceedings to protect the interests of the shareholders.

4) Supplement to Item 4(a) of the Statement of Affairs, relating to legal matters.

         The civil action styled Wastemaster, Inc. v. Continental Investment Corporation, Cause No. 1998-CV-02849, was dismissed without prejudice on February 2, 1999, and should be removed from the listing of pending legal matters.

5) Schedule B, Item No. 20 and Statement of Affairs, Item No. 13 relating to 300,000 shares of stock in name of Stewart Rahr which were to be cancelled upon receipt of Mr. Rahr's stock power. All reference to this item should be deleted in both Schedule B, Item No. 20 and the Statement of Affairs, Item No. 14, because the stock power was received and the stock certificate was cancelled on January 6, 2000.

                                                                    EXHIBIT 99.1

                       IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION




JERRY B. MORRIS, MARTIN G.             )
BLAHITKA, ROBERT D. LUNA, and          )
STEWART RAHR,                          )
                                       )          CIVIL ACTION NO.
                     Plaintiffs,       )
                                       )           3:98-CV-2452-G
VS.                                    )
                                       )
SCOTT BUSH, R. DALE STERRITT,          )
JR., LARRY STERRITT, and GREG          )
                      WIGGINS,         )
                                       )
                     Defendants.       )




                         ORDER OF PRELIMINARY INJUNCTION
                         -------------------------------

                                       I.

         For the reasons stated in the memorandum opinion of this date, it is ORDERED that the defendants Scott Bush, R. Dale Sterritt, Jr., Larry Sterritt, and Greg Wiggins, their agents, officers, successors, servants, employees, representatives, attorneys, and all persons acting on their behalf and in active concert or participation with them who receive actual notice of this order by personal service or otherwise, are hereby:

(A) restrained and enjoined from taking or purporting to take any action as directors of CIC and from causing CIC to take or to purport to take action, including, but not limited to, the sale, lease, exchange or other disposition of any of CIC's assets or the mortgage, pledge or creation of a security interest in any of CIC's assets;

(B) restrained and enjoined from holding any meeting of CIC shareholders at which shareholders are asked or permitted to vote on the election of directors or any other matter without the prior filing of a proxy or information statement and annual report with the SEC and subsequent distribution to shareholders of a proxy or information statement and annual report disclosing all of the material facts relating to (1) the Fiber-Seal Holdings merger, (2) the transactions involving WasteMasters debentures, (3) the Ellis County land transactions, (4) the Atlanta land transaction, (5) CIC's loan to Swan, (6) the relationships and agreements between and among the members of the Sterritt Group (as those terms are defined in Plaintiffs' Memorandum in Support of Motion for Preliminary Injunction) with respect to acquisition, Voting, and disposition of CIC stock, and (7) the litigation filed By and against the Defendants (or any of them) in connection With the foregoing matters, this action, and the Georgia action Brought by WasteMasters against CIC.

                                       II.

         It is further ORDERED that the plaintiffs are entitled to a decree:

(A) voiding the purported election of directors at the October 15, 1998 Meeting in all respects and re-installing plaintiffs Morris, Blahitka, and Luna as directors of CIC unless and until a proper and lawful Shareholders' vote occurs; and

(B) sterilizing the voting rights of defendants, their agents, officers, successors, servants, employees, representatives, attorneys, and all persons acting on their behalf and in active concert or participation with them who receive actual notice of this Order by personal service or otherwise, unless and until appropriate disclosures have been made in CIC's annual reports and in Schedule 13-D filings of the relationships and agreements between the members of the Sterritt Group (as that term is defined in Plaintiff's Memorandum in Support of Motion for Preliminary Injunction) with respect to the acquisition, voting and disposition of CIC stock and their plans or proposals with respect to the liquidation, sale, or merger of CIC or any other major change in CIC's business or corporate structure.

                                      III.

         Finally, it is ORDERED that this order shall not be effective until the plaintiffs give security, as required by Rule 65 (c), Fed. R. Civ. Pro., in the amount of $1,000.

         SO ORDERED.

January 28, 1999.



                                                   ----------------------------
                                                   A. JOE FISH
                                                   United States District Judge

                                                                    EXHIBIT 99.2

                       IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION


JERRY B. MORRIS, MARTIN G.                      )
BLAHITKA, ROBERT D. LUNA, and                   )
         STEWART RAHR,                          )
                                                )      CIVIL ACTION NO.
         Plaintiffs,                            )
                                                )      3:98-CV-2452-G
         VS.                                    )
                                                )
         SCOTT BUSH, R. DALE STERRITT,          )
         JR., LARRY STERRITT, and GREG          )
         WIGGINS,                               )
                                                )
         Defendants.                            )




                               MEMORANDUM OPINION
                               ------------------

                  Before the court is the application of plaintiffs Jerry B. Morris ("Morris"),Martin G. Blahitka ("Blahitka"), Robert D. Luna ("Luna"), and Stewart Rahr ("Rahr") (collectively, "plaintiffs") for a preliminary injunction. For the reasons stated below,1 plaintiffs' application is granted in part and denied in part.


--------------

         1 As required by Rule 52(a), Fed. R. Civ. Pro., the court's findings of fact

                                  I. BACKGROUND

                  On or about September 24, 1998 defendant R. Dale Sterritt, Jr. ("Sterritt") sent or caused to be sent to shareholders of Continental Investment Corporation ("CIC") a notice (the "Notice") of a special meeting of CIC shareholders (the "Meeting") to be held in Dallas, Texas on October 15, 1998. Declaration of Robert D. Luna ("Luna Decl.")P. 6; Declaration of Jerry B. Morris ("Morris Decl.")P. 6; Pls.' Ex. 7. The Notice stated, among other things, that the purpose of the Meeting was to remove plaintiffs Morris, Blahitka, and Luna from the CIC Board2 and to replace them with persons to be elected "from the floor. Luna Decl.P. 6; Morris Decl.P. 6; Pls.' Ex. 7.

                  Prior to the circulation of the Notice, Sterritt had been removed from his position as Chairman of the CIC Board, and his authority to transact business on behalf of the company had been suspended.3 Luna Decl.P.P. 5-6, 8;

----------------

   and conclusions of law are set out in this memorandum opinion. The court has decided the application on the evidence and briefs submitted in accordance with theprocedure authorized by Rules 43(e) and 78, Red. R. Civ. Pro., and on the arguments of counsel heard on January 202, 1999. Although given the opportunity to submit evidence, the defendants declined to do so.

2 As of the date of the Notice, CIC's Board of Directors consisted of Sterritt and plaintiffs Morris, Blahitka, and Luna. See Luna Decl.P.P. 2, 6, 9; Morris Decl.P.P. 2, 6, 9.

3 The CIC Board removed Sterritt as Chairman of the Board by resolutions adopted at a special meeting of the Board on September 24, 1998. Luna Decl.P.P. 5-6, 8; Morris Decl.P.P. 5-6, 8; Pls.' Ex. 6. The Board took such action after receiving detailed information and allegations concerning improper and potentially unlawful conduct by Sterritt and other persons acting in concert with him. The allegations of improper

   Morris Decl.P.P. 5-6, 8; Pls.' Ex.

         6. In circulating the Notice and calling the Meeting, however, Sterritt purported to act as Chairman of the CIC Board. Luna Decl.P. 8.


                  In September and October 1998, Susan Hill, at Sterritt's instruction, prepared proxies for the Meeting and contacted CIC shareholders to ask them to sign proxies. Hill sent proxies to CIC shareholders so that their shares could be voted at the Meeting. See Declaration of Susan J. Hill ("Hill Decl.")P.P. 18-19; Declaration of Bill Sims ("Sims Decl.")P. 3; Pls. Ex. 2 at 73-76, 113-116. There were instances in which proxies were obtained from people who either were not legally entitled to vote the shares or were no longer the beneficial owners of the CIC stock they voted. Hill Decl.P. 20.

                  No proxy or information statement relating to the Meeting was ever prepared or submitted to the SEC. Luna Decl.P. 9; Morris Decl.P. 9 see Hill Decl.P.P. 18-21. The Notice did not include, nor was it accompanied by, a proxy statement, an information statement, or a current CIC annual report, nor were any of these documents provided to share holders of record at any time during or prior to the Meeting. Luna Decl.P.P. 6,9; Morris Decl.P.P. 6,9; Pls.' Ex. 7. Nor did the Notice include or was it accompanied by, disclosure of information concerning allegations of improper and potentially unlawful conduct by

----------------

conduct related to corporate business operations, assets, and financial matters, and included information that Sterritt had induced the CIC Board to approve certain corporate transactions by representing them to be at arms' length with third parties when in fact they were with Sterritt-controlled entities. Luna Decl.P.P. 2-3; Morris Decl.P.P. 2-3, 11.

         Sterritt and others acting in concert with him, nor were any of these matters disclosed to CIC's shareholders of record at any time at or prior to the Meeting. Luna Decl.P.P. 6, 8-9; Morris Decl.P.P. 6, 8-9; Pls.' Ex. 7,9.

                  At the Meeting, plaintiff Morris handed to those in attendance a letter dated October 15, 1998, objecting to the Meeting as not being called in accordance with SEC rules, Georgia law, and CIC's bylaws.4 During the Meeting, Morris also attempted to object orally to various matters, including the matter in which the Meeting was noticed and the substance of what was to be done at the Meeting, but was prevented from expressing the various grounds of objection by those conducting the Meeting, including defendant Larry Sterritt. Pls.' Ex. 9, page 5, lines 11-22; page 6, lines 12-16; and page 10, lines 17-19 and 24 to page 11, line 1.

                  Shareholders present at the meeting expressed their concern that they had insufficient information to intelligently exercise their votes. Pls.' Ex. 9, page 8, line 4 to page 10 line 14.


                  At the Meeting, Morris, Blahitka, and Luna were purportedly removed from the CIC Board, and their places were taken by defendants Bush, Larry Sterritt, and Wiggins.5 In voting in the new Board members,

---------------


4 In Particular, the letter objected to the lack of proxy statement, information statement, and annual report, and to the lack of information provided about the proposed new Board of Directors. Luna Decl.P.P. 8; Morris Decl. P.P.8; Pls.' Ex.10.

5 Larry Sterritt is Sterritt's brother; Wiggins is his cousin; and Bush is or was Sterrit's roommate and close personal friend. Luna Decl. P.P. 9; Morris Decl. P.P.9; Pls.' Ex. 9 at 12-14.

         Sterritt and those acting in concert with him made use of proxies solicited and obtained from Sterritt Properties, Inc., an entity owned and controlled by Sterritt's father, Richard D. Sterritt, Sr. ("Sterritt, Sr."), other entities owned and controlled by Sterritt and/or Sterritt, Sr., and persons acting in concert with them. Luna Decl.P. 9; Morris Decl.P. 9; Hill Decl.P.P. 18-20; see Sims Decl.P. 3; Pls.' Ex. 2 at 73-76, 113-14, 116, 121-22, 146, 153-154, 178-79, 182;
         see Declaration of Pauline Kasal ("Kasal Decl.")P.P. 2-3, 5, 7, 10; Declaration of Wilma Graham ("Graham Decl.")P.P. 3-4, 6.


                  After the Meeting, consents were solicited from CIC shareholders in an attempt to validate the vote taken at the Meeting. Hill Dec.P. 21; Graham DeclP. 14. No disclosure document was provided in connection with the solicitation of the consents. See Hill Decl.P. 21; Graham Decl.P. 14.

                  On January 22, 1999, Larry Sterritt, Wiggins, and Bush resigned as directors of CIC. See Notices of Resignations, filed January 25, 1999. Sterritt is still a director of CIC.


                                  II. ANALYSIS

                  To obtain a preliminary injunction, it is well established that movants must show: (1) a substantial likelihood that the movants will ultimately prevail on the merits; (2) a substantial threat that the movants will suffer irreparable injury if the injunction is not granted; (3) that the threatened injury to the movants outweighs whatever damage the proposed injunction may cause the opposing parties; and (4) that granting the injunction is not adverse to the public interest. Vision Center v. Opticks, Inc., 596 F.2d 111, 114 (5th Cir.
         1979) (citation omitted), cert. Denied, 444 U.S. 1016 (1980); Mississippi Power & Light Co. v. United Gas Pipe Line Co., 760 F.2d 618, 621 (5th Cir. 1985) (citing Canal Authority of State of Florida v. Callaway, 489 F2d. 567, 572 (5th Cir. 1974)).

                  The decision to grant or deny a preliminary injunction is left to the sound discretion of the district court. Mississippi Power & Light, 760 F2d at 621. A preliminary injunction is an extraordinary remedy which would only be granted if the movants have clearly carried their burden of persuasion on all of the four factors. Id.; Allied Marketing Group, Inc. v. CDL Marketing, Inc., 878F2d. 806, 809 (5th Cir. 1989) (citations omitted).

                  Plaintiffs have shown a substantial likelihood of success on their claims that the Notice and Meeting violated applicable federal law in at lest the following ways:

(a) The Notice and Meeting violated Rule 14a-6(b), 17 C.F.R.ss.240. 14a-6(b), because proxies were solicited for the Meeting, and no proxy statement had been prepared or submitted to the SEC;

(b) The Notice and Meeting violated Rule 14a-3(a), 17 C.F.R.ss.240. 14a-3(a), because a proxy statement was neither prepared nor sent to CIC's share holders;

(c) The Notice and meeting violated Rule 14a-3(b), 17 C.F.R.ss.240.14a-3(b), because no annual report containing detailed and accurate financial disclosure had been distributed to CIC's shareholders.

(d)      The Notice and Meeting violated 15 U.S.C.ss.78(n)(c)  and 17 C.F.R. ss.
         240. 14c-3 because no information statement had been prepared and distributed to CIC's shareholders;

(e) The Notice and Meeting violated Rule 14a-9, 17 C.F.R.ss.240. 14a-9, because there was no disclosure that Sterritt's purported position as Chairman of the CIC Board or as an officer was subject of litigation;

(f) The Notice and Meeting violated Rule 14a-9, 17 C.F.R.ss.240.14-9, because there was no disclosure that Sterritt was under investigation for a myriad of fraudulent transactions with respect to CIC and its stock; and

(g) The Notice was materially false, in violation of Rule 14a-9, 17 C.F.R. ss. 240. 14a-9, in that Sterritt purported to sign the document as "Chairman" of CIC when he knew he had been removed form that position by the three legitimate CIC Board Members following the commencement of their investigation.

         See 15 U.S.C.ss.78n(a); Justin Industries, Inc. v. Choctaw Securities, L.P., 920 F 2d 262, 267 (5th Cir. 1990) (requiring disclosure to shareholders of all material information): Alabama Farm Bureau Mutual Casualty Co. v. American Fidelity Life Insurance Co., 606 F.2d 602 610-11 (5th Cir. 1979) (sufficient underlying facts regarding corporate transactions must be disclosed), cert. denied, 449 U.S. 820 (1980); Cohen v. Ayers, 449 F. Supp. 298, 317 (N.D. III. 1978) (shareholders should not be precluded from learning facts impugning the honesty, loyalty or competency of directors), aff'd, 596 F.2d 733 (7th Cir.
         1979); Lyman v. Standard Brands,  Inc., 364 F. Supp. 794, 797 (E.D. Pa.
         1973) (full disclosure of litigation "is especially important if it has any bearing on the competence or motives or integrity of the soliciting directors"). The evidence also suggests that Sterritt was aware his actions were unlawful, see Declaration of Brenda Graham Shanklin ("Shanklin Decl.")P. 11, and could not be defended on the merits. Kasal Decl.P. 11.

                  There is a substantial threat that CIC's public shareholders, including plaintiff Rahr, will suffer irreparable injury during the pendency of this litigation (and have no adequate remedy at law) if the requested preliminary injunctive relief is not granted. See, e.g. Luna Decl. P. P. 3, 9-11; Morris Decl. P. P. 3,9-13. Such irreparable injury includes substantial and irreparable changes in CIC's business relationships, dispositions of its assets, and destruction or removal of evidence relating to the allegedly improper or unlawful conduct of Sterritt. Such injury is not susceptible of monetary calculation or capable of monetary compensation. Moreover, there is a substantial likelihood that this course of conduct will continue and will cause irreparable harm if the relief requested is not granted.6 Luna Decl. P. 11; Morris Decl. P. 13.

                  The threatened injury to plaintiffs outweighs the harm that the preliminary injunction may do to the defendants. No injury to any lawful interest of any of the defendants is likely to be incurred by defendants if the requested preliminary injunctive relief is granted.

---------------

6 According to the evidence submitted by the plaintiffs, Sterritt and others acting in concert with him have, during the past year, engaged in a continuing course of fraudulent conduct including the sale for a very little consideration of CIC land, the attempted sale of a $1.5 million note receivable, the sale of millions of dollars of stock to innocent investors, and the obtaining of two fraudulent and collusive consent judgments. Moreover, Sterritt and others acting in concert with him are continuing to attempt to sell land owned by CIC, as well as CIC stock. See Luna Decl.P. 13. Sterritt and others acting in concert with him have sought to alter and back-date documents from the corporate premises. See Hill Decl.P. 24; Graham Decl. P.P. 17-18.

                  Granting  the  preliminary   injunction   requested  will  not
         disserve the public interest.


                  Plaintiffs have no adequate remedy at law. See Gearhart Industries, Inc. v. Smith International, Inc., 741 F.2d 707, 716 (5th Cir. 1984) (proper remedy is an order that full disclosure be made, combined with an injunction extending only until a proper disclosure was made and perhaps shortly thereafter); Bertoglio v. Texas International Company, 472 F.Supp. 1017, 1022 (D. Del. 1979) (when a violation of proxy rules has been established, the court has equitable power to void the results of a shareholders' vote).

                  Therefore,   plaintiffs   are   entitled   to  a   preliminary
         injunction, as set forth in the order of preliminary injunction issued this date, restraining the individual defendants, pendente lite, (1) from purporting to act as directors of CIC, (2) from causing CIC to take any action, and (3) from holding any meeting of CIC shareholders without proper filing and distribution of proxy or information statements and annual reports containing all information required by law. See 15 U.S.C.ss.78n(a); 17 C.F.R.ss.ss. 240.14a-3(a), 3(b), 6(b);
         Citizens First Bankcorp,  Inc. v. Harreld,  559 F.Supp. 876, 874-75 (W.
         D. Ky. 1982) (injunctive relief proper when defendants failed to prepare a proxy statement and file it with the SEC); see also Edelman
         v. Salomon, 559 F. Supp. 1178, 1188 (D. Del. 1983) (preliminary injunction particularly appropriate where violation of Section 14(a) was clear).

                  Further, plaintiffs are entitled to preliminary injunctive relief (1) voiding the purported election of directors at the October 15, 1998 meeting and re-installing plaintiffs Morris, Blahitka, and Luna as directors of CIC, and (2) sterilizing the voting rights of the individual defendants or other persons acting in concert with them unless and until all disclosures required by law are made with respect to (a) the acquisition, voting or disposition of CIC stock or (b) any plans or proposals with respect to the liquidation, sale, or merger of CIC, or any other major change in its corporate structure. See 17 C.F.R.ss.240.13d-101; Gearhart Industries, 741 F.2d at 717 (noting that a district court can sterilize voting rights in a corporation's shares where there is irreparable harm); General Aircraft Corporation v. Lampert, 556 F. 2d 90, 97 (1st Cir. 1977) ("sterilization" of voting shares "may be appropriate"); Gladwin v. Medfield Corporation, 540 F 2d 1266, 1269, 1271 (5th Cir. 1976) (upholds district court's requirement of new solicitation materials and elections); United Paperworkers International Union v. International Paper Company, 801 F. Supp. 1134,

         1147 (S.D.N.Y.1992) (results of shareholder proposal voided and proposal ordered to be resubmitted), modified and affirmed, 985 F.2d 1190 (2d Cir. 1993); Committee for New Management of Guaranty Bancshares Corporation v. Dimeling, 772 F. Supp. 230, 240-41 (E.D. Pa.
         1991) (where quorum had not been established, action taken at meeting, including election of directors, was invalidated); Larkin v. Baltimore Bancorp., 769 F. Supp. 919, 934 (D. Md.) (new election ordered due to ambiguity in proxy communications), aff'd, 948 F.2d 1281 (4th Cir.
         1991)  (table);  Dillon v.  Berg,  326  F.Supp.  1214,  1235 (D.  Del.)
         (proxies  voided  and  meeting  voided),  aff'd,  453 F.2d 876 (3d Cir.
         1971).


                  Except as granted above, the plaintiff's application for a preliminary injunction is denied. SO ORDERED.


         January 28, 1999.
                                                   /s/ A. Joe Fish
                                                   ----------------
                                                       A. JOE FISH
                                                    United States District Judge

                                                                    EXHIBIT 99.3
                                        &

                                ATTORNEYS AT LAW

                             VINSON & ELKINS L.L.P.
                              2300 FIRST CITY TOWER
                               1001 FANNIN STREET
                            HOUSTON, TEXAS 77002-6760
Writer's Phone:
(713) 758-1152              TELEPHONE (713) 758-2222            E-mail:
                               FAX (713) 758-2346               lfossi@velaw.com
Writer's Fax:                                                   Web:
(713)615-5619                                                   www.velaw.com


                                December 3, 1999

Arthur Ungerman, Esq.
12900 Preston Road, Suite 900
Dallas, Texas 75230

         Re:     Rahr v. Sterritt, et al., No. 3:98-CV-0628-G

                 Rahr v. Grant Thornton LLP, et al., No. 3:99-CV-2305-G (collectively, the "Causes")
                                      ------

Dear Arthur:

This letter agreement sets forth the basis on which Stewart Rahr and Continental Investment Corporation ("CIC") will proceed in the Causes. As used in this agreement, CIC includes the corporation and, if an order for relief is entered on behalf of CIC in any bankruptcy proceeding, then the corporation as debtor-in-possession or any trustee appointed to act on behalf of the debtor's estate.

1.       Status of the Causes
         --------------------

As you know, the Rahr v. Sterritt cause includes both Rahr's direct claims and the claims of CIC against the same defendants, which are being pursued by Rahr derivatively.

In the Rahr v. Grant Thornton LLP cause, Rahr recently filed his motion for leave to intervene on behalf of CIC, with an attached Complaint in Intervention. Rahr made such filing immediately upon receipt from CIC of authorization to do so.

2.       Counsel for CIC's Interests
         ---------------------------

At present, Rahr is employing Vinson & Elkins L.L.P. ("V&E") and Proskauer Rose LLP ("Proskauer") to represent him (in both his direct and derivative claims) in Rahr v. Sterritt.

At present, Rahr is employing McDaniel & Allen, P.C. (the "McDaniel Firm") and Sayles & Lidji, P.C. (the "Werbner Firm") to represent him (in both his direct and derivative claims) in Rahr v. Grant Thornton LLP.




HOUSTON AUSTIN BEIJING DALLAS LONDON MOSCOW NEW YORK SINGAPORE WASHINGTON, D.C.

Arthur Ungerman
Page 2
December 3, 1999



If and to the extent that an order for relief is entered against CIC in any bankruptcy proceedings, then CIC promptly shall make appropriate application with the bankruptcy court to:

(a) engage V&E and Proskauer as its special counsel to prosecute CIC's claims in Rahr v. Sterritt; and

(b) engage the McDaniel and Werbner Firms as its special counsel to prosecute CIC's claims in Rahr v. Grant Thornton LLP.

Such application to the bankruptcy court shall be consistent with and encompass all terms set forth in this letter agreement.

3.       Payment of Legal Fees and Expenses
         ----------------------------------

Except as provided in paragraph 7 of this agreement, Rahr shall pay all legal fees, costs of court, and related expenses due with regard to his claims and to those of CIC in both Causes, including any fees, costs, and expenses incurred in connection with the appeals of orders or judgments entered in both Causes.

4.       Pooling and Allocation of Recovery
         ----------------------------------

CIC and Rahr shall pool all amounts, if any, ultimately recovered from the defendants in the Causes. All such amounts shall be divided 25% to CIC and 75% to Rahr.

5.       Control of the Litigation
         -------------------------

The Causes, or any part thereof, may not be disposed of by settlement agreement or out-of-court resolution without the advance written approval of both CIC (or anyone authorized to act on behalf of CIC's bankruptcy estate) and Rahr. Otherwise, Rahr shall have the right to make decisions regarding the manner in which the Causes are prosecuted, with no obligation to consult in advance with CIC.

CIC shall have the right to dismiss the special counsel prosecuting its claims in Rahr v. Sterritt and/or Rahr v. Grant Thornton LLP, and to substitute new special counsel of its own choosing.

6.       Cooperation
         -----------

CIC and Rahr shall cooperate fully with one another in prosecuting the claims and causes of action of Rahr and CIC in the Causes.

Arthur Ungerman
Page 3
December 3, 1999




7.       Collection Efforts
         ------------------

If any defendant in either of the Causes fails or refuses to pay any judgment rendered against such defendant, and if either Rahr or CIC (whichever, the "Collecting Party") to this agreement engages in collection proceedings against such defendant to enforce and collect such judgment, then the other party (the "Other Party") shall bear one-half of the Collecting Party's legal fees and costs associated with such collection efforts; however, the Other Party's share of such legal fees and costs shall be payable only out of and to the extent of the Other Party's share of any proceeds collected by reason of such collection efforts, but not otherwise. Notwithstanding the foregoing, neither Rahr nor CIC shall be obliged to make any collection efforts.

8.       Joint Interests and Privilege
         -----------------------------

Rahr and CIC agree that they have a common interest in connection with the Causes, and have a common interest in maximizing the assets of any CIC bankruptcy estate, and do not in any way intend to waive any applicable privilege by having common counsel, and agree to take all steps reasonably required to protect and preserve the attorney-client privilege, the work product privilege, and all related privileges that each enjoys or will enjoy with or with regard to V&E, Proskauer, and the McDaniel and Werbner Firms. Rahr and CIC acknowledge and agree that any claims of Rahr as a creditor or otherwise in any CIC bankruptcy proceedings will not serve to undermine or diminish all applicable attorney-client, work product, and related privileges. Neither Rahr nor CIC may waive any jointly privileged information or materials without the advance written consent of the other.

9.       Termination - Events
         --------------------

CIC shall have the right to terminate this agreement at any time, and for any reason, upon ten days advance written notice thereof to Rahr.

Rahr shall have the right to terminate this agreement by giving written notice thereof to CIC if, in connection with the Causes:

(a) any one or more of V&E, Proskauer, the McDaniel Firm, or the Werbner Firm is disqualified or dismissed as CIC's special counsel without the advance written consent of Rahr,

(b)      CIC engages new special counsel not selected by Rahr,

(c)      CIC  rejects  any  settlement  agreement  or  out-of-court   resolution
         proposed by Rahr as to the Causes or any part thereof, or

Arthur Ungerman
Page 4
December 3, 1999





(d) CIC comes under the control, directly or indirectly, of any one or more defendants in the Causes.

10.      Termination - Consequences
         --------------------------

Upon and effective as of the date of any termination of this agreement:

(a) V&E, Proskauer, the McDaniel Firm, and the Werbner Firm shall have the right immediately to withdraw as special counsel, and CIC shall not oppose any such withdrawal.

(b) CIC shall become liable for all of its own attorneys fees, costs of court, and related costs that accrue from and after such termination date. Additionally, CIC shall be liable to Rahr for 50% of all out-of-pocket costs incurred by Rahr in the Causes from and after the date of this agreement, which reimbursement shall be due by CIC immediately upon delivery by Rahr to CIC of an invoice therefor.

(c) V&E, Proskauer, the McDaniel Firm, the Werbner Firm, and/or Rahr (by way of contribution and/or reimbursement) shall have the right to apply to the bankruptcy court and to recover against CIC the reasonable value of such law firms' services up to the date of termination on behalf of or for the benefit of CIC in the Causes.

(d) If termination occurs after a verdict has been received in the trial of any or all of the causes, then paragraph 4 of this letter agreement shall survive such termination and continue in effect thereafter. If termination occurs before any verdict has been received in any or all of the Causes, then the agreement regarding pooling and allocation of recovery set forth in paragraph 4 thereafter shall apply only with respect to (a) amounts actually collected as of such termination date and (b) judgments entered as of such termination date. Without limiting the foregoing, if termination occurs before any verdict has been received, then Rahr shall be entitled to retain all judgments that are awarded to Rahr individually in the Causes and all amounts collected by Rahr by way of settlements of his individual claims from and after the termination date, and CIC shall be entitled to retain all judgments that are awarded to CIC in the Causes and all amounts collected by CIC by way of settlements of CIC's claims from and after the termination date, and each of Rahr and CIC shall thereafter be free to seek and collect their own separate recoveries for their respective causes of action, with no obligation to pool or allocate same among themselves.

(e)      The duty of cooperation set forth above shall cease.

Arthur Ungerman
Page 5
December 3, 1999





(f) The provisions regarding collection efforts shall survive termination as to all judgments entered as of the termination date.

(g) CIC shall have no right, and hereby waives any right, to disqualify V&E, Proskauer, the McDaniel Firm, and/or the Werbner Firm from continuing to represent the interests of Rahr in the Causes.

If this letter accurately sets forth our agreement, kindly sign in the space below and return an original counterpart to us. Your signature on this letter constitutes your representation that the Board of Directors of CIC has duly authorized CIC's execution and performance of this agreement.

                                        Very truly yours,



                                       Lawrence J. Fossi, duly authorized by
                                       Stewart Rahr to enter into this agreement


Agreed to:





Arthur Ungerman, duly authorized by
CIC to enter into this agreement on its
behalf

CONTINENTAL INVESTMENT CORPORATION


By:
     -----------------------------
        J. B. Morris
Its:   President

                                                                    EXHIBIT 99.4



                     Agreement Regarding Treatment of Claims

         This Agreement Regarding Treatment of Claims (this "Agreement") is made on the 6th day of December 1999 by and between Stewart Rahr ("Rahr") and Continental Investment Corporation, a Georgia corporation ("CIC").

                                    RECITALS:

         The directors of CIC, through their counsel, have advised Rahr that they likely will seek to have CIC convert the existing involuntary bankruptcy proceeding filed against it into a voluntary proceeding under chapter 11 of the United States Bankruptcy Code.

         The directors of CIC, through their counsel, have advised Rahr that they intend to submit a proposed plan of reorganization (the "Plan") to the Bankruptcy Court.

         Rahr and CIC wish to set forth their Agreement how Rahr's equity interest in CIC and his claims as a creditor of CIC would be treated under the Plan.

                                   AGREEMENT:

1.       Nature of Rahr's Interests Regarding CIC.
         -----------------------------------------

(a) Rahr is the owner and holder of 1,662,953 shares of the common stock of CIC (herein, "Rahr's Equity Claim").


Agreement Regarding Treatment of Claims - Page 2

(b) Rahr has paid (1) $50,000 in October 1998 to John Carney & Associates as legal fees for Carney's representation of J. B. Morris, Robert Luna, and Martin Blahitka in connection with Morris v. Bush and Sterritt v. Blahitka, (2) $25,000 to Carrington, Coleman, Sloman & Blumenthal, L.L.P. ("CCSB") on 12/13/98 as a retainer for CCSB's representation of Morris, Luna, and Blahitka in those same causes, (3) $42,506.88 on 2/8/99 to CCSB for same purposes, and (4) $73,613.86 on 2/24/99 to CCSB for same purposes. Rahr believes that in undertaking the Morris v. Bush suit, each of Morris, Luna, and Blahitka did so in the capacity of a CIC director who had been illegally removed from office by Dale Sterritt and those working in concert with Dale Sterritt, and each of them did so for the benefit of CIC and in order to stop what he regarded to be, based on information that Rahr and his agents had brought to light, looting, waste, and mismanagement of CIC's assets by Dale Sterritt and those working in concert with him. Rahr believes that in defending the Sterritt v. Blahitka suit, Morris, Luna, and Blahitka were acting in the interests of and for the benefit of CIC and in order to stop what each of them regarded to be, based on information that Rahr and his agents had brought to light, looting, waste, and mismanagement of CIC's assets by Dale Sterritt and those working in concert with him. Accordingly, Rahr believes he has a valid claim against CIC for the amounts so paid by Rahr, whether by way of reimbursement, contribution, subrogation, indemnity, or otherwise (herein, as same may be increased pursuant to subparagraph (c) below, "Rahr's Reimbursement Claim").

(c) Rahr has been advised that CCSB has outstanding invoices for its work on behalf Messrs. Morris, Blahitka, and Luna totaling $192,862.91. Rahr has agreed to pay these amounts, believes they arise from precisely the circumstances described in subparagraph (b) above, and believes that such payment likewise will give rise to a valid claim by Rahr against CIC.

2.       Agreement between Rahr and CIC Regarding Prosecuting Litigation.
         ----------------------------------------------------------------

At or near the time of this Agreement, Rahr and CIC are entering into a separate agreement (the "Litigation Agreement") setting forth the manner in which Rahr and CIC shall prosecute their respective claims in Rahr v. Sterritt, et al. and Rahr v. Grant Thornton, LLP, et al. (both pending in the United States District Court for the Northern District of Texas, Dallas Division), shall pool any and all amounts recovered by either or both of them in such causes, and shall allocate such recovery among themselves.

3.       Treatment of Rahr's Equity and Reimbursement Claims Under Plan.
         --------------------------------------------------------------

Rahr agrees to the proposed treatment of Rahr's Equity Claim and Rahr's Reimbursement Claim, as set forth in the Plan, such that Rahr shall receive an additional 10% of the recovery proceeds that are pooled under the Litigation Agreement.

4.       Miscellaneous.
         --------------

(a) If the Plan setting forth the foregoing treatment of Rahr's claims is not finally approved by the bankruptcy court on or before May 30, 2000, then this Agreement shall expire and be of no further force or effect, unless extended in writing by Rahr and CIC or unless otherwise ordered by the bankruptcy court.

(b) To induce Rahr to enter into this Agreement, CIC represents and warrants that the information it has furnished to Rahr pursuant to a letter agreement concerning confidentiality entered into on November 3, 1999 is accurate in all material respects, and that CIC has disclosed to Rahr all material facts about the status of negotiations concerning the so-called Ben Hill Site.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and any and all applicable federal laws.





Agreement Regarding Treatment of Claims-Page 2

IN WITNESS WHEREOF, Rahr and CIC have signed this Agreement.

------------------------------------------ -------------------------------------

                                              CONTINENTAL INVESTMENT CORPORATION

                                                By:

Stewart Rahr, by his attorney, Lawrence J.
Fossi, with permission                                   Name:
                                                         Title:
------------------------------------------ -------------------------------------
















Agreement Regarding Treatment of Claims-Page 3

                                                                    EXHIBIT 99.5




                       Continental Investment Corporation
                      10254 Miller Road Dallas, Texas 75238
                        (214) 691-1100 fax (214) 691-1173

NEWS RELEASE
For Immediate Release

                                                     Contact: Investor Relations
                                                                  (214) 691-1100


    FEDERAL JUDGE RE-INSTALLS INDEPENDENT DIRECTORS, CITING LIKELY SECURITIES
                    VIOLATIONS BY FORMER CONTINENTAL CHAIRMAN
             R. DALE STERRITT AND THOSE ACTING IN CONCERT WITH HIM


DALLAS, February 8, 1999.......Continental  Investment Corporation (OTC Bulletin
Board: CICG-news) announced today that on January 28, 1999 United States District Judge Joe A. Fish issued a preliminary injunction in a case brought by CICG's three independent directors and a major shareholder.

         Finding that the Plaintiffs in the case had shown a substantial likelihood of success on their claims that the defendants had violated the federal securities laws by among other things, soliciting proxies without disseminating a proxy statement, the Court voided the purported election of replacement directors at an October 15, 1998 shareholders meeting and re-installed Jerry B. Morris, Martin G. Blahitka and Robert D. Luna as directors of CICG. The Court also enjoined former CICG Chairman R. Dale Sterritt, and those acting in concert with him, pending trial, from purporting to act as directors of CICG or from causing CICG to take any action. In addition, the Court sterilized the voting rights of Sterritt and those acting in concert with him unless and until certain legally mandated disclosures are made.

         Sterritt's attempted replacement of the independent director was sparked by their decision to investigate allegations of improprieties lodged against Sterritt and others by CICG shareholders, and their decision to suspend Sterritt as CICG's chairman, pending that investigation. These and related matters, including an involuntary bankruptcy filed against CICG are currently the subject of a number of lawsuits, mostly in the Dallas federal courts.

         The three independent directors, who now constitute the Board of Directors of CICG, issued the following statement: "We are very pleased by the Court's action. We intend to complete our investigation into allegations of wrongdoing by Mr. Sterritt, and others, and to take whatever actions are appropriate to safeguard and advance the interests of CICG and its shareholders. At the same time. we have a business to run. We intend to do our very best to build both the business of CICG and the confidence of its shareholders.

DISCLOSURES REGARDING FORWARD-LOOKING STATEMENTS

         This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended ("Forward-Looking Statements"). All statements other than statements of historical fact included in this release are Forward-Looking Statements. In the normal course of its business, the Company, in an effort to help keep its shareholders and the public informed about the Company's operations, may from time to time issue certain statements, either in writing or orally, that contain or may contain Forward-Looking Statements. Although the Company believes that the expectations reflected in such Forward-Looking Statements are reasonable, it can give no assurance that such expectations will prove to have been correct.

                                                                    EXHIBIT 99.6



                       Continental Investment Corporation
                      10254 Miller Road Dallas, Texas 75238
                        (214) 691-1100 fax (214) 691-1173

NEWS RELEASE
For Immediate Release

                                                     Contact: Investor Relations

                                                                  (214) 691-1100

            CONTINENTAL INVESTMENT CORPORATION EXPRESSES CONCERN OVER
                           PAST FINANCIAL STATEMENTS

DALLAS, March 10,  1999.......Continental  Investment  Corporation (OTC Bulletin
Board: CICG-news) announced today that, due to various allegations raised in litigation involving the former Chairman and CEO of the Company, the financial statements of the Company for the period beginning January 1, 1996 through September 30, 1998, may not be reliable. Among other things, it is alleged that certain significant transactions in which the Company engaged were not with unrelated parties. If the allegations are true, the manner in which the assets involved in those transactions were valued could be materially incorrect. At this time, the Company is unable to be more specific about the nature or magnitude of the possible problems with the financial statements. The Company intends to complete a review of the transactions and financial statements as soon as possible and upon completion of the review, will take such action as it deems appropriate, including possibly restating those financial statements. The Company does not currently anticipate issuing additional press releases concerning these issues until it has completed its review and does not anticipate being in a position to file its Form 10-KSB until that time.

         The review is being conducted at the direction of the Company's three independent directors who were re-installed as directors on January 28, 1999 pursuant to a Federal Court Order in litigation brought by the independent directors and a minority share holder against the former Chairman and CEO of the Company.

DISCLOSURES REGARDING FORWARD-LOOKING STATEMENTS

         This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended ("Forward-Looking Statements"). All statements other than statements of historical fact included in this release are Forward-Looking Statements. In the normal course of its business, the Company, in an effort to help keep its shareholders and the public informed about the Company's operations, may from time to time issue certain statements, either in writing or orally, that contain or may contain Forward-Looking Statements. Although the Company believes that the expectations reflected in such Forward-Looking Statements are reasonable, it can give no assurance that such expectations will prove to have been correct.

                                                                    EXHIBIT 99.7



                       Continental Investment Corporation
                      10254 Miller Road Dallas, Texas 75238
                        (214) 691-1100 fax (214) 691-1173

NEWS RELEASE
For Immediate Release

                                                     Contact: Investor Relations
                                                                  (214) 691-1100

            BOARD OF DIRECTORS OF CONTINENTAL INVESTMENT CORPORATION

                       APPROVES CHANGE IN ACCOUNTING FIRMS

DALLAS,  April 8,  1999.......Continental  Investment  Corporation (OTC Bulletin
Board: CICG-news) announced today that effective on March 10, 1999, Continental Investment Corporation (the "Company") engaged the accounting firm of Belew Averitt LLP, Dallas, Texas as the Company's independent accountants to replace its prior auditors who were dismissed by the Company on March 10, 1999. The new accountants have been engaged to audit and report on the financial statements of the Company for its fiscal year ended December 31, 1998.

         This action to replace the Company's auditors was approved by the Board of Directors of the Company.

         During the Company's 1996 and 1997 fiscal years and the subsequent interim periods preceding the dismissal, there were no disagreements with the former auditors on matters of accounting principles or practices, financial statement disclosure or auditing scope of procedure. The accountant's reports on the Company's financial statements for each of the 1996 and 1997 fiscal years contained no adverse opinion, no disclaimer of opinion or no qualified or modified opinion as to the uncertainty, audit scope or accounting principles.

DISCLOSURES REGARDING FORWARD-LOOKING STATEMENTS

         This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended ("Forward-Looking Statements"). All statements other than statements of historical fact included in this release are Forward-Looking Statements. In the normal course of its business, the Company, in an effort to help keep its shareholders and the public informed about the Company's operations, may from time to time issue certain statements, either in writing or orally, that contain or may contain Forward-Looking Statements. Although the Company believes that the expectations reflected in such Forward-Looking Statements are reasonable, it can give no assurance that such expectations will prove to have been correct.

                                                                    EXHIBIT 99.8


                       Continental Investment Corporation

                      10254 Miller Road Dallas, Texas 75238

                        (214) 691-1100 fax (214) 691-1173

NEWS RELEASE

For Immediate Release

                                                     Contact: Investor Relations
                                                                 (214) 691-1100


                       CONTINENTAL INVESTMENT CORPORATION
                       CONSENTS TO RELIEF UNDER BANKRUPTCY

DALLAS,  December 6,  1999.......Continental  Investment  Corporation (CICGE/OTC
Pink Sheets) today consented to relief pursuant to Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas-Dallas Division.

         On January 13, 1999, a group of alleged creditors filed an involuntary Chapter 11 bankruptcy petition against the Company in the United States Bankruptcy Court for the Northern District of Georgia-Atlanta Division. On March, 19, 1999 an Order was entered to transfer the case from the United States Bankruptcy Court for the Northern District of Georgia-Atlanta Division to the United States Bankruptcy Court for the Northern District of Texas-Dallas Division.

         In the Order for Relief, the Company disputed that the petitioning creditors are valid creditors of the Company and/or have valid claims in this case, and that the Company had reserved all rights to dispute their claims as part of the proceedings.

         Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this news release which are not historical facts may be "forward-looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. For example, statements that describe Continental's hopes, plans, objectives, goals, intentions, or expectations are forward-looking statements. The forward-looking statements made herein are only made as of the date of this news release. Numerous factors, many of which are beyond Continental's control, will affect actual results. Continental undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. This news release should be read in conjunction with Continental's quarterly report on Form 10-QSB for the quarter year ended September 30, 1998 and other filings with the U.S. Securities and Exchange Commission by Continental.